UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Logitech International S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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July 25, 2023
To our shareholders:
You are cordially invited to attend Logitech's 2023 Annual General Meeting. The meeting will be held on Wednesday, September 13, 2023 at 2:00 p.m. at the SwissTech Convention Center, EPFL, in Lausanne, Switzerland.
Enclosed is the Invitation and Proxy Statement for the meeting, which includes an agenda and discussion of the items to be voted on at the meeting, instructions on how you can exercise your voting rights, information concerning Logitech’s compensation of its Board members and executive officers, and other relevant information.
Whether or not you plan to attend the Annual General Meeting, your vote is important, and you should take the steps required so that your shares are represented at the 2023 Annual General Meeting.
Thank you for your continued support of Logitech.

Wendy Becker
Chairperson of the Board

LOGITECH INTERNATIONAL S.A.
Invitation to the Annual General Meeting
Wednesday, September 13, 2023
2:00 p.m. Central European Summer Time (registration starts at 1:30 p.m.)
SwissTech Convention Center, EPFL – Lausanne, Switzerland
*****
AGENDA
Reports
Report on Operations for the fiscal year ended March 31, 2023
Proposals
1.Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2023
2.Advisory vote to approve Named Executive Officers Compensation for fiscal year 2023
3.Advisory vote on the frequency of future advisory votes on executive compensation
4.Advisory vote on the Swiss Compensation Report for fiscal year 2023
5.Appropriation of available earnings and declaration of dividend
6.Amendments of the Articles of Incorporation
6.A.    Shareholders rights and general meeting of shareholders
6.B.    Compensation and mandates
6.C.    Creation of a capital band
6.D.    Administrative amendments to the Articles of Incorporation
7.Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2023
8.Elections to the Board of Directors
8.A.    Re-election of Dr. Patrick Aebischer
8.B.    Re-election of Ms. Wendy Becker
8.C.    Re-election of Dr. Edouard Bugnion
8.D.    Re-election of Mr. Guy Gecht
8.E.    Re-election of Ms. Marjorie Lao
8.F.    Re-election of Ms. Neela Montgomery
8.G.    Re-election of Ms. Deborah Thomas
8.H.    Re-election of Mr. Christopher Jones
8.I.    Re-election of Mr. Kwok Wang Ng
8.J.    Re-election of Mr. Sascha Zahnd
9.Election of the Chairperson of the Board
10.Elections to the Compensation Committee
10.A.    Re-election of Ms. Neela Montgomery

10.B.    Re-election of Mr. Kwok Wang Ng
10.C.    Election of Ms. Deborah Thomas
11.Approval of Compensation for the Board of Directors for the 2023 to 2024 Board Year
12.Approval of Compensation for the Group Management Team for fiscal year 2025
13.Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2024
14.Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative
Hautemorges, Switzerland, July 25, 2023
The Board of Directors

Questions and Answers about The Logitech 2023 Annual General Meeting
General Information for All Shareholders

WHY AM I RECEIVING THIS “INVITATION AND PROXY STATEMENT”?
This document is designed to comply with both Swiss corporate law and U.S. proxy statement rules. Outside of the U.S. and Canada, the agenda, the proposals and the explanations included in this Invitation and Proxy Statement together with an explanation of organizational matters will be made available to registered shareholders also in French and German. We made copies of this Invitation and Proxy Statement available to shareholders beginning on July 26, 2023.

The Response Coupon or Proxy Card are requested on behalf of the Board of Directors of Logitech for use at Logitech’s Annual General Meeting. The meeting will be held on Wednesday, September 13, 2023 at 2:00 p.m., Central European Summer Time, at the SwissTech Convention Center, EPFL, in Lausanne, Switzerland.

WHO IS ENTITLED TO VOTE AT THE MEETING?
Shareholders registered in the Share Register of Logitech International S.A. (including in the sub-register maintained by Logitech’s U.S. transfer agent, Computershare) on Thursday, September 7, 2023 have the right to vote at the Annual General Meeting. No shareholders will be entered in the Share Register between September 7, 2023 and the day following the meeting. As of June 30, 2023, there were 82,271,410 shares registered and entitled to vote out of a total of 158,623,085 Logitech shares outstanding. The actual number of registered shares that will be entitled to vote at the meeting will vary depending on how many more shares are registered, or deregistered, between June 30, 2023 and September 7, 2023.

For information on the criteria for the determination of the U.S. or Canadian “street name” beneficial owners who may vote with respect to the meeting, please refer to “Further Information for U.S. or Canadian “Street Name” Beneficial Owners” below.

WHO IS A REGISTERED SHAREHOLDER?
If your shares are registered directly in your name with us in the Share Register of Logitech International S.A., or in our sub-register maintained by our U.S. transfer agent, Computershare, you are considered a registered shareholder, and this Invitation and Proxy Statement and related materials are being sent or made available to you by or on behalf of Logitech.

2023 General Annual Meeting Invitation, Proxy Statement	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

WHO IS A BENEFICIAL OWNER WITH SHARES REGISTERED IN THE NAME OF A CUSTODIAN, OR “STREET NAME” OWNER?
Shareholders that have not requested registration in our Share Register directly, and hold shares through a broker, trustee or nominee or other similar organization that is a registered shareholder, are beneficial owners of shares registered in the name of a custodian. If you hold your Logitech shares through a U.S. or Canadian broker, trustee or nominee or other similar organization (also called holding in “street name”), which is the typical practice of our shareholders in the U.S. and Canada, the organization holding your account is considered the registered shareholder for purposes of voting at the meeting, and this Invitation and Proxy Statement and related materials are being sent or made available to you by them. You have the right to direct that organization on how to vote the shares held in your account.

WHY IS IT IMPORTANT FOR ME TO VOTE?	Logitech is a public company and certain key decisions can only be made by shareholders. Whether or not you plan to attend, your vote is important so that your shares are represented.

HOW MANY REGISTERED SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE MEETING?
There is no presence quorum requirement for the meeting. Under Swiss law, public companies do not have specific quorum requirements for shareholder meetings, and our Articles of Incorporation do not otherwise provide for a quorum requirement.

WHERE ARE LOGITECH’S PRINCIPAL EXECUTIVE OFFICES?
Logitech’s principal executive office in Switzerland is at EPFL – Quartier de l’Innovation, Daniel Borel Innovation Center, 1015 Lausanne, Switzerland, and our principal executive office in the United States is at c/o Logitech Inc., 3930 North First Street, San Jose, CA 95134. Logitech’s main telephone number in Switzerland is +41-(0)21-863-5111 and our main telephone number in the United States is +1-510-795-8500.

HOW CAN I OBTAIN LOGITECH’S PROXY STATEMENT, ANNUAL REPORT AND OTHER ANNUAL REPORTING MATERIALS?
A copy of our 2023 Annual Report to Shareholders, which contains the consolidated financial statements of Logitech International S.A for the fiscal year ended March 31, 2023, the Swiss statutory financial statements of Logitech International S.A. for the fiscal year ended March 31, 2023, and the auditor’s reports thereon, this Invitation and Proxy Statement and our Annual Report on Form 10-K for fiscal year 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) are available on our website at http://ir.logitech.com. Shareholders also may request free copies of these materials at our principal executive offices in Switzerland or the United States, at the addresses above, or by contacting our investor relations group at IR@logitech.com or at +1-510-916-9842.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?
We intend to announce voting results at the meeting and issue a press release promptly after the meeting. We will also file the results on a Current Report on Form 8-K with the SEC by Tuesday, September 19, 2023. A copy of the Form 8-K will be available on our website at http://ir.logitech.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

IF I AM NOT A REGISTERED SHAREHOLDER, CAN I ATTEND AND VOTE AT THE MEETING?
You may not attend the meeting and vote your shares in person at the meeting unless you either become a registered shareholder by September 7, 2023 or you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. If you hold your shares through a non-U.S. or non-Canadian broker, trustee or nominee, you may become a registered shareholder by contacting our Share Registrar at Logitech International S.A., c/o Devigus Shareholder Services, Birkenstrasse 47, CH-6343 Rotkreuz, Switzerland, and following their registration instructions or, in certain countries, by requesting registration through the bank or brokerage through which you hold your shares. If you hold your shares through a U.S. or Canadian broker, trustee or nominee, you may become a registered shareholder by contacting your broker, trustee or nominee, and following their registration instructions.

Further Information for Registered Shareholders

HOW CAN I VOTE IF I CANNOT ATTEND THE MEETING?
If you do not plan to attend the meeting in person, you may appoint the Independent Representative, Etude Regina Wenger & Sarah Keiser-Wüger, to represent you at the meeting. Please provide your voting instructions by marking the applicable boxes beside the agenda items on the Internet voting site for registered shareholders, www.gvmanager-live.ch/logitech for shareholders on the Swiss share register or www.proxyvote.com for shareholders on the U.S. share register, or on the Response Coupon or Proxy Card, as applicable.

SWISS SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.gvmanager-live.ch/logitech and log in with your access code printed on the Response Coupon. Please use the menu item “Grant Procuration” and submit your instructions by clicking on the “Send” button.

SWISS SHARE REGISTER – RESPONSE COUPON – Mark the box under Option 3 on the enclosed Response Coupon. Please sign, date and promptly mail your completed Response Coupon to Etude Regina Wenger & Sarah Keiser-Wüger using the appropriate enclosed postage-paid envelope addressed to Logitech International S.A., c/o Devigus Shareholder Services, Birkenstrasse 47, 6343 Rotkreuz, Switzerland.

U.S. SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.proxyvote.com and log in with your 16-digit voting control number printed in the box marked by the arrow on the Notice of Internet Availability of Proxy Materials that you received from us. Please follow the menus to select the Independent Representative, Etude Regina Wenger & Sarah Keiser-Wüger, to represent you at the meeting. Please submit your instructions by clicking on the "Submit" button.

U.S. SHARE REGISTER – PROXY CARD – If you have requested a Proxy Card, mark the box “Yes” on the Proxy Card to select the Independent Representative, Etude Regina Wenger & Sarah Keiser-Wüger, to represent you at the meeting. Please sign, date and promptly mail your completed Proxy Card to Broadridge using the enclosed postage-paid envelope.

2023 General Annual Meeting Invitation, Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

HOW CAN I ATTEND THE MEETING?
If you wish to attend the meeting in person, you will need to obtain an admission card. You may order your admission card on the Internet voting site for registered shareholders, www.gvmanager-live.ch/logitech for shareholders on the Swiss share register or www.proxyvote.com for shareholders on the U.S. share register, or on the Response Coupon or Proxy Card, as applicable, and we will send you an admission card for the meeting. If an admission card is not received by you prior to the meeting and you are a registered shareholder as of September 7, 2023, you may attend the meeting by presenting proof of identification at the meeting.

SWISS SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site gvmanager-live.ch/logitech and log in with your access code printed on the Response Coupon. Please use the menu item “Order Admission Card”.

SWISS SHARE REGISTER – RESPONSE COUPON – Mark the box under Option 1 on the enclosed Response Coupon. Please send the completed, signed and dated Response Coupon to Logitech using the enclosed postage-paid envelope by Thursday, September 7, 2023.

U.S. SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.proxyvote.com and log in with your 16-digit voting control number printed in the box marked by the arrow on the Notice of Internet Availability of Proxy Materials that you received from us. Please follow the menus to indicate that you will personally attend the meeting.

U.S. SHARE REGISTER – PROXY CARD – If you have requested a Proxy Card, mark the box “Yes” on the Proxy Card to indicate that you will personally attend the meeting. Please sign, date and promptly mail your completed Proxy Card to Broadridge using the enclosed postage-paid envelope by Thursday, September 7, 2023.

CAN I HAVE ANOTHER PERSON REPRESENT ME AT THE MEETING?
Yes. If you would like someone other than the Independent Representative to represent you at the meeting, please mark Option 2 on the Response Coupon (for shareholders on the Swiss share register) or, if you requested a Proxy Card (for shareholders on the U.S. share register), mark the box on the Proxy Card to authorize the person you name on the reverse side of the Proxy Card. On either the Response Coupon or the Proxy Card, please provide the name and address of the person you want to represent you. Please return the completed, signed and dated Response Coupon to Logitech and the completed, signed and dated Proxy Card to Broadridge, using the enclosed postage-paid envelope by September 7, 2023. We will send an admission card for the meeting to your representative. If the name and address instructions you provide are not clear, Logitech will send the admission card to you, and you must forward it to your representative.

If you requested and received an admission card to attend the meeting in person, you can also authorize someone other than the Independent Representative to represent you at the meeting on the admission card and provide that signed, dated and completed admission card to your representative, together with your voting instructions.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

CAN I SELL MY SHARES BEFORE THE MEETING IF I HAVE VOTED?
Logitech does not block the transfer of shares before the meeting. However, if you sell your Logitech shares before the meeting and Logitech’s Share Registrar is notified of the sale, your votes with those shares will not be counted. Any person who purchases shares after the Share Register closes on Thursday, September 7, 2023 will not be able to register them until the day after the meeting and so will not be able to vote the shares at the meeting.

IF I VOTE BY PROXY, CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may change your vote by Internet or by mail through September 7, 2023. You may also change your vote by attending the meeting and voting in person. For shareholders on the Swiss share register, you may revoke your vote by requesting a new access code and providing new voting instructions at www.gvmanager-live.ch/logitech, or by requesting and submitting a new Response Coupon from our Swiss Share Register at Devigus Shareholder Services (by telephone at +41-41-798-48-33 or by email at logitech@devigus.com). For shareholders on the U.S. share register, you may revoke your vote by providing new voting instructions at www.proxyvote.com, if you voted by Internet, or by requesting and submitting a new Proxy Card. Your attendance at the meeting will not automatically revoke your vote or Response Coupon or Proxy Card unless you vote again at the meeting or specifically request in writing that your prior voting instructions be revoked.

SWISS SHARE REGISTER – INTERNET VOTING – After you receive the new access code, go to the Internet voting site www.gvmanager-live.ch/logitech and log in. Please use the menu item “Grant Procuration”. Follow the directions on the site to complete and submit your new instructions until Thursday, September 7, 2023, 23:59 (Central European Summer Time), or you may attend the meeting and vote in person.

SWISS SHARE REGISTER – RESPONSE COUPON – If you request a new Response Coupon and wish to vote again, you may complete the new Response Coupon and return it to us by September 7, 2023, or you may attend the meeting and vote in person.

U.S. SHARE REGISTER – INTERNET VOTING – Go to the Internet voting site www.proxyvote.com and log in with your 16-digit voting control number printed in the box on the Notice of Internet Availability of Proxy Materials that you received from us. Please follow the menus to submit your new instructions until Thursday, September 7, 2023, 11:59 p.m. (U.S. Eastern Daylight Time), or you may attend the meeting and vote in person.

U.S. SHARE REGISTER – PROXY CARD – If you request a new Proxy Card and wish to vote again, you may complete the new Proxy Card and return it to Broadridge by September 7, 2023, or you may attend the meeting and vote in person.

IF I VOTE BY PROXY, WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?
SWISS SHARE REGISTER – INTERNET VOTING – If you are a registered shareholder and vote using the Internet voting site, you have to give specific voting instructions for all agenda items before you can submit your instructions.

SWISS SHARE REGISTER – RESPONSE COUPON – If you are a registered shareholder and sign and return a Response Coupon without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be presented to shareholders during the course of the meeting.

2023 General Annual Meeting Invitation, Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

U.S. SHARE REGISTER – INTERNET VOTING – If you are a registered shareholder and vote using the Internet voting site without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be presented to shareholders during the course of the meeting.

U.S. SHARE REGISTER – PROXY CARD – If you are a registered shareholder and sign and return a Proxy Card without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be presented to shareholders during the course of the meeting.

WHO CAN I CONTACT IF I HAVE QUESTIONS?	If you have any questions or need assistance in voting your shares, please call us at +1-510-916-9842 or email us at IR@logitech.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Further Information for U.S. or Canadian “Street Name” Beneficial Owners

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
We have provided access to our proxy materials over the Internet to beneficial owners holding their shares in “street name” through a U.S. or Canadian broker, trustee or nominee. Accordingly, such brokers, trustees or nominees are forwarding a Notice of Internet Availability of Proxy Materials (the “Notice”) to such beneficial owners. All such shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, beneficial owners holding their shares in street name through a U.S. or Canadian broker, trustee or nominee may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

HOW CAN I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?
The Notice will provide you with instructions regarding how to:
• View our proxy materials for the meeting on the Internet; and
• Instruct us to send our future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual shareholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

WHO MAY PROVIDE VOTING INSTRUCTIONS FOR THE MEETING?
For purposes of U.S. or Canadian beneficial shareholder voting, shareholders holding shares through a U.S. or Canadian broker, trustee or nominee organization on July 10, 2023 may direct the organization on how to vote. Logitech has made arrangements with a service company to U.S. and Canadian brokers, trustees and nominee organizations for that service company to provide a reconciliation of share positions of U.S. and Canadian “street name” beneficial owners between July 10, 2023 and August 28, 2023, which Logitech determined is the last practicable date before the meeting for such a reconciliation. These arrangements are intended to result in the following adjustments: If a U.S. or Canadian “street name” beneficial owner as of July 10, 2023 votes but subsequently sells their shares before August 28, 2023, their votes will be canceled. A U.S. or Canadian “street name” beneficial owner as of July 10, 2023 that has voted and subsequently increases or decreases their shareholdings but remains a beneficial owner as of August 28, 2023 will have their votes increased or decreased to reflect their shareholdings as of August 28, 2023.

If you acquire Logitech shares in “street name” after July 10, 2023 through a U.S. or Canadian broker, trustee or nominee, and wish to vote at the meeting or provide voting instructions by proxy, you must become a registered shareholder. You may become a registered shareholder by contacting your broker, trustee or nominee, and following their registration instructions. In order to allow adequate time for registration, for proxy materials to be sent or made available to you, and for your voting instructions to be returned to us before the meeting, please begin the registration process as far before September 7, 2023 as possible.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

IF I AM A U.S. OR CANADIAN “STREET NAME” BENEFICIAL OWNER, HOW DO I VOTE?
If you are a beneficial owner of shares held in “street name” and you wish to vote in person at the meeting, you must obtain a valid proxy from the organization that holds your shares.

If you do not wish to vote in person, you may vote by proxy. You may vote by proxy over the Internet, by mail or by telephone by following the instructions provided in the Notice or on the Proxy Card.

WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?
If you are a beneficial owner of shares held in “street name” in the United States or Canada and do not provide your broker, trustee or nominee with specific voting instructions, then under the rules of various national and regional securities exchanges, your broker, trustee or nominee may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, your shares will not be voted on such matter and will not be considered votes cast on the applicable Proposal. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice. We believe the following Proposals will be considered non-routine: Proposal 2 (Advisory vote to approve Named Executive Officer Compensation for fiscal year 2023), Proposal 3 (Advisory vote on the frequency of future advisory votes on executive compensation), Proposal 4 (Advisory vote on the Swiss Compensation Report for fiscal year 2023), Proposal 5 (Appropriation of available earnings and declaration of dividend), Proposal 6 (Amendment of the Articles of Incorporation), Proposal 7 (Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2023), Proposal 8 (Elections to the Board of Directors), Proposal 9 (Election of the Chairperson of the Board), Proposal 10 (Elections to the Compensation Committee), Proposal 11 (Approval of Compensation for the Board of Directors for the 2023 to 2024 Board Year), Proposal 12 (Approval of Compensation for the Group Management Team for fiscal year 2025), Proposal 14 (Re-election of the Independent Representative). All other Proposals involve matters that we believe will be considered routine. Any “broker non-votes” on any Proposals will not be considered votes cast on the Proposal.

WHAT IS THE DEADLINE FOR DELIVERING MY VOTING INSTRUCTIONS?
If you hold your shares through a U.S. or Canadian bank or brokerage or other custodian, you have until 11:59 pm (U.S. Eastern Daylight Time) on Thursday, September 7, 2023 to deliver your voting instructions.

CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person if you have a “legal proxy” that allows you to attend the meeting and vote. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS OR REQUEST A SINGLE SET FOR MY HOUSEHOLD IN THE UNITED STATES?
We have adopted a procedure approved by the SEC called “householding” for shareholders in the United States. Under this procedure, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy statement and annual report unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each U.S. shareholder who participates in householding will continue to be able to access or receive a separate Proxy Card.

If you wish to receive a separate proxy statement and annual report at this time, please request the additional copy by contacting our mailing agent, Broadridge, by telephone at +1-866-540-7095 or by email at sendmaterial@proxyvote.com. If any shareholders in your household wish to receive a separate proxy statement and annual report in the future, they may call our investor relations group at +1-510-916-9842 or write to Investor Relations, 3930 North First Street, San Jose, CA 95134. They may also send an email to our investor relations group at IR@logitech.com. Other shareholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple proxy statements and annual reports by calling or writing to our investor relations group.

Further Information for Shareholders with Shares Registered Through a Bank or Brokerage as Custodian (Outside the U.S. or Canada)

HOW DO I VOTE BY PROXY IF MY SHARES ARE REGISTERED THROUGH MY BANK OR BROKERAGE AS CUSTODIAN?
Your broker, trustee or nominee should have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. If you did not receive such instructions you must contact your bank or brokerage for their voting instructions.

WHAT IS THE DEADLINE FOR DELIVERING MY VOTING INSTRUCTIONS IF MY LOGITECH SHARES ARE REGISTERED THROUGH MY BANK OR BROKERAGE AS CUSTODIAN?
Banks and brokerages typically set deadlines for receiving instructions from their account holders. Outside of the U.S. and Canada, this deadline is typically two to three days before the deadline of the company holding the general meeting. This is so that the custodians can collect the voting instructions and pass them on to the company holding the meeting. If you hold Logitech shares through a bank or brokerage outside the U.S. or Canada, please check with your bank or brokerage for their specific voting deadline and submit your voting instructions to them as far before that deadline as possible.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

Other Meeting Information
Meeting Proposals
There are no other matters that the Board intends to present, or has reason to believe others will present, at the Annual General Meeting.
If you are a registered shareholder:

SWISS SHARE REGISTER
INTERNET VOTING – If you are a registered shareholder and vote using the Internet voting site, you have to give specific voting instructions to all agenda items before you can submit your instructions.

RESPONSE COUPON – If you are a registered shareholder and sign and return a Response Coupon without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be submitted to shareholders during the course of the meeting.

U.S. SHARE REGISTER
INTERNET VOTING – If you are a registered shareholder and vote using the Internet voting site without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new, amended or modified proposals that could be submitted to shareholders during the course of the meeting.

PROXY CARD – If you are a registered shareholder and sign and return a Proxy Card without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote your shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new and amended proposals that could be formulated during the course of the meeting.

If you are a beneficial owner of shares held in “street name” in the United States or Canada, if other matters are properly presented for voting at the meeting and you have provided discretionary voting instructions on a voting instruction card or through the Internet or other permitted voting mechanisms or have not provided voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors at the meeting on such matters.
Proxy Solicitation
Certain of our directors, officers and other employees, without additional compensation, may contact shareholders personally or in writing, by telephone, email or otherwise in connection with the proposals to be made at the meeting. In the United States, we are required to request that brokers and nominees who hold shares in their names furnish our proxy material to the beneficial owners of the shares, and we must reimburse such brokers and nominees for the expenses of doing so in accordance with certain U.S. statutory fee schedules.

We have also engaged Morrow Sodali S.P.A., Taunustor 1, 60310 Frankfurt, Germany, to assist in contacting shareholders in connection with the meeting and certain other services, and will pay Morrow Sodali a fee of approximately $54,900, plus reimbursement of out-of-pocket expenses.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

Tabulation of Votes
The chairperson of the meeting will appoint scrutineers as appropriate. As is typical for Swiss companies, our Share Registrar will tabulate the voting instructions of registered shareholders that are provided in advance of the meeting.
Shareholder Proposals and Nominees
Shareholder Proposals for 2023 Annual General Meeting
Under our Articles of Incorporation, one or more registered shareholders who together represent shares representing at least the lesser of (i) one percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs may demand that an item be placed on the agenda of a meeting of shareholders. Any such proposal must be included by the Board in our materials for the meeting. A request to place an item on the meeting agenda must be in writing and describe the proposal. With respect to the 2023 Annual General Meeting, the deadline to receive proposals for the agenda was July 15, 2023. In addition, under Swiss law, registered shareholders, or persons holding a valid proxy from a registered shareholder, may propose alternatives to items on the 2023 Annual General Meeting agenda before or at the meeting.
Shareholder Proposals for 2024 Annual General Meeting
We anticipate holding our 2024 Annual General Meeting on or about September 4, 2024. One or more registered shareholders who satisfy the minimum shareholding requirements in the Company’s Articles of Incorporation may demand that an item be placed on the agenda for our 2024 Annual General Meeting of shareholders by delivering a written request describing the proposal to the Corporate Secretary of Logitech at our principal executive office in either Switzerland or the United States no later than July 6, 2024. In addition, if you are a registered shareholder and satisfy the shareholding requirements under Rule 14a-8 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), you may submit a proposal for consideration by the Board of Directors for inclusion in the 2024 Annual General Meeting agenda by delivering a request and a description of the proposal to the Corporate Secretary of Logitech at our principal executive office in either Switzerland or the United States no later than March 27, 2024. The proposal will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials under U.S. securities laws. Under the Company’s Articles of Incorporation only registered shareholders are recognized as Logitech shareholders. As a result, if you are not a registered shareholder you may not make proposals for the 2024 Annual General Meeting.
Nominations of Director Candidates
Nominations of director candidates by registered shareholders must follow the rules for shareholder proposals above.
Provisions of Articles of Incorporation
The relevant provisions of our Articles of Incorporation regarding the right of one or more registered shareholders who together represent shares representing at least the lesser of (i) one percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs to demand that an item be placed on the agenda of a meeting of shareholders are available on our website at http://ir.logitech.com. You may also contact the Corporate Secretary of Logitech at our principal executive office in either Switzerland or the United States to request a copy of the relevant provisions of our Articles of Incorporation.

2023 General Annual Meeting Invitation, Proxy Statement	11

Agenda Proposals and Explanations

Proposal 1
Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of Logitech International S.A. for Fiscal Year 2023
Proposal
The Board of Directors proposes that the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2023 be approved.
Explanation
The Logitech consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2023 are contained in Logitech’s Annual Report, which was made available to all registered shareholders on or before the date of this Invitation and Proxy Statement. The Annual Report also contains the reports of Logitech’s auditors on the consolidated financial statements and on the statutory financial statements, Logitech’s Compensation Tables prepared in compliance with Swiss corporate law (the "Remuneration Report") as well as the report of the statutory auditors on the Remuneration Report, additional information on the Company’s business, organization and strategy, and information relating to corporate governance as required by the SIX Swiss Exchange directive on corporate governance. Copies of the Annual Report are available on the Internet at http://ir.logitech.com.
Under Swiss law, the annual report and financial statements of Swiss companies must be submitted to shareholders for approval or disapproval at each annual general meeting. In the event of a negative vote on this proposal by shareholders, the Board of Directors may call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.
Approval of this proposal does not constitute approval or disapproval of any of the individual matters referred to in the Annual Report or the consolidated or statutory financial statements for fiscal year 2023.
KPMG AG, as Logitech's auditors, issued an unqualified recommendation to the Annual General Meeting that the consolidated and statutory financial statements of Logitech International S.A. be approved. KPMG AG expressed their opinion that the consolidated financial statements for the year ended March 31, 2023 present fairly, in all material respects, the financial position, the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and comply with Swiss law. They further expressed their opinion and confirmed that the statutory financial statements and the proposed appropriation of available earnings comply with Swiss law and the Articles of Incorporation of Logitech International S.A. and the Remuneration Report contains the information required by Swiss law.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2023.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 2
Advisory Vote to Approve Named Executive Officers Compensation for Fiscal Year 2023
Proposal
The Board of Directors proposes that shareholders approve, on an advisory basis, the compensation of Logitech’s named executive officers disclosed in Logitech’s Compensation Report for Fiscal Year 2023.
Explanation
Since 2009, the Logitech Board of Directors has asked shareholders each year to approve Logitech’s compensation philosophy, policies and practices, as set out in the “Compensation Discussion and Analysis” section of the Compensation Report, in a proposal commonly known as a “say-on-pay” proposal. Beginning with the 2011 Annual General Meeting, a say-on-pay advisory vote was required for all public companies, including Logitech, that are subject to the applicable U.S. proxy statement rules. Shareholders have been supportive of our compensation philosophy, policies and practices in each of those years.
At the 2017 Annual General Meeting, shareholders approved a proposal to take the say-on-pay vote annually. Accordingly, the Board of Directors is asking shareholders to approve, on an advisory basis, the compensation of Logitech’s named executive officers disclosed in the Compensation Report, including the “Compensation Discussion and Analysis,” the Summary Compensation table and the related compensation tables, notes, and narrative, once every year until this 2023 Annual General Meeting, which, in accordance with applicable law, is the next required vote on the frequency of shareholder votes on compensation of named executive officers of the Company. Proposal 3 of this proxy statement concerns such an advisory vote on the frequency of shareholders’ votes on compensation of the Company’s named executive officers. The vote under this Proposal 2 is not intended to address any specific items of compensation or any specific named executive officer, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in the Compensation Report.
This say-on-pay vote is advisory and therefore is not binding. It is carried out as a best practice and to comply with applicable U.S. proxy statement rules, and is consequently independent from, and comes in addition to, the binding vote on the Approval of Compensation of the Board of Directors for the 2023 to 2024 Board Year contemplated in Proposal 11 below and the binding vote on the Approval of Compensation for the Group Management Team for fiscal year 2025 contemplated in Proposal 12 below. However, the say-on-pay vote will provide information to us regarding shareholder views about our executive compensation philosophy, policies and practices, which the Compensation Committee of the Board will be able to consider when determining future executive compensation. The Committee will seek to determine the causes of any significant negative voting result.
As discussed in the "Compensation Discussion and Analysis" section of Logitech’s Compensation Report for Fiscal Year 2023, Logitech has designed its compensation programs to:
•    provide compensation sufficient to attract and retain the level of talent needed to create and manage an innovative, high-growth, global company in highly competitive and rapidly evolving markets;
•    support a performance-oriented culture;
•    place most of total compensation at risk based on Logitech’s performance, while maintaining controls over inappropriate risk-taking by factoring in both annual and long-term performance;
•    provide a balance between short-term and long-term objectives and results;
•    align executive compensation with shareholders’ interests by tying a significant portion of compensation to increasing share value; and
•    reflect an executive’s role and past performance through base salary and short-term cash incentives, and his or her potential for future contribution through long-term equity incentive awards.

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AGENDA PROPOSALS AND EXPLANATIONS

While compensation is a central part of attracting, retaining and motivating the best executives and employees, we believe it is not the sole or exclusive reason why exceptional executives or employees choose to join and stay at Logitech, or why they work hard to achieve results for shareholders and other stakeholders. In this regard, both the Compensation Committee and management believe that providing a working environment and opportunities in which executives and employees can develop, express their individual potential, and make a difference are also a key part of Logitech’s success in attracting, motivating and retaining executives and employees.
The Compensation Committee of the Board has developed a compensation program that is described more fully in the Compensation Report for Fiscal Year 2023 included in this Invitation and Proxy Statement. Logitech’s compensation philosophy, compensation program risks and design, and compensation paid during fiscal year 2023 are also set out in the Compensation Report.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the following advisory resolution:
“Resolved, that the compensation paid to Logitech’s named executive officers as disclosed in the Compensation Report for Fiscal Year 2023, including the “Compensation Discussion and Analysis,” the "Summary Compensation Table for Fiscal Year 2023" and the related compensation tables, notes, and narrative discussion, is hereby approved.”

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 3
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
Proposal
The Board of Directors asks shareholders for their advisory vote on the frequency of future advisory say-on-pay votes on executive compensation. In particular, the Board of Directors asks shareholders for their guidance on whether future advisory votes on the compensation of Logitech’s named executive officers as disclosed in our proxy statement, such as the advisory vote requested in Proposal 2 above, should be held every one, two or three years. Alternatively, shareholders may abstain from casting a vote.
Explanation
This proposal asks shareholders to indicate their preference, on an advisory basis, for the frequency of future shareholder advisory votes on the compensation of Logitech’s named executive officers. The Board of Directors is asking shareholders for their views on the frequency of these votes pursuant to the same U.S. law described in Proposal 2 above that requires each company subject to U.S. proxy statement rules, including Logitech, to hold a say-on-pay advisory vote on executive compensation. This vote on the frequency of say-on-pay votes must be held at least once every six years and is advisory in nature.
The Board of Directors has asked shareholders to approve Logitech’s compensation philosophy, policies and practices in each of the last eight years. The Board of Directors believes that providing an annual advisory vote on the compensation of Logitech’s named executive officers provides the Board of Directors with more opportunity for timely feedback, especially given the annual binding vote on the Approval of Compensation for the Group Management Team required under Swiss law.
Shareholders’ votes on this proposal are independent from, and will not affect, the binding vote on the compensation of the Board of Directors for the 2023 to 2024 Board Year contemplated in Proposal 11 and the binding vote on the compensation for the Group Management Team for fiscal year 2025 contemplated in Proposal 12 below.
Voting Requirement to Approve Proposal
This advisory vote is non-binding. The Board of Directors has a strong preference to continue with advisory votes on executive compensation on an annual basis; however, the Board of Directors will carefully consider the voting results and expects to take into account the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast.
Recommendation
The Board of Directors recommends that shareholders approve, on an advisory basis, holding a yearly advisory vote on executive compensation. The alternative receiving the greatest number of votes (every one, two or three years) will be considered the frequency selected by shareholders.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 4
Advisory Vote on the Swiss Compensation Report for Fiscal Year 2023
Proposal
The Board of Directors proposes that shareholders approve, on an advisory basis, the Swiss Statutory Compensation Report for fiscal year 2023.
Explanation
Under Swiss corporate law, we are required to prepare each year a separate Swiss Statutory Compensation Report. The current Swiss Statutory Compensation Report sets forth, for the fiscal years ended March 31, 2023 and March 31, 2022, the aggregate compensation of the members of the Board of Directors and the members of the Group Management Team. Under the new Swiss corporate law effective as of January 1, 2023, we are required to submit our Swiss Statutory Compensation Report annually to shareholders for an advisory vote.
With regard to the compensation of our Group Management Team, we note that at our annual general meeting held on September 8, 2021, shareholders approved the fiscal year 2023 maximum aggregate compensation amount for our Group Management Team in the aggregate amount of $24.9 million with 85.38% of shareholders voting in favor of the proposal. Shareholders also approved at that meeting and at our annual general meeting held on September 14, 2022, respectively, the maximum aggregate compensation amounts for the Board of Directors for the 2021 to 2022 Board Year and the 2022 to 2023 Board Year, respectively, of CHF 3.4 million and CHF 3.9 million with 98.26% and 98.08% of shareholders voting in favor of the proposals.
For our 2023 Swiss Statutory Compensation Report together with the statutory report of our auditor thereon as included in this proxy statement, please refer to the heading “Compensation Tables Audited Under Swiss Law” hereafter.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends that shareholders approve, on an advisory basis, the Swiss Statutory Compensation Report for fiscal year 2023.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 5
Appropriation of Available Earnings and Declaration of Dividend
Proposal
The Board of Directors proposes the following appropriation of available earnings:

	Year ended March 31, 2023
Payment of a dividend in the amount of	CHF	183,493,000
Transfer to legal retained earnings in the narrower sense		—
To be carried forward		1,907,078,000
Total appropriation of available earnings		2,090,571,000
Treasury shares		(914,399,000)
Total earnings available for appropriation	CHF	1,176,172,000
The Board of Directors approved and proposes a gross distribution of CHF 1.06 per registered share or approximately USD 1.16 per share based on the exchange rate on March 31, 2023. Based on the current shares issued (173,106,620 shares) and the proposed dividend per share, the maximum aggregate gross dividend would be CHF 183,493,017 (approximately USD 200,069,036 based on the exchange rate on March 31, 2023).
No distribution shall be made on shares held in treasury by the Company and its subsidiaries.
If the proposal of the Board of Directors is approved, the dividend payment of CHF 1.06 per share (or approximately CHF 0.6890 per share after deduction of 35% Swiss withholding tax where required) will be made on or about September 27, 2023 to all shareholders as of the record date (which will be on or about September 26, 2023). We expect that the shares will be traded ex-dividend as of approximately September 25, 2023. For payments made in U.S. dollars, we expect to use the currency exchange rate as of the date of the meeting, September 13, 2023.
Explanation
Under Swiss law, the use of available earnings must be submitted to shareholders for approval at each annual general meeting. The available earnings at the disposal of Logitech shareholders at the 2023 Annual General Meeting are the earnings of Logitech International S.A., the Logitech parent holding company.
The proposal of the Board of Directors to distribute a gross dividend of CHF 1.06 per share which, if approved by shareholders, would be an increase of approximately CHF 0.10 to CHF 1.06 per share. This proposed, increased cash dividend demonstrates Logitech’s continued commitment to consistently return cash to shareholders. Since fiscal year 2013, the Board of Directors decided on a recurring annual gross dividend and not on an occasional one. As a consequence, the Company expects to propose a dividend to the shareholders of the Company every year (subject to the approval of the Company’s statutory auditors in the applicable year).
Other than the distribution of the dividend, the Board of Directors proposes the carry-forward of available earnings based on the Board’s belief that it is in the best interests of Logitech and its shareholders to retain Logitech’s earnings for future investment in the growth of Logitech’s business, for share repurchases, and for the possible acquisition of other companies or lines of business.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” approval of the proposed appropriation of available earnings with respect to fiscal year 2023, including the payment of a dividend to shareholders of CHF 1.06 per registered share.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 6
Amendments of the Articles of Incorporation
Proposal 6.A. – Amendments to the Articles of Incorporation Regarding Shareholders Rights and General Meeting of Shareholders
Proposal
The Board of Directors proposes that shareholders approve amendments to the Articles of Incorporation to align them with new statutory provisions of Swiss corporate law pertaining to shareholders rights and general meeting matters that became effective on January 1, 2023.
The proposed amendments to the Articles of Incorporation (Article 8 para. 3 and 4, Article 9 para. 1, Article 24, and Article 13 para. 2) are included in Annex 6.A.
Explanation
A.     General Explanation
The revised Swiss corporate law strengthens shareholders rights and provides more flexibility with regard to general meetings of shareholders. Swiss companies are required to amend their articles of incorporation to conform to the revised corporate law by the end of 2024.
The main provisions of the proposed amendments to the Articles of Incorporation are summarized below. The Board of Directors has proposed the amendments to the Articles of Incorporation in order to implement the provisions of the new Swiss corporate law, many of which are mandatory. If the shareholders do not approve the proposal, the Board will consider, if known, the reasons for which the shareholders did not approve the proposal and seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting.
B.     Additional Explanation of the Amendments to the Articles of Incorporation
Shareholders' Rights (Article 8 para. 3 and 4)
Under the new Swiss corporate law, shareholders who hold, alone or together with other shareholders, shares representing at least 5% of the share capital or votes, have a right to request the board of directors to call an extraordinary general meeting. Previously, the relevant threshold was 10% of the share capital. Further, shareholders who hold, alone or together with other shareholders, shares representing at least 0.5% of the share capital or votes, have the right to request that an item be included on the agenda of a general meeting. Previously, the relevant threshold was the lesser of (1) 1% of the share capital or (2) CHF 1 million in aggregate nominal value. One million in aggregate nominal value represents approximately 2.3% of our share capital, and accordingly, the proposed change to our Articles of Incorporation in relation to the right of shareholders to make an agenda item request is more favorable to shareholders than the current provision in our Articles of Incorporation. The proposed amendment to Article 8 para. 4 of the Articles of Incorporation references these statutory rights of shareholders expressly.
In para. 3 of Article 8 of our Articles of Incorporation, we are proposing to delete the reference to the date on which the authority of the Board of Directors introduced at the 2022 Annual General Meeting to hold general meetings virtually or in various locations became effective (i.e., January 1, 2023). This a mere administrative change without any substantive effect.
Form of Convening a General Meeting (Article 9 para. 1 and Article 24)
The new Swiss corporate law provides issuers with additional flexibility on how to give shareholders notice of a general meeting. Previously, any such notice had to be published in the Swiss Official Gazette of Commerce, and in some cases, individual written notices had to be given to shareholders of record. We would like to make use of that additional flexibility and have proposed that notice of the general meeting of shareholders can be made by way of a publication in the Swiss Official Gazette of Commerce, as currently, solely through the publication of our proxy statement pursuant to applicable U.S. Securities and Exchange Commission regulations or through a combination thereof.

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AGENDA PROPOSALS AND EXPLANATIONS
Voting Procedure at General Meetings (Article 13 para. 2)
Currently, our Articles of Incorporation provide in Article 13 para 2 that as a general rule, voting and elections shall be conducted by way of a show of hand. Under the new Swiss corporate law, public issuers are required to report the exact voting results within 15 calendar days after the date of the general meeting; determining the voting results by way of a show of hands may therefore no longer conform with this requirement in all circumstances. More generally, we believe it is more appropriate for the chairperson of the general meeting to determine the voting and election procedure with respect to the requirements of the specific general meeting and the items on the agenda of such meeting, and we have therefore proposed to amend Article 13 para. 2 accordingly. Generally, we anticipate that we will continue to determine the voting and election results by use of an electronic voting system, as most public issuers in Switzerland do and as we have done so far.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, is required for the approval of the proposal under agenda item 6.A.
Recommendation
The Board of Directors recommends a vote “FOR” the proposed amendments to Article 8 para. 3 and 4, Article 9 para. 1 and Article 24, and Article 13 para. 2.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 6.B. – Amendments to the Articles of Incorporation Regarding Compensation and Mandates
Proposal
The Board of Directors proposes that shareholders approve amendments to the Articles of Incorporation, among other things, to align them with new statutory provisions of Swiss corporate law pertaining to compensation and mandate matters that became effective on January 1, 2023.
The proposed amendments to the Articles of Incorporation (Article 17bis, Article 18bis para. 2, Article 18ter and Article 19quinquies) are included in Annex 6.B.
Explanation
A.     General Explanation
The Board of Directors proposes to the shareholders to approve amendments to the Articles of Incorporation, among other things, to align them with new statutory provisions of Swiss corporate law pertaining to compensation and mandate matters that became effective on January 1, 2023. Swiss companies are required to amend their articles of incorporation to conform to the revised corporate law by the end of 2024.
The main provisions of the proposed amendments are summarized below. The Board of Directors has proposed the amendments to the Articles of Incorporation in order to implement the provisions of the new Swiss corporate law, many of which are mandatory. If the shareholders do not approve the proposal, the Board of Directors will consider, if known, the reasons for which the shareholders did not approve the proposal and seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting.
B.     Additional Explanation of the Amendments to the Articles of Incorporation
1.     Compensation Matters
a.     Consideration for a Post-Employment Non-Compete Covenant (Article 18bis para. 2)
Swiss corporate law has always recognized that after termination of an executive position, the company may have an interest in entering into a non-competition agreement with the leaving executive. So far, Swiss corporate law has not limited the amount of consideration that could be paid for such a non-competition undertaking of an executive. The new Swiss corporate law provides that the maximum consideration that may be paid for such purposes is the average of the compensation paid to the executive during the three preceding fiscal years. Our proposed amendment to the Articles of Incorporation implements that change in law with respect to members of the Group Executive Management.
b.     Supplementary Compensation Amount (Article 19quinquies)
If the maximum aggregate amount of compensation of our Group Executive Management ratified by shareholders at a general meeting is not sufficient to also cover the compensation of a Group Executive Management member who newly joins after the date of the most recent shareholder ratification at a general meeting, then our Board of Directors has authority to pay "supplementary" compensation to such new member in relation to the compensation period(s) already ratified, subject to the maximum amount specified in our Articles of Incorporation. Our Articles of Incorporation limit the authorized "supplementary compensation," with respect to the CEO, to 140% of the total annual compensation of the former CEO, and, with respect to Group Executive Management members other than the CEO, to 140% of the highest total annual compensation of the Group Executive Management member other than the CEO.
Our proposed amendment to Article 19quinquies does not change the substance of the current "supplementary" compensation authority of the Board of Directors but clarifies that the "total annual compensation" used as a reference point for the 140% limitation relates to the amount allocated to the relevant member of the Group Management Team in the maximum aggregate compensation amount of the Group Management Team last approved by shareholders at a general meeting. We believe this has always been the intention of Article 19quinquies and conforms to the methodology of the Swiss compensation regulations.
2.     Mandates (Article 17bis and Article 18ter)
Swiss corporate law has always required issuers to limit in their articles of incorporation the number of positions (also referred to as “mandates”) that a board or group executive management team member can hold at other companies. The new Swiss corporate law now clarifies that positions or “mandates” are “positions in comparable functions at other

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AGENDA PROPOSALS AND EXPLANATIONS
enterprises with an economic purpose.” Positions that qualify under that test are the positions as a member of the board of directors, as a member of the executive management team or as a member of an advisory board of an enterprise with an economic purpose. We propose to reflect this statutory definition in our Articles of Incorporation (Article 17bis for members of the Board of Directors, and Article 18ter for members of the Group Executive Management).
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, is required for the approval of the proposal under agenda item 6.B.
Recommendation
The Board of Directors recommends a vote “FOR” the proposed amendments to Article 17bis, Article 18bis para. 2, Article 18ter and Article 19quinquies.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 6.C. – Amendments to the Articles of Incorporation Regarding Creation of a Capital Band
Proposal
The Board of Directors proposes that its authority to issue shares, to repurchase and cancel shares or to reduce the nominal value of the shares be approved under the Company’s capital band for a period ending five year after the date of the 2023 Annual General Meeting (i.e., September 13, 2028) by the shareholders' approval of a repeal and restatement of the current Article 27, the introduction of a new Article 28 and the update to title VIII of the Articles of Incorporation.
This proposed new Article 27, Article 28 and title VIII of our Articles of Incorporation are set forth in Annex 6.C.
Explanation
Swiss law previously provided for the possibility to create authorized share capital based on which new shares could be issued by way of a resolution of the board of directors. This authorization was limited to a maximum of 50% of the existing stated share capital and expired two years after its adoption.
As part of the Swiss corporate law reform that became effective as of January 1, 2023, the instrument of authorized share capital has been replaced by that of a capital band. Under a capital band, the articles of incorporation may authorize the board of directors for a maximum period of five years to issue new shares, cancel shares repurchased by the company or one of its subsidiaries or reduce the nominal value of the shares within a range of +/- 50% of the stated share capital at the time of the capital band's adoption.
The Board of Directors believes it is advisable and in the best interests of Logitech for the shareholders to approve an amendment to the Articles of Incorporation, to introduce a capital band provision and to authorize the Board of Directors for a term of five years to increase the current stated share capital by up to 10% or reduce it by way of a cancellation or a nominal value reduction by up to 10%. The 10% new share issuance or capital reduction authority of the Board of Directors corresponds to a maximum of 17,310,662 shares. Further, under the proposed new Article 28 of our Articles of Incorporation, we will not issue new shares based on the proposed capital band and the existing conditional capital for convertible bonds combined in excess of 10% of the Company’s currently existing share capital, corresponding to 17,310,662 shares, where shareholders’ preferential subscription rights are restricted or excluded.
If the proposal under this agenda item is approved, we would always seek shareholder approval for share issuances to the extent required under Nasdaq rules. Under current Nasdaq rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. Nasdaq rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for share issuances in connection with certain benefit plans or related party transactions.
The Board of Directors believes that it is customary for public companies in Switzerland to maintain an authorization for the board of directors to issue shares and cancel repurchased shares, including shares repurchased pursuant to a share repurchase program. We believe the adoption of the capital band as proposed is prudent to ensure that Logitech maintains financial and strategic flexibility. The adoption of the capital band does not mean that there will be a concurrent increase in share capital. The Board of Directors does not currently have any plans to issue shares out of the capital band. The share capital would only be increased if and when the Board of Directors makes use of its authorization. The Board of Directors intends to use the capital band authorization to cancel shares repurchased for that purpose under our share repurchase program.
Voting Requirement to Approve Proposal
The creation of the proposed capital band requires the approval of a qualified majority of at least two-thirds of the votes and a majority of the nominal value of the shares, each as represented at the 2023 Annual General Meeting.
Recommendation
The Board of Directors recommends a vote “FOR” the proposed repeal and restatement of Article 27, the introduction of Article 28 and the update to title VIII of the Articles of Incorporation.

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AGENDA PROPOSALS AND EXPLANATIONS
Proposal 6.D. – Administrative Amendments to the Articles of Incorporation
Proposal
The Board of Directors proposes that shareholders approve amendments to the Articles of Incorporation to make various administrative updates to our Articles of Incorporation so that they are, among other things, consistent with changes following from the new Swiss corporate law that became effective on January 1, 2023.
The proposed amendments to the Articles of Incorporation (Article 4 para. 2, Article 12, Article 13 para. 1, Article 14, Article 15, Article 17ter para. 2, Article 21 and title IV of the Articles of Incorporation) are included in Annex 6.D.
A.     General Explanation
The Board of Directors proposes a number of administrative updates to the Articles of Incorporation to make existing provisions of the Articles of Incorporation consistent with changes following from the new Swiss corporate law. None of these proposed updates to our Articles of Incorporation will change the rights of shareholders in substance.
The Board of Directors has proposed the amendments to the Articles of Incorporation described below in order to implement the provisions of the new Swiss corporate law. If the shareholders do not approve this proposal, the Board of Directors will consider, if known, the reasons for which the shareholders did not approve the proposal and seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting.
B.     Additional Explanation of the Amendments to the Articles of Incorporation
1.     Conversion of Registered Shares Into Bearer Shares (Article 4 para. 2)
Under the new corporate law, the conversion of registered shares into bearer shares and vice versa does no longer require a basis in the articles of incorporation. While bearer shares remain permissible for listed companies like Logitech, bearer shares do no longer constitute best practice and have consequently been abolished for privately held companies. We therefore propose to no longer provide for the possibility to convert our registered shares into bearer shares in our Articles of Incorporation.
2.     Gender-Neutral Drafting of our Articles of Incorporation / Other Drafting Changes
We use gender-specific nouns, pronouns and adjectives in a number of provisions in our Articles of Incorporation. For example, our Articles of Incorporation generally us the term "Chairman" or "vice-chairman." We propose to replace these terms throughout the Articles of Incorporation with the term "Chairperson" or "vice-chairperson" (see Article 12 para. 1 and 2, Article 13 para. 1, Article 14 para. 2 and 3, Article 15 para. 1, Article 17bis para. 1 (see Annex 6.B. for the proposed revised wording), and Article 17ter para. 2).
In some of the provisions referenced above, including in Title IV, we have also proposed other technical wording changes or included the specifications required by law. For details, please refer to Annex 6.D.
3.     Board of Directors Governance Matters (Article 15)
We propose to update Article 15 to clarify the applicable voting standard for resolutions of the Board of Directors (simple majority of the votes cast). We further believe it is appropriate to consolidate all aspects of the Board of Directors' governance, including how board resolutions can be adopted, in our Organizational Regulations and have accordingly proposed to address these governance matters in our Articles of Incorporation by referencing our Organizational Regulations.
4.     Allocation of Profits to Reserves (Article 21)
Under the new corporate law, there have been terminology changes to "reserve" positions on the Company's statutory balance sheet. Also, the new corporate law expressly recognizes that statutory capital contribution reserves may be repaid in the form of a dividend. The proposed revised Article 21 reflects these changes in the law.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, is required for the approval of the proposal under agenda item 6.D.
Recommendation
The Board of Directors recommends a vote “FOR” the proposed amendments to Article 4 para. 2, Article 12, Article 13 para. 1, Article 14, Article 15, Article 17ter para. 2, Article 21 and title IV of the Articles of Incorporation.

2023 General Annual Meeting Invitation, Proxy Statement	23

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 7
Release of the Board of Directors and Executive Officers from Liability for Activities during Fiscal Year 2023
Proposal
The Board of Directors proposes that shareholders release the members of the Board of Directors and Executive Officers from liability for activities during fiscal year 2023.
Explanation
As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 7 of the Swiss Code of Obligations, shareholders are requested to release the members of the Board of Directors and the Executive Officers from liability for their activities during fiscal year 2023 that have been disclosed to shareholders. This release from liability exempts members of the Board of Directors or Executive Officers from liability claims brought by the Company or its shareholders on behalf of the Company against any of them for activities carried out during fiscal year 2023 relating to facts that have been disclosed to shareholders. Shareholders that do not vote in favor of the proposal, or acquire their shares after the vote without knowledge of the approval of this resolution, are not bound by the result for a period ending 12 months after the vote.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions and not counting the votes of any member of the Board of Directors or of any Logitech Executive Officers.
Recommendation
The Board of Directors recommends a vote “FOR” the proposal to release the members of the Board of Directors and Executive Officers from liability for activities during fiscal year 2023.

24	2023 General Annual Meeting Invitation, Proxy Statement

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 8
Elections to the Board of Directors
Explanation
Our Board of Directors is presently composed of 11 members. Each director was elected for a one-year term ending at the closing of the 2023 Annual General Meeting.
At the recommendation of the Nominating and Governance Committee, the Board has nominated all current directors, with the exception of Mr. Polk who is not standing for re-election, to serve as directors for another one-year term.
The term of office ends at the closing of the 2024 Annual General Meeting. There will be a separate vote on each nominee.
Under Swiss law, Board members may only be elected by shareholders. If the individuals below are elected, the Board will be composed of 10 members. The Board has no reason to believe that any of our nominees will be unwilling or unable to serve if elected as a director.
For further information on the Board of Directors, including the current members of the Board, the Committees of the Board, the means by which the Board exercises supervision of Logitech’s executive officers, and other information, please see “Corporate Governance and Board of Directors Matters” below.
8.A Re-election of Dr. Patrick Aebischer
Proposal: The Board of Directors proposes that Dr. Patrick Aebischer be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Dr. Aebischer, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.B Re-election of Ms. Wendy Becker
Proposal: The Board of Directors proposes that Ms. Wendy Becker be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Ms. Becker, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.C Re-election of Dr. Edouard Bugnion
Proposal: The Board of Directors proposes that Dr. Edouard Bugnion be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Dr. Bugnion, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.D Re-election of Mr. Guy Gecht
Proposal: The Board of Directors proposes that the Company’s Interim Chief Executive Officer, Mr. Guy Gecht, be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Mr. Gecht, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.E Re-election of Ms. Marjorie Lao
Proposal: The Board of Directors proposes that Ms. Marjorie Lao be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Ms. Lao, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.F Re-election of Ms. Neela Montgomery
Proposal: The Board of Directors proposes that Ms. Neela Montgomery be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.

2023 General Annual Meeting Invitation, Proxy Statement	25

AGENDA PROPOSALS AND EXPLANATIONS
For biographical information and qualifications of Ms. Montgomery, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.G Re-election of Ms. Deborah Thomas
Proposal: The Board of Directors proposes that Ms. Deborah Thomas be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Ms. Thomas, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.H Re-election of Mr. Christopher Jones
Proposal: The Board of Directors proposes that Mr. Christopher Jones be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Mr. Jones, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.I Re-election of Mr. Kwok Wang Ng
Proposal: The Board of Directors proposes that Mr. Kwok Wang Ng be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Mr. Ng, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
8.J Re-election of Mr. Sascha Zahnd
Proposal: The Board of Directors proposes that Mr. Sascha Zahnd be re-elected to the Board for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Mr. Zahnd, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
Voting Requirement to Approve Proposals
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the election to the Board of each of the above nominees.

26	2023 General Annual Meeting Invitation, Proxy Statement

AGENDA PROPOSALS AND EXPLANATIONS

Proposal 9
Election of the Chairperson of the Board
Explanation
Swiss corporate law requires that the Chairperson of the Board of Directors be elected on the occasion of each Annual General Meeting for a one-year term ending at the closing of the following Annual General Meeting. In line with current corporate governance best practices, the Board of Directors has selected Ms. Wendy Becker as its nominee to continue to lead the Board of Directors as an independent Chairperson. Ms. Becker has been the Chairperson since 2019 and a non-executive member of the Board of Directors since September 2017, and is the current Chairperson of the Company's Nominating and Governance Committee. As noted in her biographical information and qualifications under the heading "Corporate Governance and Board of Directors Matters - Members of the Board of Directors" hereafter, Ms. Becker has extensive senior leadership experience as well as broad and diverse experience with boards of directors and trustee positions.
Proposal
The Board of Directors proposes that Ms. Wendy Becker be re-elected as Chairperson of the Board of Directors for a one-year term ending at the closing of the 2024 Annual General Meeting.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the re-election of Ms. Wendy Becker as Chairperson of the Board of Directors.

2023 General Annual Meeting Invitation, Proxy Statement	27

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 10
Elections to the Compensation Committee
Explanation
Our Compensation Committee is presently composed of four members, three of whom are standing for re-election to the Board of Directors and two of whom are standing for re-election to the Compensation Committee. Pursuant to Swiss corporate law, the members of the Compensation Committee are to be elected annually and individually by the shareholders. Only members of the Board of Directors can be elected as members of the Compensation Committee.
At the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated the three individuals below to serve as members of the Compensation Committee for a term of one year. Two of the nominees currently serve as members of the Compensation Committee and, as required by our Compensation Committee charter, all of the nominees are independent in accordance with the requirements of the listing standards of the Nasdaq Stock Market, the outside director definition of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, the definition of a “non-employee director” for purposes of Rule 16b-3 promulgated by the U.S. Securities and Exchange Commission, and Rule 10C-1(b)(1) of the U.S. Securities Exchange Act of 1934, as amended.
The term of office ends at the closing of the next Annual General Meeting. There will be a separate vote on each nominee.
10.A Re-election of Ms. Neela Montgomery
Proposal: The Board of Directors proposes that Ms. Neela Montgomery be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Ms. Montgomery, please refer to the heading "Corporate Governance and Board of Directors Matters – Members of the Board of Directors" hereafter.
10.B Re-election of Mr. Kwok Wang Ng
Proposal: The Board of Directors proposes that Mr. Kwok Wang Ng be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Mr. Ng, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
10.C Election of Ms. Deborah Thomas
Proposal: The Board of Directors proposes that Ms. Deborah Thomas be elected to the Compensation Committee for a one-year term ending at the closing of the 2024 Annual General Meeting.
For biographical information and qualifications of Ms. Thomas, please refer to the heading “Corporate Governance and Board of Directors Matters – Members of the Board of Directors” hereafter.
Voting Requirement to Approve Proposals
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the election to the Compensation Committee of each of the above nominees.

28	2023 General Annual Meeting Invitation, Proxy Statement

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 11
Approval of Compensation for the Board of Directors for the 2023 to 2024 Board Year
Proposal
The Board of Directors proposes that the shareholders approve a maximum aggregate amount of the compensation of the Board of Directors of CHF 3,700,000 for the term of office from the 2023 Annual General Meeting until the 2024 Annual General Meeting (the “2023 – 2024 Board Year”).
Explanation
Pursuant to Swiss corporate law, the compensation of the Board of Directors must each year be subject to a binding shareholder vote, in the manner contemplated by Logitech’s Articles of Incorporation. Article 19 quater, paragraph 1 letter (a) of Logitech’s Articles of Incorporation provides that shareholders shall approve the maximum aggregate amount of the compensation of the Board of Directors for the period up to the next Annual General Meeting.
Under the Company’s Articles of Incorporation, the compensation of the members of the Board of Directors who do not have management responsibilities consists of cash payments and shares or share equivalents. The value of cash compensation and shares or share equivalents corresponds to a fixed amount, which reflects the functions and responsibilities assumed. The value of shares or share equivalents is calculated at market value at the time of grant.
The proposed maximum amount of CHF 3,700,000 has been determined based on nine non-executive members of the Board of Directors and on the following non-binding assumptions:
With respect to the nine non-executive members of the Board of Directors and our Interim Chief Executive Officer, the compensation consists of the following elements:
•Cash payments of a maximum of CHF 1,240,000. Cash payments for non-executive members of the Board of Directors include annual retainers for Board and committee service and an annual retainer for a non-executive Chairperson.
•Share or share equivalent awards of a maximum of CHF 2,100,000. The value of share or share equivalent awards corresponds to a fixed amount and the number of shares granted will be calculated at market value at the time of their grant.
•Other payments, including accrual of the Company's estimated contributions to social security, of a maximum of CHF 360,000.
Shareholders are approving the maximum aggregate amount of compensation set forth in the proposal and not the individual components thereof. The assumptions set forth in this explanation are based on the Company’s current expectations about future compensation plans and decisions. The Company may redesign its compensation plans or make alternative compensation decisions within the maximum aggregate amount of compensation approved by shareholders. The actual compensation awarded to the members of the Board of Directors for the 2023 - 2024 Board Year will be disclosed in the Compensation Report in the Invitation and Proxy Statement for the 2025 Annual General Meeting.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the approval of the maximum aggregate amount of the compensation of the members of the Board of Directors of CHF 3,700,000 for the term of office from the 2023 Annual General Meeting until the 2024 Annual General Meeting.

2023 General Annual Meeting Invitation, Proxy Statement	29

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 12
Approval of Compensation for the Group Management Team for Fiscal Year 2025
Proposal
The Board of Directors proposes that the shareholders approve a maximum aggregate amount of the compensation of the Group Management Team of USD 26,700,000 for fiscal year 2025.
Explanation
Pursuant to Swiss corporate law, the compensation of the Company’s Group Management Team must each year be subject to a binding shareholder vote, in the manner contemplated by Logitech’s Articles of Incorporation. Article 19 quater, paragraph 1 letter (b) of Logitech’s Articles of Incorporation provides that shareholders shall approve the maximum aggregate amount of the compensation of the Group Management Team for the next fiscal year. As the 2023 Annual General Meeting takes place in the middle of Logitech’s fiscal year 2024, the applicable next fiscal year is fiscal year 2025. This required, binding vote on the compensation of the Group Management Team is independent from, and comes in addition to, the non-binding, advisory say-on-pay votes contemplated in Proposals 2 and 3.
Logitech’s Group Management Team currently consists of Mr. Guy Gecht, Interim Chief Executive Officer, Mr. Charles Boynton, Chief Financial Officer, Mr. Prakash Arunkundrum, Chief Operating Officer, and Ms. Samantha Harnett, Chief Legal Officer.
Logitech’s compensation philosophy, compensation program risks and design, and compensation paid during fiscal year 2023 are set forth in the Compensation Report.
The proposed maximum amount of USD 26,700,000 has been determined based on the following non-binding assumptions for Logitech’s Group Management Team as an aggregate group:
•The Group Management Team will include four members.
•Gross base salaries of a maximum of USD 2,950,000.
•Performance-based cash compensation of a maximum of USD 6,200,000. Performance-based cash compensation in the form of incentive cash payments may be earned under the Logitech Management Performance Bonus Plan (the “Bonus Plan”) or other cash bonuses approved by the Compensation Committee. Payout under the Bonus Plan is variable, and is based on the achievement of the Company’s, individual executives’ or other performance goals, and for fiscal year 2025 is expected to continue to range from 0% to 200% of the executive’s target incentive. The maximum amount of the performance-based bonus for fiscal year 2025 assumes a maximum achievement of all performance goals.
•Equity incentive awards of a maximum of USD 16,650,000. Long-term equity incentive awards are generally granted in the form of performance-based restricted stock units ("PSUs"). Beginning in fiscal year 2021, we shifted our CEO's equity compensation to 100% PSUs and in fiscal year 2023 the remaining executive officers received 100% of their equity compensation in the form of PSUs. In order to align with the methodology used in the Compensation Report, where the value of PSUs is disclosed based on estimated fair value at the time of grant, the fair value at grant has been considered to calculate the maximum amount of the long-term equity awards. The target number of PSU awards granted to our Group Management Team in fiscal year 2025 will be determined at the beginning of the three-year performance period and the number of shares that will vest at the end of the three-year performance period is expected to continue to range from 0% to 200% of the executive's target number of shares depending on our corporate performance.
•Other compensation of a maximum of USD 900,000. Other compensation may include tax preparation services and related expenses, 401(k) savings plan matching contributions, premiums for group term life insurance and long-term disability insurance, employer’s contribution to medical premiums, relocation or extended business travel-related expenses, defined benefit pension plan employment contributions, accrual of estimated employer's contribution to social security and Medicare, and other awards. The Company generally does not provide all of these components of other compensation to all executives each year, but the proposed maximum amount of compensation has been formulated to provide flexibility to cover these compensation components as applicable.

30	2023 General Annual Meeting Invitation, Proxy Statement

AGENDA PROPOSALS AND EXPLANATIONS
The increase in the proposed aggregate maximum compensation amount from the prior year’s proposal is based on (i) a four-member Group Management Team indicated above, that includes our Interim Chief Executive Officer appointed on June 13, 2023 and (ii) general assumptions regarding a transition period, in both the role and compensation, between our Interim Chief Executive Officer and future Chief Executive Officer.
Shareholders are approving the maximum aggregate amount of compensation set forth in the proposal and not the individual components thereof. The assumptions set forth in this explanation are based on the Company’s current expectations about future compensation plans and decisions. The Company may redesign its compensation plans or make alternative compensation decisions within the maximum aggregate amount of compensation approved by shareholders. The actual compensation awarded to the members of the Group Management Team for fiscal year 2025 will be disclosed in the Compensation Report in the Invitation and Proxy Statement for the 2025 Annual General Meeting.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
The Board of Directors recommends a vote “FOR” the approval of the maximum aggregate amount of the compensation of the Group Management Team of USD 26,700,000 for fiscal year 2025.

2023 General Annual Meeting Invitation, Proxy Statement	31

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 13
Re-election of KPMG AG as Logitech’s Auditors and Ratification of the Appointment of KPMG LLP as Logitech’s Independent Registered Public Accounting Firm for Fiscal Year 2024
Proposal
The Board of Directors proposes that KPMG AG be re-elected as auditors of Logitech International S.A. for a one-year term and that the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2024 be ratified.
Explanation
KPMG AG, upon recommendation of the Audit Committee of the Board, is proposed for re-election for a further year as auditors for Logitech International S.A. KPMG AG assumed its first audit mandate for Logitech during fiscal year 2015.
The Audit Committee has also appointed KPMG LLP, the U.S. affiliate of KPMG AG, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 for purposes of U.S. securities law reporting. Logitech’s Articles of Incorporation do not require that shareholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. However, Logitech is submitting the appointment of KPMG LLP to shareholders for ratification as a matter of good corporate governance. If shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the appointment is ratified, the Audit Committee may, in its discretion, change the appointment during the year if the Committee determines that such a change would be in the best interests of Logitech and its shareholders.
Information on the fees paid by Logitech to KPMG AG and KPMG LLP, the Company’s auditors and independent registered public accounting firm for fiscal year 2023, respectively, as well as further information regarding KPMG AG and KPMG LLP, is set out below under the heading “Independent Auditors” and “Report of the Audit Committee.”
One or more representatives of KPMG AG will be present at the Annual General Meeting. They will have an opportunity to make a statement at the meeting if they wish, and are expected to be available to respond to questions from shareholders.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the re-election of KPMG AG as auditors of Logitech International S.A. and the ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm, each for the fiscal year ending March 31, 2024.

32	2023 General Annual Meeting Invitation, Proxy Statement

AGENDA PROPOSALS AND EXPLANATIONS
Proposal 14
Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative
Swiss law requires that the independent representative of the shareholders (the "Independent Representative") be elected on the occasion of each Annual General Meeting for a one-year term ending at the closing of the following Annual General Meeting.
Proposal
The Board of Directors proposes that Etude Regina Wenger & Sarah Keiser-Wüger be re-elected as Independent Representative for a one-year term ending at the closing of the 2024 Annual General Meeting.
Explanation
In accordance with Swiss law, each shareholder may be represented at the general meeting by an independent representative. The Board of Directors has nominated Etude Regina Wenger & Sarah Keiser-Wüger as the Independent Representative to serve in the role at the Company’s 2024 Annual General Meeting and at any extraordinary general meeting of shareholders of the Company, if any, held prior to the 2024 Annual General Meeting. Ms. Regina Wenger, a principal of Etude Regina Wenger & Sarah Keiser-Wüger, is a respected notary public based in Lausanne, Switzerland and is the former chairwoman of the Swiss Federation of Notaries. Etude Regina Wenger & Sarah Keiser-Wüger confirmed to the Company that it possesses the required independence to fulfill its responsibilities.
Voting Requirement to Approve Proposal
The affirmative “FOR” vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions.
Recommendation
Our Board of Directors recommends a vote “FOR” the re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative.

2023 General Annual Meeting Invitation, Proxy Statement	33

Corporate Governance and Board of Directors Matters
The Board of Directors is elected by the shareholders and holds the ultimate decision-making authority within Logitech, except for those matters reserved by law or by Logitech’s Articles of Incorporation to its shareholders or those that are delegated to the executive officers under the Organizational Regulations (also known as By-Laws). The Board makes resolutions through a majority vote of the members present at the meetings. In the event of a tie, the vote of the Chairperson decides.
Logitech’s Articles of Incorporation set the minimum number of directors at three. We had 11 members of the Board of Directors as of June 30, 2023. If all of the nominees to the Board presented in Proposal 8 are re-elected, the Board will have 10 members.

Board of Directors Independence
The Board of Directors has determined that each of our directors and director nominees, other than Guy Gecht, qualifies as independent in accordance with the published listing requirements of the Nasdaq Stock Market and Swiss corporate governance best practices guidelines. The Company’s independent directors include Patrick Aebischer, Wendy Becker, Edouard Bugnion, Marjorie Lao, Neela Montgomery, Michael Polk, Deborah Thomas, Christopher Jones, Kwok Wang Ng and Sascha Zahnd, all of whom are also director nominees with the exception of Mr. Polk. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to Logitech and Logitech’s management.

34	2023 General Annual Meeting Invitation, Proxy Statement

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
Members of the Board of Directors
The members of the Board of Directors, including their principal occupation, business experience, and qualifications, are set out below.

Patrick Aebischer 68 Years Old Director since 2016
President Emeritus, Swiss Federal Institute of Technology (EPFL) Swiss national
Patrick Aebischer is the former President of the École Polytechnique Fédérale de Lausanne (EPFL), a position to which he was nominated by the Swiss Federal Council and that he held from March 2000 through December 2016. Dr. Aebischer was also a Professor in Neurosciences at the EPFL and Director of the Neurodegenerative Disease Laboratory at the Brain Mind Institute, EPFL from 2000 to May 2017. Prior to these positions, he was a Professor and Director of the Surgical Research Division and Gene Therapy Center at the University Hospital of Lausanne, Chairman of the Section of Artificial Organs, Biomaterials and Cellular Technology of the Division of Biology and Medicine at Brown University, and held other positions in medical sciences at Brown University. Dr. Aebischer is also the founder of four biotech companies. He currently serves on the Board of Nestlé S.A., a leading nutrition, health and wellness company, and as Vice-Chairman of PolyPeptide Group AG, a global leader in peptide manufacturing and development. He also serves as Chairman of the Novartis Venture Fund, a venture fund investing in innovative life science companies, as a Senior Partner of ND Capital, a venture fund investing in disruptive technologies, and on the Boards of the Claude Nobs Foundation, Fondation Defitech, Fondation Swiss Polar (Chairman), Geneva Science & Diplomacy Anticipator Foundation (Vice-Chairman), Fondation du Domaine de Villette, Fondation ArtTech (Chairman) and Verbier Festival Foundation. Dr. Aebischer holds a M.D. from the University of Geneva and University of Fribourg, Switzerland, and four Honorary Doctorate degrees.
Dr. Aebischer brings senior leadership, governance, innovation and technology expertise, a global world view and strategic experience to the Board from his role as the President of the EPFL, his experience founding technology companies, and as a member of the senior leadership of leading Swiss companies.
Dr. Aebischer currently serves on the Nominating and Governance Committee. The Board of Directors has determined that he is an independent Director.

Wendy Becker 57 Years Old Director since 2017
Chairperson, Logitech International S.A. and Former Chief Executive Officer of Jack Wills Limited British, U.S. and Italian national
Wendy Becker has served as Chairperson of the Logitech Board of Directors since September 2019. Ms. Becker is the former Chief Executive Officer of Jack Wills Limited, a British-based manufacturer and retailer of brand name clothing, a position she held from October 2013 to September 2015. She was the Chief Operating Officer of Jack Wills from August 2012 to October 2013. Ms. Becker served as Group Chief Marketing Officer of Vodafone Group Plc, a global telecommunications company, from September 2009 to January 2011. Prior to Vodafone, she served as the Managing Director of TalkTalk Residential, a subsidiary of the Carphone Warehouse Group plc, a provider of fixed line broadband, voice telephony, mobile and television services, a Partner responsible for the United Kingdom consumer practice at McKinsey & Company, an international management consulting firm, and in various marketing and brand roles at The Procter & Gamble Company. Ms. Becker currently serves as a non-executive Director of the Sony Corporation, a global conglomerate across a number of media, technology and other industries, and of Oxford Nanopore Technologies plc, a developer and seller of nanopore sequencing technology and products. She is the Chair of the British Heart Foundation and serves as a member of the governing body of the University of Oxford and related subsidiaries, and is a trustee of the Sainsbury Wellcome Centre. Ms. Becker holds a BA degree in Economics from Dartmouth College and an MBA from Stanford University’s Graduate School of Business.
Ms. Becker brings senior leadership, governance, strategic, consumer brand marketing, telecom and design experience to the Board from her positions at Jack Wills, Vodafone, McKinsey and TalkTalk as well as her board and trustee positions.
Ms. Becker currently is Chairperson of the Board and Chairperson of the Nominating and Governance Committee. The Board of Directors has determined that she is an independent Director.

2023 General Annual Meeting Invitation, Proxy Statement	35

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Edouard Bugnion 53 Years Old Director since 2015
Professor, School of Computer and Communication Sciences, EPFL Swiss national
Edouard Bugnion is a Professor in the School of Computer and Communication Sciences at the École Polytechnique Fédérale de Lausanne (EPFL) and also served as the Vice President for Information Systems at the EPFL from January 2017 to December 2020. Prior to joining the EPFL in August 2012, Dr. Bugnion was a Founder and Chief Technology Officer of Nuova Systems, Inc., a developer of enterprise data center solutions, from October 2005 to May 2008. Nuova Systems was funded by and acquired by Cisco Systems, Inc., a worldwide leader in Internet Protocol-based networking products and services. He joined Cisco as a Vice President and Chief Technology Officer of Cisco’s Server Access and Virtualization Business Unit from May 2008 to June 2011. Prior to Nuova, Dr. Bugnion was a Founder of VMware, a leading provider of cloud and virtualization software and services, where he held many positions, including Chief Technology Officer, from 1998 to 2005. Dr. Bugnion currently serves on the Boards of InnoSuisse, a Swiss agency for innovation promotion (a position to which he was appointed by the Swiss Federal Council) and of the Fondation de l'Hermitage (a museum) and is a member of the Assembly of the International Committee of the Red Cross. Dr. Bugnion holds an Engineering Diplom from ETH Zürich, a Master’s degree from Stanford University and a Ph.D. from Stanford University, all in Computer Science.
Dr. Bugnion’s significant expertise in technology, software and cloud computing and cybersecurity, and his experience founding technology companies and as a member of the senior leadership of leading technology companies, provides the Board with technology and product strategy expertise as well as senior leadership.
Dr. Bugnion currently serves on the Compensation Committee and the Technology and Innovation Committee. The Board of Directors has determined that he is an independent Director.

Guy Gecht 58 Years Old Director since 2019
Interim Chief Executive Officer of Logitech International S.A. Israeli and U.S. national
Guy Gecht joined Logitech as a member of the Board of Directors in 2019 and became Interim Chief Executive Officer in June 2023. He co-founded and was the Co-CEO of E.Merge Technology Acquisition Corp. from its founding in June 2020 until its liquidation in September 2022. Prior to co-founding E.Merge in June 2020, Mr. Gecht was the Chief Executive Officer of Electronics for Imaging, Inc., a then publicly-traded company specializing in digital printing technology, a position he held from January 2000 to October 2018.  He served at Electronics for Imaging as President from May 2012 to October 2018 and from July 1999 to January 2000, as Vice President and General Manager of Fiery products from January 1999 to July 1999, and as Director of Software Engineering from October 1995 to January 1999.  Prior to joining Electronics for Imaging, Mr. Gecht was Director of Engineering at Interro Systems, Inc., a diagnostic technology company, from 1993 to 1995, Software Manager of ASP Computer Products, Inc., a networking company, from 1991 to 1993, and Chief Technology Officer for Apple Israel from 1990 to 1991.  He serves on the Board of Check Point Software Technology Ltd., a multinational provider of software and combined hardware and software products for IT security. Mr. Gecht holds a BS in Computer Science and Mathematics from Ben Gurion University in Israel.
In addition to being the Interim Chief Executive Officer of the Company, Mr. Gecht brings senior leadership, governance as well as technology and cybersecurity expertise and strategy, M&A and international experience to the Board, having led the transformation and growth of Electronics for Imaging into a global leader in digital imaging.

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Christopher Jones 54 Years Old Director since 2022
Chief Product Officer, Amperity, Inc. U.S. national
Christopher Jones is the Chief Product Officer at Amperity, Inc., a company providing an intelligent customer data platform that empowers global consumer brands. He has served in that position since June 2018. Prior to joining Amperity, Mr. Jones spent 27 years at Microsoft Corporation, a multinational technology corporation that produces computer software, consumer electronics, personal computers and related services, from 1991 to 2018, most recently as the Director, Healthcare NExT from October 2015 to May 2018. At Microsoft, he was also Corporate Vice President, OneDrive & SharePoint from 2014 to 2015, Corporate Vice President, Oulook.com, OneDrive and Windows Services from 2006 to 2014, Corporate Vice President, Windows from 2000 to 2006, Group Manager & Group Program Manager, Internet Explorer from 1995 to 2000, Technical Assistant from 1994 to 1995, and Group Program Manager, Microsoft Publisher from 1991 to 1994. Mr. Jones serves on the Board of RealNetworks, Inc., a provider of artificial intelligence and computer vision-based products and a pioneer in Internet streaming media delivery software and services. Mr. Jones holds a BS degree in Mathematical and Computational Sciences from Stanford University.
Mr. Jones brings significant expertise in technology, product development leadership and strategy, consumer and enterprise software and services, artificial intelligence and cybersecurity, as well as senior leadership and brand identification experience, to the Board from leading technology companies such as Amperity and Microsoft.
Mr. Jones currently serves on the Technology and Innovation Committee. The Board of Directors has determined that he is an independent director.

Marjorie Lao 49 Years Old Director since 2018
Former Chief Financial Officer of the LEGO Group Philippine national
Marjorie Lao is the former Chief Financial Officer of the LEGO Group, a privately held, family-owned company whose main activity is the development, production, marketing and sales of play materials, a position she held from February 2017 to March 2020. She previously served at the LEGO Group as the Senior Vice President, Finance from January 2014 to January 2017. Prior to joining the LEGO Group, Ms. Lao was the Vice President, Projects of Seadrill, a deepwater drilling contractor, from February 2013 to December 2013. She served as the Chief Financial Officer and Senior Vice President, Finance of Tandberg ASA, a key player in the videoconferencing industry, from November 2006 to April 2010 and the Vice President, Business Development and M&A from January 2006 to October 2006. Tandberg was acquired by Cisco Systems, Inc., a worldwide leader in Internet Protocol-based networking products and services, and Ms. Lao joined Cisco as the Senior Director, Finance and Senior Director, Strategy and Business Analytics from April 2010 to February 2012. She also served as an Associate and Engagement Manager of McKinsey & Company, an international management consulting firm, from 2002 to 2005 and a Finance Manager and Internal Controls Manager of The Procter & Gamble Company, a consumer brand company, from 1996 to 2000. Ms. Lao serves as Vice-Chairperson of the Board and chairs the Audit Committee of myTheresa.com, a fashion e-commerce company, as well as on the Board of GoTo Group, a digital ecosystem company in Indonesia. Until May 2023, she also served on the Board of Modern Times Group MTG AB, a digital entertainment company, but did not stand for re-election at its general shareholder meeting in May 2023. Ms. Lao holds a BSc degree in Business Administration and Accountancy from the University of the Philippines and an MBA from Harvard Business School. She was certified as a public accountant in the Philippines in 1996.
Ms. Lao has extensive finance expertise developed through her Chief Financial Officer and other leadership positions at companies in Europe, the United States and Asia. She brings to the Board an understanding of the videoconferencing and gaming industries and enterprise go-to-market strategies and senior leadership, governance, strategy, M&A and corporate responsibility experience from leading technology and brand and consumer marketing companies.
Ms. Lao currently serves on the Audit Committee. The Board of Directors has determined that she is an independent Director.

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Kwok Wang Ng 56 Years Old Director since 2022
Chief Executive Officer, SGS S.A.
Kwok Wang Ng is the Chief Executive Officer of SGS S.A., a testing, inspection and certification company, a position he has held since March 2015. He has held management roles at SGS since 1994, including Executive Vice President, Industrial Services from 2012 to 2015, Executive Vice President, Consumer Testing Services from 2005 to 2012, Regional Managing Director, SGS U.S. Testing North America from 2002 to 2005, Operations Manager, Consumer Testing Services from 1998 to 2002, Division Manager, Consumer Products, Standard Technical Services from 1996 to 1998. Mr. Ng started his career as a Quality Assurance Engineer at Sodeco S.A., a company specializing in metering and phone systems, from 1987 to 1989. Mr. Ng holds a BA degree in Economics and Econometrics from the University of Essex and a Diploma in Engineering from the Engineering School of Geneva.
As CEO of a globally operating Swiss listed company, and through his broad range of management roles in Europe, China and the U.S., Mr. Ng brings senior leadership, consumer product, operations, Swiss investor base and governance, and global experience to the Board.
Mr. Ng currently serves on the Compensation Committee. The Board of Directors has determined that he is an independent director.

Neela Montgomery 48 Years Old Director since 2017
Board Partner, Greycroft British national
Neela Montgomery is a Board Partner at Greycroft, a venture capital firm. Prior to assuming that role in January 2022, Ms. Montgomery was the President of CVS Pharmacy, the retail and pharmacy division of CVS Health, a global healthcare services company, where she was also an Executive Vice President, from November 2020 to January 2022, Ms. Montgomery was the Chief Executive Officer of Crate & Barrel Holdings, Inc., a global home furnishings retailer and leader in home ecommerce retailing and digital marketing, from August 2017 to August 2020. Ms. Montgomery was a Member of the Executive Board for Multichannel Retail at the Otto Group, GmbH, a globally operating retail and services group, from November 2014 to July 2017, overseeing all Group companies that operate in e-commerce and store-based retail as well as serving as Executive Chairwoman of Group operating companies including Crate & Barrel. Prior to joining the Otto Group, Ms. Montgomery was the UK General Merchandise Director on the UK Board of Tesco Plc, one of the world’s largest retailers, from June 2012 to June 2014, supervising diverse areas such as Home, Electronics & Entertainment from a multichannel perspective. She served at Tesco since 2002, including as UK E-Commerce Director from March 2011 to December 2012 and as Chief Merchant for Tesco Malaysia from July 2007 to May 2011. Ms. Montgomery serves on the Board and Audit Committee of SquareSpace, Inc., which provides software as a service for website building and hosting. Ms. Montgomery studied English literature at Oxford University and holds an MBA from INSEAD having studied in France and Singapore. She is also a 2020 Henry Crown Fellow at the Aspen Institute.
Ms. Montgomery brings senior leadership, multichannel retail, e-commerce, brand oversight, home electronics and global experience to the Board from her positions in North America, EMEA and Asia Pacific at CVS Health, Crate & Barrel, the Otto Group and Tesco.
Ms. Montgomery currently serves on the Compensation Committee. The Board of Directors has determined that she is an independent Director.

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Michael Polk 62 Years Old Director since 2019
Advisory Director, Berkshire Partners LLC and Chief Executive Officer, Implus LLC U.S. national
Michael Polk is an Advisory Director of Berkshire Partners LLC, a private equity firm, and the Chief Executive Officer of a Berkshire portfolio company, Implus LLC, a global leader in fitness accessories and devices. He has served in his current positions since February 2020. Prior to Berkshire Partners, Mr. Polk was the President and Chief Executive Officer of Newell Brands Inc., a multinational consumer goods company, from July 2011 to June 2019. From 2003 to 2011, Mr. Polk held a series of executive positions at Unilever, a Dutch-Anglo multinational consumer goods company, including President, Global Foods, Home & Personal Care from 2010 to 2011, President, Unilever Americas from 2007 to 2010, and President, Unilever USA from 2005 to 2007.  From 2007 to 2011, Mr. Polk served as a member of the Unilever Global Executive Board reporting to the Group Chief Executive Officer. Prior to joining Unilever, Mr. Polk spent 16 years at Kraft Foods Inc., a consumer foods company, from 1987 to 2003.  At Kraft Foods, Mr. Polk was a member of the Kraft Foods Management Committee and served in executive and management positions, including Group Vice President Kraft Foods North America and President, Nabisco Biscuit and Snacks from 2001 to 2003, Group Vice President Kraft Foods International and President, Asia Pacific Region from 1999 to 2001, and Executive Vice President and General Manager, Post Cereal Division from 1998 to 1999.  Mr. Polk started his career at Procter & Gamble Company, a consumer brand company, where he spent three years in paper products manufacturing and R&D from 1982 to 1985.  Mr. Polk serves on the Board and as Chairperson of the People & Organization Committee of Colgate-Palmolive Company, a worldwide consumer products company.  He holds a BS degree in Operations Research and Industrial Engineering from Cornell University and an MBA from Harvard University.
Mr. Polk brings senior leadership, governance, global marketing, consumer innovation, brand and customer development, operations, M&A and international experience to the Board from his leadership and governance roles at consumer and brand-focused multi-national companies such as Implus, Newell Brands, Unilever, Kraft Foods and Colgate-Palmolive.
Mr. Polk currently is the Chairperson of the Compensation Committee and serves on the Nominating and Governance Committee. The Board of Directors has determined that he is an independent Director. Mr. Polk is not standing for re-election at the 2023 Annual General Meeting.

Deborah Thomas 59 Years Old Director since 2020
Executive Vice President and Senior Advisor to CEO, Hasbro, Inc. U.S. national
Deborah Thomas is an Executive Vice President and Senior Advisor to CEO of Hasbro, Inc., a global play and entertainment company.  Prior to assuming the role in May 2023, Ms. Thomas served as Hasbro's Executive Vice President and Chief Financial Officer since March 2013.  She previously served at Hasbro as a Senior Vice President and Chief Financial Officer from June 2009 to February 2013, Senior Vice President and Head of Corporate Finance from June 2008 to May 2009, Senior Vice President and Controller from May 2003 to May 2008, and Vice President and Assistant Controller from August 1998 to April 2003.  Prior to joining Hasbro, Ms. Thomas held Assurance positions at KPMG Peat Marwick, LLP in the United States and in the United Kingdom from 1986 to 1998, most recently as a Senior Manager.  She serves on the Board and as Treasurer of the Rhode Island Airport Corporation, which operates and maintains six airports.  Ms. Thomas is also a Certified Public Accountant.  She holds a BS degree from Providence College.
As the former Chief Financial Officer of a leading consumer products, entertainment and media company, and with significant finance and accounting expertise developed over several decades at a global conglomerate and a Big 4 international accounting firm, Ms. Thomas brings senior leadership, governance, finance (including U.S. GAAP), information technology, M&A, international and multi-category, multi-brand consumer product, gaming, media and services experience to the Board.
Ms. Thomas currently is the Chairperson of the Audit Committee. The Board of Directors has determined that she is an independent Director.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Sascha Zahnd 48 Years Old Director since 2022
Former Chairman, Valora Holding AG Swiss national
Sascha Zahnd is the former non-executive chairman and a member of the Audit Committee of Valora Holding AG, a position he held until October of 2022. Before this role Mr. Zahnd was the former Vice President, EMEA and Global Supply Chain of Tesla Inc., an automotive and clean energy company. At Tesla, Mr. Zahnd was the Vice President, EMEA from June 2019 to December 2020 and the Vice President, Global Supply Chain from May 2016 to May 2019. Prior to joining Tesla, Mr. Zahnd was the Vice President, Supply & Procurement at ETA S.A./The Swatch Group, a company designing and manufacturing watches and calibers for the watch industry, from 2010 to April 2016. From 2001 to 2010, Mr. Zahnd held a series of management positions at IKEA, a multinational conglomerate that designs and sells furniture, appliances and home accessories among other goods and home services, including Head of Supply Division Asia Pacific at IKEA Asia Pacific from 2006 to 2010, Sales Manager and Deputy to General Manager at IKEA Retail from 2005 to 2006, Leader Task Force, Supply Mexico, Turnaround at IKEA Trading (Purchasing), Mexico from 2003 to 2005, Project Leader, European Distribution Strategy at IKEA of Sweden in 2003, and Regional Logistic Manager at IKEA Distribution South Europe from 2001 to 2003. Mr. Zahnd serves on the Board and Audit Committee of myTheresa.com, a fashion e-commerce company. He also serves as President and a member of the Executive and Steering Committees of the Board of digitalswitzerland, an association and foundation of leading companies, organizations, academia and politics with the goal of establishing Switzerland as a leading global digital innovation hub. Mr. Zahnd holds an Executive MBA degree from IMD Business School in Lausanne and a BA degree in Business Administration from University of Applied Sciences in Basel.
Mr. Zahnd brings significant expertise in retail, production and supply chain, as well as senior leadership, Swiss investor and governance, and global experience, to the Board from his roles as part of Tesla’s leadership team and in leading technology and retail companies in Europe, the U.S., Mexico and Asia/China.
Mr. Zahnd currently serves on the Audit Committee. The Board of Directors has determined that he is an independent director.

All members of the Board of Directors currently comply with the limitation on external mandates contemplated in Article 17bis of the Company's Articles of Incorporation.

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Elections to the Board of Directors
Directors are elected at the Annual General Meeting of Shareholders, upon proposal of the Board of Directors. The proposals of the Board of Directors are made following recommendations of the Nominating and Governance Committee.
Shareholder Recommendations and Nominees
Under our Articles of Incorporation, one or more registered shareholders who together represent shares representing at least the lesser of (i) one percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs may demand that an item be placed on the agenda of a meeting of shareholders, including a nominee for election to the Board of Directors. A request to place an item on the meeting agenda must be in writing, describe the proposal and be received by our Board of Directors at least 60 days prior to the date of the meeting. Demands by registered shareholders to place an item on the agenda of a meeting of shareholders should be sent to: Secretary to the Board of Directors, Logitech International S.A., EPFL - Quartier de l’Innovation, Daniel Borel Innovation Center, 1015 Lausanne, Switzerland, or c/o Logitech Inc., 3930 North First Street, San Jose, CA 95134, USA.
Under the Company’s Articles of Incorporation only registered shareholders are recognized as shareholders of the Company. As a result, beneficial shareholders do not have a right to place an item on the agenda of a meeting, regardless of the number of shares they hold. For information on how beneficial shareholders may become registered shareholders, see “Questions and Answers about the Logitech 2023 Annual General Meeting - If I am not a registered shareholder, can I attend and vote at the meeting?”
If the agenda of a general meeting of shareholders includes an item calling for the election of directors, any registered shareholder may propose a candidate for election to the Board of Directors before or at the meeting.
The Nominating and Governance Committee does not have a policy on consideration of recommendations for candidates to the Board of Directors from registered shareholders.
The Nominating and Governance Committee considers it appropriate not to have a formal policy for consideration of such recommendations because the evaluation of potential members of the Board of Directors is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Governance Committee would consider any such recommendations on a case-by-case basis in its discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee in consideration of the membership criteria set forth under “Board Composition” below. Shareholder recommendations to the Board of Directors should be sent to the above address.
Board Composition
The Nominating and Governance Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience, and background sought of Board members in the context of our business and the then-current membership on the Board. The Nominating and Governance Committee has not formally established any specific minimum qualifications that must be met by each candidate for the Board of Directors or specific attributes, qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. However, we do not expect or intend that each director will have the same background, skills, and experience; we expect that Board members will have a diverse portfolio of backgrounds, skills, and experiences. One goal of this diversity is to assist the Board as a whole in its oversight and advice concerning our business and operations.
The review and assessment of Board candidates and the current Board composition by the Nominating and Governance Committee includes numerous diverse factors, such as: independence; senior leadership experience; corporate governance, including environmental, social and governance ("ESG"), experience; understanding of and experience in technology, finance, marketing, sales, sustainability and operations; international experience and geographic representation; age; gender and ethnic diversity; and LGBTQ+ identification.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
The priorities and emphasis of the Nominating and Governance Committee and of the Board with regard to these factors change from time to time to take into account changes in Logitech’s business and other trends, as well as the portfolio of skills and experience of current and prospective Board members.
Listed below are key skills and experience that we currently consider important for our directors to have in light of our current business and structure. We do not expect each director to possess every attribute. The directors’ biographies note each director’s relevant experience, qualifications, and skills relative to this list.
•Senior Leadership Experience. Directors who have served in senior leadership positions are important to Logitech because they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level.
•Governance Experience. Directors with corporate governance experience are important to Logitech because they enable the Board to exercise its general oversight with respect to corporate governance and ESG matters.
•Financial Expertise. Knowledge of financial markets and accounting and financial reporting processes is important because it assists our directors in understanding, advising, and overseeing Logitech’s structure, financial reporting, and internal control of such activities.
•Industry and Technical Expertise. Because we develop and manufacture hardware and software products, ship them worldwide, and sell to major consumer electronics distributors and retailers as well as to enterprise customers, expertise in hardware and software, and experience in supply chain, manufacturing, sales and consumer products is useful in understanding the opportunities and challenges of our business and in providing insight and oversight of management.
•Brand Marketing Expertise. Because we are a consumer products company, directors who have brand marketing experience can provide expertise and guidance as we seek to maintain and expand brand and product awareness and a positive reputation.
•Global Expertise. Because we are a global organization with research and development, and sales and other offices in many countries, directors with global expertise, particularly in Europe, the U.S. and Asia, can provide a useful business and cultural perspective regarding many significant aspects of our business.
Identification and Evaluation of Nominees for Directors
Our Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. Our Nominating and Governance Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective Committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may be identified through search firms and also may come to the attention of the Nominating and Governance Committee through shareholders, management, or current members of the Board of Directors. The evaluation of these candidates may include information provided to the Committee, discussions with persons familiar with the candidate, an interview of the candidate or other actions the Committee deems appropriate, and typically includes the use of paid third parties to review candidates to ensure the nominees have appropriate qualifications and skills.
Board Diversity
In addition to the above, the review and assessment of Board candidates and the current Board composition by the Nominating and Governance Committee includes an assessment of diversity with respect to international experience, geographic representation, age, gender, ethnicity, as well as other qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. In addition, Swiss law requires companies to report publicly, starting with respect to fiscal year 2026, on whether the underrepresented gender comprises at least 30% of a company's board of directors. We are providing this information herein in advance of the Swiss statutory deadline and in accordance with Nasdaq Listing Rule 5605(f). In our current 11-person Board, seven directors are men and four directors are women (i.e. 36% are female directors). Our director nominees include six men and four women. If all nominees are re-elected at the 2023 Annual General Meeting, our Board will be composed of 40% female directors. The nationalities of our director nominees include Swiss, American, British/U.K., Chinese, Italian, Israeli, and Filipino. Six of our director nominees reside in Europe and four reside in the United States.
The following chart summarizes certain self-identified personal characteristics of our current directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

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Board Diversity Matrix (As of June 13, 2023)*
Country of Principal Executive Offices:			Switzerland
Foreign Private Issuer:			No
Disclosure Prohibited under Home Country Law:			No
Board Size:
Total Number of Directors:			11
	Female	Male	Non-Binary	Did not Disclose Gender
Gender Identity:
Directors	4	7	—	—
Demographic Background:
African American or Black	—	—	—	—
Alaskan Native of Native American	—	—	—	—
Asian	2	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	3**
Additional Information: Nationalities
Swiss	4
American	5
British/U.K.	3
Italian	1
Israeli	1
Filipino	1
Chinese	1
*The Logitech Board Diversity Matrix includes current directors.
** Number of directors who “Prefer not to answer” the LGBTQ+ question.

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Terms of Office of Directors
Each director is elected individually by a separate vote of shareholders for a one-year term. 10 of our 11 current directors are being presented for re-election to the Board of Directors at the 2023 Annual General Meeting. Each director is eligible for re-election until his or her seventieth birthday. Directors may not seek reelection after they have reached 70 years of age or have served on the Board of Directors as a non-employee member for 12 years, unless the Board of Directors adopts a resolution to the contrary. A member of the Board who reaches 70 years of age or 12 years of service as a non-employee member of the Board of Directors during the term of his or her directorship may remain a director until the expiration of the term. A director’s term of office as Chairperson coincides with his or her term of office as a director. A director may be re-elected as Chairperson, subject to the age and tenure limits mentioned above.
The year of appointment and remaining term of office as of March 31, 2023 for each director are as follows:

Name	Year First Appointed	Year Current Term Expires
Patrick Aebischer(1)	2016	2023 Annual General Meeting
Wendy Becker(1)	2017	2023 Annual General Meeting
Edouard Bugnion(1)	2015	2023 Annual General Meeting
Guy Gecht(2)	2019	2023 Annual General Meeting
Marjorie Lao(1)	2018	2023 Annual General Meeting
Neela Montgomery(1)	2017	2023 Annual General Meeting
Michael Polk(1)(3)	2019	2023 Annual General Meeting
Deborah Thomas(1)	2020	2023 Annual General Meeting
Christopher Jones(1)	2022	2023 Annual General Meeting
Kwok Wang Ng(1)	2022	2023 Annual General Meeting
Sascha Zahnd(1)	2022	2023 Annual General Meeting
(1) Non-executive member of the Board of Directors.
(2) Executive member of the Board of Directors.
(3) Mr. Polk is not standing for re-election at the 2023 Annual General Meeting.

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Board Responsibilities and Structure
The Board of Directors is responsible for supervising the management of the business and affairs of the Company. In addition to the non-transferable powers and duties of boards of directors under Swiss law, the Logitech Board of Directors also has the following responsibilities:
•the grant of signatory power to its members and the Company’s officers;
•the approval of the budget submitted by the Chief Executive Officer;
•the approval of investments or acquisitions of more than USD 10 million in the aggregate not included in the approved budgets;
•the approval of any expenditure of more than USD 10 million not specifically identified in the approved budgets; and
•the approval of the sale or acquisition, including related borrowings, of the Company’s real estate.
The Board of Directors has delegated the management of the Company to the Chief Executive Officer and the executive officers, except where Swiss law, the Company’s Articles of Incorporation or Organizational Regulations (By-Laws) provide differently.
Board Leadership Structure
The Board has an Independent Chairperson in line with current Swiss and U.S. best governance practices. The Chairperson of the Board is elected by the shareholders on an annual basis, at the Annual General Meeting of Shareholders. The Secretary of the Board of Directors is typically appointed at the Board meeting coinciding with the Annual General Meeting of Shareholders. As of June 30, 2023, the Secretary is Samantha Harnett, the Company's Chief Legal Officer.
Role of the Chairperson and of the Chief Executive Officer
The Chairperson has responsibility for managing the Board, managing the relationship between the Board and the Chief Executive Officer and senior management of the Company, representing the Board and the Company with shareholders, the press and other external persons, establishing objectives for and evaluating the performance of the Chief Executive Officer, ensuring succession planning, and, together with the Chief Executive Officer, setting the values, ethics and culture of the Company. The Chairperson also assumes a leading role in mid- and long-term strategic planning and the selection of top-level management, and supports major transaction initiatives of Logitech.
The Chief Executive Officer manages the day-to-day operations of Logitech, with the support of the other executive officers. The Chief Executive Officer has, in particular, the following powers and duties:
•defining and implementing short and medium term strategies;
•preparing the budget, which must be approved by the Board of Directors;
•reviewing and certifying the Company’s annual report;
•appointing, dismissing and promoting any employees of Logitech other than executive officers and the head of the internal audit function;
•taking immediate measures to protect the interests of the Company where a breach of duty is suspected from executive officers until the Board has decided on the matter;
•carrying out Board resolutions;
•reporting regularly to the Chairperson of the Board of Directors on the activities of the business;
•preparing supporting documents for resolutions that are to be passed by the Board of Directors; and
•deciding on issues brought to his attention by executive officers.
The detailed authorities and responsibilities of the Board of Directors, the Chief Executive Officer and the executive officers are set out in the Company’s Articles of Incorporation and Organizational Regulations. Please refer to
http://ir.logitech.com for copies of these documents.

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Lead Independent Director
In the absence of an independent Chairperson of the Board, the responsibilities of the Lead Independent Director include chairing meetings of the non-executive directors and serving as the presiding director in performing such other functions as the Board may direct. The decision of whether to have, and the election of, a Lead Independent Director is determined by the independent members of the Board. The Board currently does not have a Lead Independent Director. With the re-election of an Independent Chairperson of the Board, it is expected that the Board will continue not to have someone in that role.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues in Logitech’s business, and monitors the activities and responsibilities of the executive officers in various ways.
•At each regular Board meeting the Chief Executive Officer reports to the Board of Directors on developments and important issues. The Chief Executive Officer also provides updates to the Board members regarding Logitech’s business between the dates of regular Board meetings.
•The offices of Chairperson and Chief Executive Officer are generally separated, to help ensure balance between leadership of the Board and leadership of the day-to-day management of Logitech. The Chairperson and the Chief Executive Officer have regularly scheduled meetings to discuss Logitech's business.
•Executive officers and other members of senior management, at the invitation of the Board, attend portions of meetings of the Board and its Committees to report on the financial results of Logitech, its operations, performance and outlook, and on areas of the business within their responsibilities, as well as other business matters. For further information on participation by executive officers and other members of senior management in Board and Committee meetings please refer to “Board Committees” below.
•There are regular quarterly closed sessions of the non-executive, independent members of the Board of Directors, led by the independent Chairperson, where Logitech issues are discussed without the presence of executive or non-independent members of the Board or executive officers.
•The Board holds quarterly closed sessions, where all Board members meet without the presence of non-Board members, to discuss matters appropriate to such sessions, including organizational structure and the hiring and mandates of executive officers.
•There are regularly scheduled reviews at Board meetings of Logitech strategic and operational issues, including discussions of issues placed on the agenda by the non-executive members of the Board of Directors.
•The Board reviews and approves significant changes in Logitech’s structure and organization, and is actively involved in significant transactions, including acquisitions, divestitures and major investments.
•All non-executive Board members have access, at their request, to all internal Logitech information.
•The head of the Internal Audit function reports to the Audit Committee.
The Board’s Role in Risk Oversight
One of the Board’s functions is oversight of risk management at Logitech. “Risk” is inherent in business, and the Board seeks to understand and advise on risk in conjunction with the activities of the Board and the Board’s Committees.
The largest risk in any business typically is that the products and services it offers will not be met by customer demand, because of poor strategy, poor execution, lack of competitiveness, or some combination of these or other factors. The Board implements its risk oversight responsibilities, at the highest level, through regular reviews of the Company’s business, product strategy and competitive position, and through management and organizational reviews, evaluations and succession planning.
Within the broad strategic framework established by the Board, management is responsible for: identifying risk and risk controls related to significant business activities; mapping the risks to company strategy; and developing programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward and the appropriate manner in which to control risk.
The Board’s risk oversight role is implemented at the full Board level, and also in individual Board Committees. The full Board receives specific reports on enterprise risk management, in which the identification and control of risk are the

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primary topics of the discussion. Presentations and other information for the Board and Board Committees generally identify and discuss relevant risk and risk control; and the Board members assess and oversee the risks as a part of their review of the related business, financial, or other activity of the Company. The Compensation Committee oversees issues related to the design and risk controls of compensation programs. The Audit Committee oversees issues related to internal control over financial reporting and Logitech’s risk tolerance in cash-management investments. The Technology and Innovation Committee oversees the Company’s cybersecurity, information security and other technology risks, controls and procedures, including review of the Company’s current threat landscape, strategy to mitigate cybersecurity, information security and other technology risks, and critical incident response plans. The Board’s role in oversight does not have a direct impact on the Board’s leadership structure, which is discussed above.
Board Oversight of Environmental, Social and Governance (ESG)
We believe that full board oversight is important to ensure that ESG is part of, and aligned with, our overall Company strategy. As a result, our Board oversees our ESG programs, with support at the committee level. Our ESG programs include, but are not limited to, sustainability, human rights and labor, privacy and security, human capital resources, including diversity and inclusion, and governance practices.
To support the Board in its oversight efforts, the Nominating and Governance Committee evaluates and advises on the Board’s process and cadence for oversight of the Company’s ESG strategy.
Board Meetings
The Chairperson sets the agenda for Board meetings, in coordination with the Chief Executive Officer. Any member of the Board of Directors may request that a meeting of the Board be convened. The directors receive materials in advance of Board meetings allowing them to prepare for the handling of the items on the agenda.
The Chairperson and Chief Executive Officer recommend executive officers or other members of senior management who, at the invitation of the Board, attend portions of each quarterly Board meeting to report on areas of the business within their responsibility. Infrequently, the Board may also receive reports from external consultants such as executive search or succession experts, financial advisors or outside legal experts to assist the Board on matters it is considering.
The Board typically holds a regularly scheduled Board meeting each quarter for a review and discussion of the Company, its strategy or both, which lasts a full day to a day-and-a-half and in which all directors participate in person except in special individual circumstances. In addition, the Chief Executive Officer and Chief Financial Officer provide a quarterly update to the Board prior to each earnings announcement. Additional meetings of the Board may be held by teleconference or videoconference and the duration of such meetings varies depending on the subject matters considered.
Emergency Resolutions
In case of emergency, the Chairperson of the Board may have the power to pass resolutions which would otherwise be the responsibility of the Board. Decisions by the Chairperson of the Board made in this manner are subject to ratification by the Board of Directors at its next meeting or by way of written consent. No such emergency resolutions were passed during fiscal year 2023.
Independent Director Sessions
The Board of Directors has adopted a policy of regularly scheduled sessions of Board meetings where the independent directors meet to consider matters without management or non-independent directors present. During fiscal year 2023, separate sessions of the independent directors were held at four separate meetings.
Board Effectiveness
Our Board of Directors and Board Committees perform annual self-assessments to evaluate their effectiveness in fulfilling their obligations.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
Board Committees
The Board has standing Audit, Compensation, Nominating and Governance, and Technology and Innovation Committees to assist the Board in carrying out its duties. Each of the Board committees is composed entirely of directors that are independent in accordance with the published listing requirements of the Nasdaq Stock Market and Swiss corporate governance best practices guidelines. At each quarterly Board meeting, each applicable Board Committee reports to the full Board on the substance of the Committee’s meetings, if any, during the quarter.
Each Committee has a written charter approved by the Board. The Chairperson of each Committee determines the Committee’s meeting agenda. The Board Committee members receive materials in advance of Committee meetings allowing them to prepare for the meeting. The Charters of each Board Committee are available on Logitech’s Investor Relations website at http://ir.logitech.com. Each of the Audit, Compensation and Nominating and Governance Committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the Committee in its work. The members of the Committees are identified in the following table:

Director	Audit	Compensation	Nominating and Governance	Technology and Innovation
Patrick Aebischer			X
Wendy Becker			Chairperson
Edouard Bugnion(1)		X		X
Guy Gecht
Marjorie Lao (2)	X
Neela Montgomery		X
Michael Polk(3)		Chairperson	X
Deborah Thomas(4)	Chairperson
Christopher Jones(5)				X
Kwok Wang Ng(6)		X
Sascha Zahnd	X
(1) Following the 2023 Annual General Meeting, Mr. Bugnion will no longer be a member of the Compensation Committee and the Board has appointed Mr. Bugnion Interim Chairperson of the Technology and Innovation Committee, contingent on the election to the Board at the 2023 Annual General Meeting.
(2) The Board has appointed Ms. Lao to the Technology and Innovation Committee effective as of the 2023 Annual General Meeting, contingent on the election to the Board at the 2023 Annual General Meeting.
(3) Mr. Polk is not standing for re-election at and will no longer be the Chairperson of the Compensation Committee and a member of the Nominating and Governance Committee following the 2023 Annual General Meeting.
(4) The Board has nominated Ms. Thomas to be appointed to the Compensation Committee at the 2023 Annual General Meeting, contingent on the election to the Board at the 2023 Annual General Meeting.
(5) The Board has appointed Mr. Jones to the Nominating and Governance Committee effective as of the 2023 Annual General Meeting, contingent on the election to the Board at the 2023 Annual General Meeting.
(6) The Board has appointed Mr. Ng Chairperson of the Compensation Committee as of the 2023 Annual General Meeting, contingent on the election to the Board and the Compensation Committee at the 2023 Annual General Meeting.

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Attendance at Board, Committee and Annual Shareholders’ Meetings
In fiscal year 2023 the Board met six times, five of which were regularly scheduled meetings. In addition, the Audit Committee met nine times, the Compensation Committee met six times, the Nominating and Governance Committee met four times, and the Technology and Innovation Committee met three times. In addition to its meetings, the Board took three actions for approval by written consent during fiscal year 2023. We expect each director to attend each meeting of the Board and the Committees on which he or she serves, and also expect them to attend the Annual General Meeting of shareholders. All of the incumbent directors attended at least 75% of the meetings of the Board and the Committees on which he or she served. 90% of the incumbent directors attended the 2022 Annual General Meeting. Detailed attendance information for Board and Board Committee meetings during fiscal year 2023 is as follows:

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee	Technology and Innovation Committee
# of meetings held	6	9	6	4	3
Patrick Aebischer(1)	6			4	1
Wendy Becker	6			4
Edouard Bugnion	6		6		3
Riet Cadonau(2)	3		3
Bracken Darrell(6)	6
Guy Gecht(7)	6	8			3
Neil Hunt(2)	3		4		1
Marjorie Lao	6	9
Neela Montgomery	5		6
Michael Polk	6		6	4
Deborah Thomas	5	8
Christopher Jones(3)	4				2
Kwok Wang Ng(4)	4		3
Sascha Zahnd(5)	4	4
(1)Mr. Aebischer moved off the Technology and Innovation Committee at the 2022 Annual General Meeting as of September 14, 2022. He attended one of the three Technology and Innovation Committee meetings that were held prior to the 2022 Annual General Meeting.
(2)Messrs. Cadonau and Hunt did not stand for re-election to the Board at the 2022 Annual General Meeting on September 14, 2022. Mr. Cadonau attended all three of the Board meetings and three of the six Compensation Committee meetings that were held prior to the 2022 Annual General Meeting (noting that a portion of the September 2022 Board meeting was held prior to the 2022 Annual General Meeting). Mr. Hunt attended all three of the Board meetings, four of the six Compensation Committee meetings and one of the three Technology and Innovation Committee meetings that were held prior to the 2022 Annual General Meeting (noting that a portion of the September 2022 Board meeting was held prior to the 2022 Annual General Meeting).
(3)Mr. Jones was elected as a director at the 2022 Annual General Meeting and attended all four Board meetings held after its date. He joined the Technology and Innovation Committee as of the 2022 Annual General Meeting and attended both of the Technology and Innovation Committee meetings that were held after the 2022 Annual General Meeting.
(4)Mr. Ng was elected as a director at the 2022 Annual General Meeting and attended all four Board meetings held after its date. He also was elected to the Compensation Committee at the 2022 Annual General Meeting and attended all three of the Compensation Committee meetings that were held after the 2022 Annual General Meeting.

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(5)Mr. Zahnd was elected as a director at the 2022 Annual General Meeting and attended all four Board meetings held after its date. He joined the Audit Committee as of the 2022 Annual General Meeting and attended all four of the Audit Committee meetings that were held after the 2022 Annual General Meeting.
(6)Effective June 13, 2023, Mr. Darrell resigned as a member of the Board, President and Chief Executive Officer.
(7)Effective June 13, 2023, Mr. Gecht ceased to be a member of the Audit Committee and a member and Chairperson of the Technology and Innovation Committee of the Board in connection with his appointment as Interim Chief Executive Officer.

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Audit Committee
The Audit Committee is appointed by the Board to assist the Board in monitoring the Company’s financial accounting, controls, planning and reporting. It is composed of only non-executive, independent Board members. Among its duties, the Audit Committee:
•reviews the adequacy of the Company’s internal controls and disclosure controls and procedures;
•reviews the independence, fee arrangements, audit scope, and performance of the Company’s independent auditors, and recommends the appointment or replacement of independent auditors to the Board of Directors;
•reviews and approves all non-audit work to be performed by the independent auditors;
•reviews the scope of Logitech’s internal auditing and the adequacy of the organizational structure and qualifications of the internal auditing staff;
•oversees the Company's Code of Conduct and related compliance activities;
•reviews, before release, the quarterly results and interim financial data;
•reviews with management and the independent auditors the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s guidelines and policies with respect to risk assessment and risk management; and
•reviews, before release, the audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and recommends that the Board of Directors include the audited financial statements in the annual report made available to shareholders.
The Audit Committee currently consists of Ms. Thomas, Chairperson, Ms. Lao and Mr. Zahnd. The Board has determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market listing standards and the applicable rules and regulations of the SEC. In addition, the Board has determined that Ms. Thomas and Ms. Lao are audit committee financial experts as defined by the applicable rules and regulations of the SEC.
The Audit Committee met nine times in fiscal year 2023. Five of the meetings were held by video and teleconference in advance of the regularly scheduled quarterly Board meetings, for approximately two-and-a-half to three-and-a-half hours, and four of the meetings were held by video and teleconference for approximately one hour preceding the Company’s quarterly reports of financial results. The Committee received reports and presentations before the meetings in order to allow them time to prepare adequately. At the Committee’s invitation, the Company’s Chief Financial Officer, Chief Accounting Officer, Head of Internal Audit, and Chief Legal Officer or Associate General Counsel attended each meeting, and representatives from the Company’s auditors and independent registered public accounting firm, KPMG AG and KPMG LLP, respectively, also attended all nine of the meetings. Other members of the Board, including the Chairperson, and management, including the Chief Executive Officer, also participated in certain meetings. Six meetings also included a separate session with representatives of the auditors and independent registered public accounting firm, and four meetings included separate sessions with the Head of Internal Audit and with the Chief Financial Officer or other representatives of management.
Compensation Committee
The Compensation Committee reviews and approves, or recommends to the Board for approval, the compensation of executive officers and Board members and Logitech’s compensation policies and programs, including share-based compensation programs and other incentive-based compensation. Within the guidelines established by the Board and the limits set forth in the Company’s employee equity incentive plans, the Compensation Committee also has the authority to grant equity incentive awards to employees without further Board approval. The Committee is composed of only non-executive, independent Board members.
The Compensation Committee currently consists of Mr. Polk, Chairperson, Dr. Bugnion, Mr. Ng and Ms. Montgomery. Following the 2023 Annual General Meeting, Mr. Polk, who is not standing for re-election to the Board, and Mr. Bugnion will no longer be members of the Compensation Committee. The Board of Directors has nominated Ms. Thomas to be elected to the Compensation Committee at the 2023 Annual General Meeting and appointed Mr. Ng as its Chairperson. The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the Nasdaq Stock Market listing standards.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
The Compensation Committee met six times in fiscal year 2023. Three meetings were held by video and teleconference and one meeting in person in advance of the regularly scheduled quarterly Board meeting, for approximately one-and-a-half to three hours, and two meetings were held by video and teleconference for approximately one hour. The Compensation Committee received reports and presentations before the meetings in order to allow them time to prepare adequately. At the Compensation Committee’s invitation, the Company’s Head of People & Culture and Head of Total Rewards and the Compensation Committee's independent advisors from Compensia and PwC Switzerland attended each meeting. Other members of the Board also participated in certain meetings.
In addition to its meetings, the Compensation Committee took two actions for approval by written consent during fiscal year 2023.
Please refer to the Company’s Compensation Report for fiscal year 2023 for further information on the Compensation Committee’s criteria and process for evaluating executive compensation.
Nominating and Governance Committee
The Nominating and Governance Committee is composed of only non-executive, independent directors. Among its duties, the Nominating and Governance Committee:
•evaluates the composition and size of the Board of Directors and its Committees, determines future requirements and makes recommendations to the Board of Directors for approval;
•determines on an annual basis the desired Board qualifications and expertise and conducts searches for potential directors with these attributes;
•evaluates and makes recommendations of nominees for election to the Board of Directors, as Chairperson of the Board, and to the Compensation Committee;
•evaluates and makes recommendations to the Board concerning the appointment of directors to Board Committees and the selection of Board Committees Chairpersons;
•evaluates and makes recommendations to the Board concerning succession planning for the Company's Chairperson, Board Committee leaderships roles, Chief Executive Officer of the Company and key leadership roles;
•reviews developments relating to corporate governance and reviews and makes recommendations to the Board regarding changes to the Company’s Corporate Governance Principles and other corporate governance-related documents as appropriate;
•evaluates and advises on the Board's process and cadence for oversight of the Company's ESG strategy;
•reviews directors’ membership on the boards of directors or senior leadership of other companies or organizations, approves the Company Chief Executive Officer's and other Group Management Team members' service on the boards of directors or senior leadership of charitable or similar organizations, and evaluates and makes recommendations to the Board regarding their service on the boards of directors or senior leadership of other companies or legal entities; and
•considers any questions of actual or potential conflicts of interest of Board members and Group Management Team members.
The Nominating and Governance Committee typically retains an executive search firm to assist with the identification and evaluation of prospective Board nominees based on criteria established by the Committee. For information on the Nominating and Governance Committee’s policies with respect to director nominations please see “Elections to the Board of Directors” above.
The Nominating and Governance Committee currently consists of Ms. Becker, Chairperson, Dr. Aebischer and Mr. Polk. Following the 2023 Annual General Meeting, Mr. Polk will no longer be a member of the Board and of the Nominating and Governance Committee. Effective as of the 2023 Annual General Meeting, the Board of Directors has appointed Mr. Jones to the Nominating and Governance Committee. The Board has determined that each member of the Nominating and Governance Committee meets the independence requirements of the Nasdaq Stock Market listing standards. Upon the Committee’s recommendation of nominees for election to the Board of Directors, the nominees are presented to the full Board. Nominees are then selected by a majority of the independent members of the Board. The Nominating and Governance Committee met four times in fiscal year 2023. The meetings were held by video and teleconference and lasted approximately one hour to one-and-a-half hours.

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Technology and Innovation Committee
The Technology and Innovation Committee is composed of at least two members. Among its duties, the Technology and Innovation Committee:
•reviews the Company’s technology plans and strategies;
•monitors existing and future trends in technology related to the Company’s business and advises the Board and the Company’s senior technology management team with respect to such trends;
•reviews the Company’s approaches to acquiring and maintaining the Company’s technology position;
•meets with the Company’s senior technology management team to review the Company’s internal technology development and product innovation activities and provide input; and
•reviews the Company’s cybersecurity, information security and other technology risks, controls and procedures.
The Technology and Innovation Committee currently consists of Dr. Bugnion and Mr. Jones, both of whom have advanced technical degrees and have been Chief Technology Officers at technology companies or have founded or managed technology companies. Effective as of the 2023 Annual General Meeting, the Board of Directors has appointed Mr. Bugnion as Interim Chairperson of the Technology and Innovation Committee and also has appointed Ms. Lao to the Technology and Innovation Committee. The Technology and Innovation Committee met three times in fiscal year 2023. The meetings were held by video and teleconference and lasted approximately one hour to two hours. The Committee received reports and presentations before the meetings in order to allow them time to prepare adequately. At the Committee’s invitation, the Company’s Chief Technology Officer as well as other members of the Board and management, including the Chief Executive Officer, also participated in certain meetings.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has been an officer or employee of Logitech. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors.

Communications with the Board of Directors
Shareholders may contact the Board of Directors about bona fide issues or questions about Logitech by sending an email to generalcounsel@logitech.com or by writing the Corporate Secretary at the following address:
Logitech International S.A.
Attn: Corporate Secretary
EPFL - Quartier de l’Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
All such shareholder communications will be forwarded to the appropriate member or members of the Board of Directors or, if none is specified, to the Chairperson of the Board of Directors.

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Security Ownership
Security Ownership of Certain Beneficial Owners and Management as of June 30, 2023
In accordance with the proxy statement rules under U.S. securities laws, the following table shows the number of our shares beneficially owned as of June 30, 2023 by:
•each person or group known by Logitech, based on filings pursuant to Section 13(d) or (g) under the U.S. Securities Exchange Act of 1934 or notifications to the Company under applicable Swiss laws, to own beneficially more than 5% of our outstanding shares as of June 30, 2023;
•each director and each nominee for director;
•the persons named in the Summary Compensation Table in the Compensation Report (the “named executive officers”); and
•all directors and current executive officers as a group.

	Number of Shares Owned(2)	Shares that May be Acquired Within 60 Days(3)	Total Beneficial Ownership	Total as a Percentage of Shares Outstanding(4)
5% Shareholders:(1)
BlackRock, Inc.(5)	9,641,170	—	9,641,170	6.1%

Directors, not including the Interim CEO:
Patrick Aebischer	12,395	—	12,395	*
Wendy Becker	18,854	—	18,854	*
Edouard Bugnion	37,670	—	37,670	*
Christopher Jones(6)	—	—	—	*
Marjorie Lao	9,563	—	9,563	*
Neela Montgomery	9,287	—	9,287	*
Kwok Wang Ng(6)	—	—	—	*
Michael Polk	10,783	—	10,783	*
Deborah Thomas	3,658	—	3,658	*
Sascha Zahnd(6)	—	—	—	*

Named Executive Officers:
Guy Gecht(7)	7,093	—	7,093	*
Prakash Arunkundrum	65,806	54,923	120,729	*
Charles Boynton(8)	—	—	—	*
Bracken Darrell(7)	1,020,275	—	1,020,275	*
Samantha Harnett	710	4,117	4,827	*
Nate Olmstead(8)	62,115	12,462	74,577	*

Current Directors and Executive Officers
as a Group (14)	175,819	59,040	234,859	*
*    Less than 1%

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SECURITY OWNERSHIP
(1)Unless otherwise indicated, the address for each beneficial owner listed in this table is c/o Logitech International S.A., EPFL, Quartier de l’Innovation, Daniel Borel Innovation Center, 1015 Lausanne, Switzerland or c/o Logitech Inc., 3930 North First Street, San Jose, California 95134, USA.
(2)To Logitech’s knowledge, except as otherwise noted in the footnotes to this table, each director and executive officer has sole voting and investment power over the shares reported as beneficially owned in accordance with SEC rules, subject to community property laws where applicable.
(3)Includes shares represented by vested, unexercised options as of June 30, 2023 and options, service-based restricted stock units and performance share units that are expected to vest within 60 days after June 30, 2023. These shares are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options or restricted stock units, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(4)Based on 158,623,085 shares outstanding on June 30, 2023 (173,106,620 shares issued less 14,483,535 treasury shares).
(5)The number of shares held by BlackRock, Inc. is based on the number of shares reported as beneficially owned by BlackRock, Inc. and its subsidiaries on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 7, 2023. BlackRock, Inc. has sole voting power over 8,868,452 shares and sole dispositive power over 9,641,170 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(6)Christopher Jones, Kwok Wang Ng and Sascha Zahnd were first elected as directors of the Company at the Annual General Meeting on September 14, 2022.
(7)Bracken Darrell resigned as a member of the Board, President and Chief Executive Officer and Guy Gecht was appointed as Interim Chief Executive Officer, each effective June 13, 2023.
(8)Nate Olmstead resigned as Chief Financial Officer and Charles Boynton was appointed as Chief Financial Officer, each effective February 6, 2023.

Share Ownership Guidelines
Members of the Board of Directors and executive officers and other officers who report directly to the Chief Executive Officer are subject to share ownership guidelines.
Each director is required to own Logitech shares with a market value equal to five times the annual Board retainer under guidelines adopted by the Board in June 2006, revised in June 2013 and June 2019 (effective as of September 4, 2019), and recently revised again in July 2020. Directors are required to achieve this ownership within five years of joining the Board, or, in the case of directors serving at the time the revised guidelines were adopted in 2019, within five years of the effective date of adoption of the guidelines. If a director has not met the ownership guideline by the end of the five-year period or is below the guideline at any time after the five-year period, one-half of the director's annual Board retainer will be paid in Logitech shares until the ownership guideline has been satisfied. After reaching the share ownership guideline and then falling below the guideline solely as a result of Logitech's stock price dropping, the director will have until the later of the original five-year period or up to two years from falling below the guideline to return to compliance with the guideline. The guidelines will be adjusted to reflect any capital adjustments, and will be reevaluated by the Board from time to time. As of June 30, 2023, each director had either satisfied these ownership guidelines or had time remaining to do so.
The Compensation Committee adopted share ownership guidelines for executive officers and other officers who report directly to the Chief Executive Officer or President effective September 2008, and most recently revised in June 2021. These guidelines now apply to executive officers and other officers who report directly to the Chief Executive Officer. These guidelines require:
•the Chief Executive Officer to hold a number of Logitech shares with a market value equal to five times his or her annual base salary;
•the Chief Financial Officer to hold a number of Logitech shares with a market value equal to three times his or her annual base salary;
•executive officers, other than the Chief Executive Officer and Chief Financial Officer, each to hold a number of Logitech shares with a market value equal to two times his or her respective annual base salary; and

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•remaining officers who report directly to the Chief Executive Officer each to hold a number of Logitech shares with a market value equal to his or her respective annual base salary.
Each officer subject to the guidelines is required to achieve his or her applicable guideline within five years of being appointed to the position making him or her subject to the guideline, or, in the case of such officers serving at the time the guidelines were originally adopted, within five years of the effective date of adoption of the guidelines. The ownership guideline may be met only through owned shares. If the ownership guideline is not met within five years or if the officer is below the guideline at any time after the five-year period, the Chief Executive Officer must hold 100% of his or her after-tax shares resulting from equity incentive awards until the guideline is reached, and all other executive officers and Chief Executive Officer direct reports must hold at least 50% of the net shares resulting from equity incentive awards until the guideline is reached. In addition, if the ownership guideline is not met or if the officer is below the guideline at any time after the five-year period, the officer will have 50% of the after-tax value of any earned bonuses under the Leadership Team Bonus Program paid in fully vested Logitech shares. After reaching the share ownership guideline and then falling below the guideline solely as a result of Logitech's stock price dropping, the officer will have until the later of the original five-year period or up to two years from falling below the guideline to return to compliance with the guideline. The guidelines will be adjusted to reflect any capital adjustments, and will be re-evaluated by the Compensation Committee from time to time. As of June 30, 2023, all of the executive officers had either satisfied these ownership guidelines or had time remaining to do so.

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Certain Relationships and Related Transactions
Our Policies
It is our policy that all employees must not engage in any activities which could conflict with Logitech’s business interests, which could adversely affect its reputation or which could interfere with the fulfillment of the responsibilities of the employee’s job, which at all times must be performed in the best interests of Logitech. In addition, Logitech employees may not use their position with Logitech, or Logitech’s information or assets, for their personal gain or for the improper benefit of others. These policies are included in our Code of Conduct, which covers our directors, executive officers and other employees. If in a particular circumstance the Board concludes that there is or may be a perceived conflict of interest, the Board will instruct our Legal department to work with our relevant business units to determine if there is a conflict of interest. Any waivers to these conflict rules with regard to a director or executive officer require the prior approval of the Board, and any transaction that is a related party transaction under U.S. securities laws must be approved by the Audit Committee or another independent committee of the Board.

Nasdaq Rules and Swiss Best Corporate Governance Practices
Nasdaq rules defining “independent” director status also govern conflict of interest situations, as do Swiss best corporate governance principles published by economiesuisse, a leading Swiss business organization. As discussed above, the Board of Directors has determined that each of our directors and director nominees, other than Mr. Gecht, qualifies as “independent” in accordance with the Nasdaq rules. The Nasdaq rules include a series of objective tests that would not allow a director to be considered independent if the director has or has had certain employment, business or family relationships with the company. The Nasdaq independence definition also includes a requirement that the Board review the relations between each independent director and the company on a subjective basis. In accordance with that review, the Board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

SEC Rules
In addition to the Logitech and Nasdaq policies and rules described above, the SEC has specific disclosure requirements covering certain types of transactions involving Logitech and a director or executive officer or persons and entities affiliated with them.
During fiscal year 2023, Logitech did approximately USD 169,000 of business with SGS S.A. and its subsidiaries, primarily consisting of payments for standards testing and technical services. Mr. Kwok Wang Ng, the Chief Executive Officer of SGS S.A., is a member of the Board of Directors.
Other than SGS S.A., since April 1, 2022 we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed USD 120,000 and in which any current director, director nominee, executive officer, holder of more than 5% of our shares, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements require us to indemnify our directors and officers to the fullest extent permitted by Swiss and California law.
None of the following persons has been indebted to Logitech or its subsidiaries at any time since the beginning of fiscal year 2023: any of our directors or executive officers; any nominee for election as a director; any member of the immediate family of any of our directors, executive officers or nominees for director; any corporation or organization of which any of our directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.

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Independent Auditors
Under Logitech’s Articles of Incorporation, the shareholders elect or re-elect the Company’s independent auditors each year at the Annual General Meeting.
Logitech’s independent auditors for fiscal year 2023 were KPMG AG, Zurich, Switzerland. KPMG AG assumed its first audit mandate for Logitech in fiscal year 2015. They were elected by the shareholders as Logitech’s auditors at the Annual General Meeting in December 2014 and re-elected at the Annual General Meetings in September 2015, September 2016, September 2017, September 2018, September 2019, September 2020, September 2021 and September 2022. For purposes of U.S. securities law reporting, KPMG LLP, San Francisco, California, served as the Company’s independent registered public accounting firm for fiscal year 2023. Together, KPMG AG and KPMG LLP are referred to as “KPMG.” As appointed by the Board, the Audit Committee is responsible for supervising the performance of the Company’s independent auditors, and recommends the election or replacement of the independent auditors to the Board of Directors.
Representatives of KPMG were invited to attend all regular meetings of the Audit Committee. During fiscal year 2023, KPMG representatives attended all of the Audit Committee meetings. The Committee met separately six times with representatives of KPMG in closed sessions of Committee meetings.
On a quarterly basis, KPMG reports on the findings of their audit and/or review work including their audit of Logitech’s internal control over financial reporting. These reports include their assessment of critical accounting policies and practices used, alternative treatments of financial information discussed with management, and other material written communication between KPMG and management. At each quarterly Board meeting, the Audit Committee reports to the full Board on the substance of the Committee meetings during the quarter. On an annual basis, the Audit Committee approves KPMG’s audit plan and evaluates the performance of KPMG and its senior representatives in fulfilling its responsibilities. Moreover, the Audit Committee recommends to the Board the appointment or replacement of the independent auditors, subject to shareholder approval. The Audit Committee reviews the annual report provided by KPMG as to its independence.

Audit and Non-Audit Fees
The following table sets forth the aggregate fees billed to us for the audit and other services provided by KPMG during the fiscal years ended March 31, 2023 and 2022 (in thousands):

	2023	2022
Audit fees(1)	$4,002	$3,480
Audit-related fees(2)	—	70
Tax fees(3)	275	203
Other services (4)	100	—
Total	$4,377	$3,753
(1)Audit fees. This category includes fees for the audit of our financial statements in our Annual Report on Form 10-K, fees for the audit of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, fees for the review of the interim condensed financial statements in our Quarterly Reports on Form 10-Q, fees for the audit of our consolidated financial statements in connection with the Swiss SIX filing, and fees for the services that are normally provided by KPMG in connection with statutory and regulatory filings or other engagements and accounting related to acquisitions.
(2)Audit-related fees. This category includes fees for the due diligence services for mergers and acquisitions.
(3)Tax fees. This category includes fees related to the 2022 and 2021 tax compliance and tax consulting services.
(4)Other services. This category includes fees related to environmental, social and governance (ESG) maturity assessment services in connection with future disclosure requirements.

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INDEPENDENT AUDITORS

Pre-Approval Procedures and Policies
The Audit Committee pre-approves all audit and non-audit services provided by KPMG. This pre-approval must occur before the auditor is engaged. The Audit Committee pre-approves categories of non-audit services and a target fee associated with each category. Usage of KPMG fees against the target is presented to the Audit Committee at each quarterly meeting, with additional amounts requested as needed. Services that last longer than a year must be re-approved by the Audit Committee.
The Audit Committee can delegate the pre-approval ability to a single independent member of the Audit Committee. The delegate must communicate all services approved at the next scheduled Audit Committee meeting. The Audit Committee or its delegate can pre-approve types of services to be performed by KPMG with a set dollar limit per type of service. The Chief Accounting Officer is responsible for ensuring that the work performed is within the scope and dollar limit as approved by the Audit Committee. Management must report to the Audit Committee the status of each project or service provided by KPMG.

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Report of the Audit Committee

The Audit Committee is responsible for overseeing Logitech’s accounting and financial reporting processes and audits of Logitech’s financial statements. The Audit Committee acts only in an oversight capacity and relies on the work and assurances of management, which has primary responsibility for Logitech’s financial statements and reports, Logitech’s internal auditors, as well as KPMG, Logitech’s independent auditors, which is responsible for expressing an opinion on the conformity of Logitech’s audited financial statements to U.S. generally accepted accounting principles and the effectiveness of Logitech’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.
The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Charter can be found on our website at http://ir.logitech.com. To view the charter, select “Audit Committee Charter” under “Corporate Governance.”
The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended March 31, 2023, with our management. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Logitech’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023.
Submitted by the Audit Committee of the Board
Deborah Thomas, Chairperson
Guy Gecht
Marjorie Lao
Sascha Zahnd

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Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires Logitech’s directors, executive officers and any persons who own more than 10% of Logitech’s shares, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Logitech with copies of all Section 16(a) forms that they file. As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files these reports on their behalf.
We believe that all Section 16(a) filing requirements were met in fiscal year 2023, with the exception noted below:
•A late Form 4 report was filed for Nate Olmstead on May 18, 2022 to report an exempt disposition to Logitech under rule 16b-3(e) on May 15, 2022.

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Compensation Report for Fiscal Year 2023
This Compensation Report has been designed to comply with both the proxy statement disclosure rules under U.S. securities laws and Swiss regulations. For Swiss law purposes, this Report is supplemented by the Compensation Tables Audited Under Swiss Law prepared in compliance with the Swiss Ordinance Against Excessive Compensation in Listed Stock Corporations and Swiss corporate law. This Report is an integrated part of our Annual Report, Invitation, and Proxy Statement for our 2023 Annual General Meeting.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis is intended to assist our shareholders in understanding our executive compensation program by providing an overview of our executive compensation-related policies, practices, and decisions for fiscal year 2023. It also explains how we determined the material elements of compensation for our Chief Executive Officer ("CEO"), our Chief Financial Officer ("CFO"), and our other executive officers for fiscal year 2023, and who we refer to as our “Named Executive Officers.” For fiscal year 2023, our Named Executive Officers were:
•Bracken Darrell, President and Chief Executive Officer;
•Charles Boynton, Chief Financial Officer;
•Prakash Arunkundrum, Chief Operating Officer; and
•Samantha Harnett, Chief Legal Officer;
•Nate Olmstead, former Chief Financial Officer;
Mr. Darrell resigned from his position as President and Chief Executive Officer as of June 13, 2023 and Mr. Gecht was appointed to serve as Interim Chief Executive Officer effective June 13, 2023. Mr. Olmstead resigned from his position as Chief Financial Officer, as of February 6, 2023. Mr. Boynton joined the company as Chief Financial Officer effective February 6, 2023.

Executive Summary
The Compensation Committee believes the design of our executive compensation program has met and will continue to meet our goal of providing our executives with market-competitive compensation packages that provide for above-market rewards when Logitech outperforms both our internal goals and the overall market, and limited rewards when Logitech’s performance does not meet these objectives. Overall, our Compensation Committee has developed an executive compensation program that it trusts will provide an incentive to drive the Company’s performance and reward both our shareholders and our executives.
Fiscal Year 2023 Business Highlights
Logitech had a challenging fiscal year 2023, partially due to exogenous factors, that we navigated by transforming and simplifying our company.
•External headwinds included adverse impacts of inflation and a strong dollar, and macroeconomic uncertainties in general, weaker consumer and enterprise spending and purchases taking place during more promotional periods.
•We took decisive action in reducing our operating expenses, which were down nearly $228 million in fiscal year 2023, while continuing to fund research and development.
•Our five-year cumulative total shareholder return for the period April 1, 2018 to March 31, 2023 outperformed the Russell 3000 Index and the SMI Expanded (the 50 companies with the highest capitalization in the Swiss equity market) for the same period. Our shareholder return over the last 5 years was 71% as compared to 51% for the Russell 3000 and 24% for the SMI Expanded
Please see the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report for a more detailed discussion of our fiscal year 2023 financial results.

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COMPENSATION REPORT FOR FISCAL YEAR 2023

Executive Compensation Highlights
Enhancements to Our Compensation Program
In response to our shareholder engagement process (beginning with feedback we received in 2019 as discussed further below), we committed to move all executive officers' equity compensation to 100% PSUs. Due to the requirements and limitations of our Group Management Team Compensation Budget under our Articles of Incorporation and Swiss corporate law, we achieved that in fiscal year 2023.
In the interim we took the following actions:
•In fiscal year 2021, we shifted our CEO's equity compensation to 100% PSUs.
•In fiscal year 2022, we changed the vesting of the service-based restricted stock units ("RSUs") granted to our executive officers (other than the CEO who no longer received RSUs) to 3-year cliff vesting rather than the 4-year annual vesting used in awards granted in fiscal year 2021.
•Beginning in fiscal year 2023, we shifted the equity compensation of our remaining executive officers to 100% PSUs.
Commitment to ESG
Beginning in fiscal year 2022, and continuing through our current fiscal year 2024, we have incorporated an ESG scorecard that counts towards 10% of our annual incentive plan. The ESG scorecard is assessed as a composite based on five dimensions: net carbon reduction, carbon labeling, renewable electricity, design for sustainability principles, and external metric reporting. See 2023 Performance Results and Bonus Decisions below for details of these five dimensions for fiscal year 2023.

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Changes Undertaken Based on Shareholder Feedback
In connection with the design of our long-term incentive program the Compensation Committee incorporated feedback we received from our shareholders beginning in 2019, as described in the table below.

OUR RESPONSE TO SHAREHOLDER FEEDBACK
WHAT WE HEARD	OUR ACTIONS	WHY
Some of our shareholders indicated they prefer that our CEO's long-term incentive awards be performance-based.	Granted our CEO 100% PSUs since fiscal year 2021 and eliminated use of service-based RSUs for our CEO.	To further strengthen the alignment with shareholders' interests and the pay-for-performance connection.
Some of our shareholders indicated they are concerned with the use of service-based long-term incentive awards that vest in less than 3 years or without performance criteria.	Granted our CEO 100% PSUs since fiscal year 2021.

Beginning in fiscal year 2023, all executive officers were granted 100% PSUs and the use of service-based RSUs in the annual grant was eliminated for all executive officers.

	As an interim measure in fiscal year 2022, we granted our executive officers (other than the CEO who did not receive service-based RSUs) 60% PSUs with the remaining 40% granted as service-based RSUs with 3-year cliff-vesting.	To align with our CEO and to further strengthen the alignment with shareholders' interests and the pay-for-performance connection.
Some of our shareholders indicated they prefer one-off or replacement awards to be granted with performance conditions.	As a general practice we do not grant one-off awards without performance conditions. However, we do consider one-off awards when we hire executives to replace forfeited equity from their prior employer as permitted under Swiss corporate law.	As a Swiss company, our compensation practices are in compliance with Swiss corporate law which allows replacement of forfeited compensation on a like-for-like value basis.
Some of our shareholders are concerned that the absolute level of compensation for our CEO is too high.	Each year the Compensation Committee engages compensation consultants to provide information and analysis on our compensation program and to assist them in assessing the levels of overall compensation and each element of compensation for our CEO and other executive officers.	While the compensation levels and pay mix may differ from Swiss standards, the compensation levels of our CEO and other executive officers are in line with the tech market in Silicon Valley, where we compete for executive talent, and with our compensation peer group.

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COMPENSATION REPORT FOR FISCAL YEAR 2023
Summary of Fiscal Year 2023 Compensation Actions
The incentives created by our executive compensation program are designed to drive strong performance and have contributed to our growth and shareholder value creation and demonstrate our commitment to pay-for-performance. Consistent with our strong performance and compensation philosophy, the Compensation Committee took the compensation actions for our executive officers for fiscal year 2023 described in the table below. The equity awards granted to our executive officers in fiscal year 2023 will vest only after satisfaction of performance conditions.

Named Executive Officer	FY 2023 Base Salary Increase from FY 2022	FY 2023 Annual Bonus as a Percentage of Target Bonus	FY 2021-2023 PSU Vesting Level	FY 2023 Annual PSU Awards (Grant Date Approved Value(1))
Bracken Darrell	—%	—%	198%	$7,500,000
Charles Boynton	n/a	13%	n/a	n/a
Prakash Arunkundrum	5%	25%	198%	$1,700,000
Samantha Harnett	11%	25%	198%	$1,700,000
Nate Olmstead	7%	13%	198%	$1,900,000
(1)Reflects equity grant value approved by the Compensation Committee for each executive officer which may differ from the stock awards value reflected in the "Summary Compensation Table for Fiscal Year 2023" below. This Grant Date Approved Value was converted to a number of shares based on the accounting grant date fair value, rounded up to the nearest whole share, to determine the stock awards value.
Emphasis on Performance-Based Compensation
The annual compensation of our executive officers varies from year to year based on our corporate financial and operational results and individual performance. Our executive compensation program emphasizes “variable” performance-based pay over “fixed” pay and seeks to balance short-term and long-term incentives as well as performance-based and service-based incentives.
In fiscal year 2023, the overwhelming majority (90%) of the target total direct compensation of our CEO consisted of performance-based pay, including cash eligible to be earned based on achievement of pre-established performance criteria under our annual bonus plan and performance-based equity awards granted as long-term incentives for which value is based on achievement of pre-established performance criteria. Fixed pay, primarily consisting of base salary, made up only 10% of our CEO’s target total direct compensation in fiscal year 2023.
The following chart shows the percentages of target performance-based pay versus target "fixed" pay and the composition of long-term equity incentives awarded to our CEO for fiscal year 2023:

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This same philosophy was applied to our other executive officers. The following chart shows the percentages of target performance-based pay versus target "fixed" pay for fiscal year 2023:

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Executive Compensation Best Practices
We strive to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. We have the following executive compensation policies and practices in place, including both those that we have implemented to drive performance and those that either prohibit or minimize behaviors that we do not believe serve our shareholders’ long-term interests:

What We Do

✓	Compensation Committee Independence – Our Board of Directors maintains a Compensation Committee comprised solely of independent directors.
✓	Independent Compensation Committee Advisors – The Compensation Committee engages and retains its own independent advisors and reviews their independence annually.
✓
Annual Compensation Review – The Compensation Committee conducts an annual review of our executive compensation philosophy and strategy, including a review of the compensation peer group and other information used for comparative purposes.

✓
Compensation-Related Risk Assessment – The Compensation Committee conducts an annual evaluation of our compensation programs, policies, and practices, to ensure that they are designed to reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have a material adverse impact on the Company.

✓
Emphasize Performance-based Incentive Compensation – The Compensation Committee designs our executive compensation program to use performance-based short-term and long-term incentive compensation awards to align the interests of our executive officers with the interests of our shareholders. Beginning in fiscal year 2023, all executive officers were granted 100% PSUs and the use of service-based RSUs in the annual equity grant was eliminated for all executive officers.

✓
Emphasize Long-Term Equity Compensation – The Compensation Committee uses equity awards to deliver long-term incentive compensation opportunities to our executive officers. These equity awards vest or may be earned over multi-year periods, which better serves our long-term value creation goals and retention objectives.

✓
Limited Executive Perquisites – We generally do not provide perquisites or other personal benefits to our executive officers. The executive officers participate in our health and welfare benefit programs on the same basis as all of our employees.

✓
Stock Ownership Policy – We maintain a stock ownership policy for our directors and executive officers which requires each of them to own a specified amount of our registered shares as a multiple of their base salary or annual board retainer.

✓
Compensation Recovery Policy – We have adopted a policy that provides for the recoupment of bonus and other incentive compensation and equity compensation from our executive officers resulting from fraud or intentional misconduct of an executive officer or if the executive officer knew of the fraud or misconduct. When the final Nasdaq listing standards with respect to no-fault compensation recovery as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) are effective, we will update our policy to reflect those rules.

✓
“Double-Trigger” Change of Control Arrangements in Equity Award Agreements – The post-employment equity compensation arrangements for our executive officers are based on a “double-trigger” arrangement that provides for acceleration of vesting of equity only in the event of (i) a change in control of the Company and (ii) a qualifying termination of employment. As noted below, we do not provide any cash payment related to termination of employment or change of control.

✓
Prohibition on Hedging and Pledging – Under our Insider Trading Policy, we prohibit our executive officers from hedging any Company securities owned by them and from pledging any Company securities owned by them as collateral for a loan.

✓	Succession Planning – Our Board of Directors reviews on an annual basis our succession strategies and plans for our most critical positions.

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What We Do Not Do

✗
No Severance or Change of Control Arrangements – To comply with Swiss corporate law we have no severance or change of control arrangements (other than acceleration of vesting of equity awards as provided in our equity award agreements) for our executive officers.

✗
No Special Retirement Programs – Other than our Section 401(k) plan generally available to all employees in the U.S., we do not offer defined benefit or contribution retirement plans or arrangements for our executive officers.

✗
No Tax “Gross-Ups” or Payments – We do not provide any “gross-ups” or tax payments in connection with any compensation element for our executive officers, other than for our standard relocation benefits. This means we do not provide any excise tax “gross-up” or tax reimbursement in connection with any change of control payments or benefits.

✗	No Unearned Dividends – We do not pay dividends or dividend equivalents on unvested or unearned restricted stock unit or performance-based restricted stock unit awards.
✗	No Stock Option Repricing – We do not reprice options to purchase our registered shares without shareholder approval.
✗	No Stock Option Awards – We do not grant stock option awards to our executive officers.
Say-on-Pay
As required under the U.S. securities laws, Logitech provides our shareholders the ability to periodically cast advisory votes on executive compensation, as reflected in the proposals for our 2023 Annual General Meeting. We remain committed to providing clear and thorough disclosure on our executive compensation practices and actions, and our Compensation Committee will continue to carefully consider the voting results.
Beginning in 2015, in compliance with applicable Swiss regulations, we instituted annual binding shareholder votes on the maximum aggregate compensation amounts for our directors and for members of our Group Management Team consistent with the compensation structure that shareholders approved in amendments to our Articles of Incorporation at our 2014 Annual General Meeting.
At our 2021 Annual General Meeting, shareholders approved a maximum aggregate amount of compensation for the Group Management Team and for the Board of Directors. The total actual compensation amounts paid compared to the amounts approved were as follows:

	Period	Approved Maximum Aggregate Compensation	Actual Aggregate Compensation
Group Management Team (1)	Fiscal year 2023	$24,900,000	$16,378,148
Board of Directors	2021-2022 Board Year	CHF3,400,000	CHF3,234,554
(1)Approved maximum aggregate compensation amount based on four Group Management Team members.
At our 2022 Annual General Meeting, 83% of the votes cast on our annual Say-on-Pay proposal supported the compensation of our named executive officers, 83% approved the aggregate compensation of our Group Management Team for fiscal year 2024 and 98% approved the aggregate compensation for the Board of Directors for the 2022 to 2023 Board Year.

Shareholder Engagement
Logitech’s relationship with its shareholders is a critical part of our company’s success and we have a long tradition of transparency and responsiveness to shareholder perspectives. The Compensation Committee was mindful of shareholder support for our pay-for-performance compensation philosophy in maintaining our general compensation practices and setting fiscal year 2023 compensation for our executive officers. Our CEO and CFO regularly speak with our shareholders about the Company, our performance and strategy and communicate any feedback on our compensation plans back to the Compensation Committee. Our Chairperson of the Board, our Chairperson of the

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Compensation Committee and other members of the Compensation Committee are also periodically involved in shareholder outreach and participated in such discussions in fiscal year 2022. The Compensation Committee considers this feedback when designing our compensation programs and making compensation decisions.

In response to investor feedback since 2019, we have:
▪Continued to structure our compensation program to support a strong pay-for-performance alignment;
▪Changed the mix of long-term equity awards for our CEO to 100% PSUs with three-year cliff vesting beginning with fiscal year 2021;
▪Changed the mix of long-term equity awards for the rest of our executive officers to 100% PSUs with three-year cliff vesting beginning with fiscal year 2023;
▪As an interim measure, changed the vesting of service-based RSUs granted to our executive officers in fiscal year 2022 (other than the CEO who did not receive service-based RSUs) to 3-year cliff vesting; and
▪Added a strategic ESG component to our annual incentive plan in fiscal year 2022.
In fiscal year 2023 we reached out to our top 20 institutional shareholders, representing over one-third of our outstanding shares. Following the changes we instituted in the prior years following shareholder feedback, we did not receive further compensation topics to address.
We will continue to engage with our shareholders to gain valuable insights into the governance and compensation issues about which they care most and consider the results from this year’s and future advisory and binding votes on executive compensation.
For more information regarding our annual Say-on-Pay proposal for fiscal year 2023 and our binding votes on aggregate compensation, see Proposal 2 – Advisory Vote to Approve Executive Compensation, Proposal 11 – Approval of Compensation for the Board of Directors for the 2023 to 2024 Board Year and Proposal 12 – Approval of Compensation for the Group Management Team for Fiscal Year 2025.

Compensation Philosophy and Guiding Principles
We have designed our executive compensation program to:
•Provide compensation sufficient to attract and retain the level of talent needed to create and manage an innovative, high-growth, global company in highly competitive and rapidly evolving markets;
•Support a performance-oriented culture;
•Place most of total compensation at risk based on the Company’s performance, while maintaining controls over inappropriate risk-taking by factoring in both annual and long-term performance;
•Provide a balance between short-term and long-term objectives and results;
•Align executive compensation with shareholders’ interests by tying a significant portion of compensation to increasing share value; and
•Reflect the executive’s role and past performance through base salary and short-term cash incentives, and his or her potential for future contribution through long-term equity incentive awards.
However, while compensation is a central part of attracting, retaining, and motivating the best executives and employees, we believe it is not the sole or exclusive reason why exceptional executives or employees choose to join and stay at Logitech, or why they work hard to achieve results for our shareholders and other stakeholders. In this regard, both the Compensation Committee and management believe that providing a working environment and opportunities in which executives and employees can develop, express their individual potential, and make a difference are also a key part of Logitech’s success in attracting, motivating, and retaining executives and employees.
The Compensation Committee periodically reviews and analyzes market trends and the prevalence of various compensation delivery vehicles and adjusts the design and operation of our executive compensation program from time

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to time as it deems necessary or appropriate. In designing and implementing the various elements of our executive compensation program, the Compensation Committee considers market and industry practices, as well as our compensation structure’s tax efficiency and its impact on our financial condition. While the Compensation Committee considers all of these factors in its deliberations, it places no formal weighting on any one factor.
The Compensation Committee evaluates our compensation philosophy and program objectives on an annual basis or more frequently as circumstances require.

Compensation-Setting Process
Role of the Compensation Committee
The Compensation Committee, among its other responsibilities, establishes our overall compensation philosophy and reviews and approves our executive compensation program, including the specific compensation of our executive officers. The Compensation Committee has the authority to retain compensation consultants and other advisors, including legal counsel, to assist in carrying out its responsibilities. The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually and updated as warranted. The charter is available on our Company website at http://ir.logitech.com.
While the Compensation Committee determines our overall compensation philosophy and approves the compensation of our executive officers, it considers the recommendations of its compensation consultants and other advisors, as well as our CEO, our CFO, our head of People & Culture, and our compensation department. The Compensation Committee makes all final decisions regarding executive compensation, including base salary levels, target annual cash bonus opportunities, actual cash bonus payments, and long-term incentives in the form of equity awards. The Compensation Committee meets on a regularly-scheduled basis and at other times as needed. The Compensation Committee periodically reviews compensation matters with our Board of Directors. The Chairperson of the Compensation Committee reports to the Board of Directors on the activities of the Compensation Committee at quarterly board meetings, and the minutes of the Compensation Committee meetings are available to the members of the Board of Directors.
Before the beginning of each fiscal year, the Compensation Committee reviews our executive compensation program to assess whether our compensation elements, actions, and decisions (i) are properly coordinated, (ii) are aligned with our vision, mission, values, and corporate goals, (iii) provide appropriate short-term and long-term incentives for our executive officers, (iv) achieve their intended purposes, and (v) are competitive with the compensation of executives in comparable positions at the companies with which we compete for executive talent. Following this assessment, the Compensation Committee makes any necessary or appropriate modifications to our existing plans and arrangements or adopts new plans or arrangements.

The Compensation Committee also conducts an annual review of our executive compensation strategy to ensure that it is appropriately aligned with our business strategy and achieving our desired objectives. Further, the Compensation Committee reviews market trends and changes in competitive compensation practices, as further described below.
The factors considered by the Compensation Committee in determining the compensation of our executive officers for fiscal year 2023 included:
•Each individual executive’s performance and their contribution to a high-performing leadership team;
•Each individual executive’s skills, experience, qualifications and marketability;
•The Company’s performance against financial goals and objectives;
•The Company’s performance relative to both industry competitors and its compensation peer group;
•The positioning of the amount of each executive’s compensation in a ranking of peer compensation;
•The compensation practices of the Company’s peer group;
•The alignment to shareholder interests;
•Balancing the compensation requirements and practices of a dual listed Swiss multinational technology company;
•Maintaining a diverse and inclusive environment that provides a competitive edge through varied insights; and

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•The recommendations of our CEO (except with respect to his own compensation) as described below.
The Compensation Committee did not weigh these factors in any predetermined or formulaic manner in making its decisions. The members of the Compensation Committee considered this information in light of their individual experience, knowledge of the Company, knowledge of each executive officer, knowledge of the competitive market, and business judgment in making their decisions regarding executive compensation and our executive compensation program.
As part of this process, our Chairperson of the Board works closely with the Compensation Committee in determining the compensation of our CEO. The non-employee members of the Board of Directors evaluate the performance of our CEO each year and the Compensation Committee incorporates that evaluation in its decisions regarding their base salary adjustments, target annual cash bonus opportunities, actual cash bonus payments, and long-term incentives in the form of equity awards. None of our officers, including our CEO, is present during any of the decision making regarding his or her own compensation.
Role of our CEO
Our CEO works closely with the Compensation Committee in determining the compensation of our other executive officers. Typically, our CEO works with the Compensation Committee to recommend the structure of the annual bonus plan, to identify and develop corporate performance objectives for such plan, and to evaluate actual performance against the selected measures. Our CEO also works with the Compensation Committee to determine the appropriate form and performance goals for our equity compensation program.
At the beginning of each year, our CEO reviews the prior year’s performance of our executive officers who report to him and then makes recommendations to the Compensation Committee for each element of compensation. Using his evaluation of each executive officer’s performance and taking into consideration historical compensation awards to our executive officers and our corporate performance during the preceding year, these recommendations cover base salary adjustments, target annual cash bonus opportunities, actual bonus payments, and long-term incentives in the form of equity awards for each of our executive officers (other than himself) based on our results, the individual executive officer’s contribution to these results, and the executive officer’s performance toward achieving the executive officer’s individual performance goals. The Compensation Committee then reviews these recommendations and makes decisions as to the target total direct compensation of each executive officer, as well as each individual compensation element.

While the Compensation Committee considers our CEO’s recommendations, as well as the competitive market analysis prepared by its compensation consultants, these recommendations and market data serve as only two of several factors in making its decisions with respect to the compensation of our executive officers. Ultimately, the Compensation Committee applies its own business judgment and experience to determine the individual compensation elements and amount of each element for our executive officers. Moreover, no executive officer participates in the determination of the amounts or elements of his or her own compensation.
Role of Compensation Consultants
Pursuant to its charter, the Compensation Committee has the authority to engage its own compensation consultants and other advisors, including legal counsel, as it determines in its sole discretion, to assist in carrying out its responsibilities. The Compensation Committee makes all determinations regarding the engagement, fees, and services of these advisors, and any such advisor reports directly to the Compensation Committee. The Compensation Committee may replace its compensation consultants or hire additional advisors at any time.
In fiscal year 2023, pursuant to this authority, the Compensation Committee engaged Compensia, Inc., a U.S. compensation consulting firm, and PwC Switzerland (which acquired in fiscal year 2022 the Swiss compensation consulting firm that our Compensation Committee historically used). The Compensation Committee engages compensation consultants to provide information, analysis, and other assistance relating to our executive compensation program on an ongoing basis. The nature and scope of the services provided to the Compensation Committee by the independent compensation consultants in fiscal year 2023 were as follows:
•reviewed and recommended updates to the compensation peer group;
•provided advice with respect to compensation best practices and market trends for executive officers and members of our Board of Directors;

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•conducted an analysis of the levels of overall compensation and each element of compensation for our executive officers;
•conducted an analysis of the levels of overall compensation and each element of compensation for the members of our Board of Directors;
•conducted a compensation risk assessment;
•assisted in our equity compensation strategy; and
•provided legislative updates and ad hoc advice and support on compensation matters throughout the year.
The independent compensation consultants attend Compensation Committee meetings regularly and as requested and also communicate with the Compensation Committee outside of meetings. The compensation consultants report to the Compensation Committee rather than to management, although they typically meet with members of management, including our CEO and members of our executive compensation staff, for purposes of understanding proposals that management may make to the Compensation Committee.
The Compensation Committee has assessed the independence of the compensation consultants taking into account, among other things, the six independence-related factors as set forth in Exchange Act Rule 10C-1 issued by the SEC under the Dodd–Frank Wall Street Reform and Consumer Protection Act and the enhanced independence standards and factors set forth in the applicable listing standards of the Nasdaq Stock Market, and has concluded that its relationship with each independent compensation consultant and the work of each of them on behalf of the Compensation Committee has not raised any conflict of interest. In addition to the services mentioned above, Compensia has not provided any other services to us and has not received compensation other than with respect to the services described above. PwC provided accounting consulting services to the Company and received total fees less than $120,000 for such additional services during our fiscal year 2023.

Compensation Peer Group
As part of its deliberations, the Compensation Committee considers competitive market data on executive compensation levels and practices and a related analysis of such data. This data is drawn from a select group of peer companies developed by the Compensation Committee, as well as compensation survey data.
For fiscal year 2023, at the direction of the Compensation Committee, Compensia evaluated the existing compensation peer group and used the criteria set forth in the following table to objectively identify companies for inclusion in the group:

Criteria	Rationale
Industry	We compete for talent with companies in the following industries: • Technology • Consumer Products
Financial Scope	Our executive officer compensation should be similar to senior managers at companies that have comparable financial characteristics including revenue and market capitalization.
Other Factors
As appropriate, we utilize additional refinement criteria (objective or subjective) such as revenue growth, profitability, valuation, headcount, or business model.
U.S. publicly traded companies. Although we are a Swiss company, we compete for executive management talent with technology companies in the United States, and particularly in the high-technology area of Silicon Valley.

Based on these criteria, the Compensation Committee selected the following peer group of 20 publicly-traded companies, which it subsequently approved and then used as a reference when making compensation decisions with respect to setting compensation for fiscal year 2023:

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Arista Networks	Juniper Networks	Sensata Technologies
Ciena	Keysight Technologies	Skyworks Solutions
Citrix Systems	NCR	Teradyne
Electronic Arts	NetApp	Trimble Navigation Limited
F5 Networks	Nuance Communications	Vertiv Holdings
Garmin Ltd.	Pure Storage	Zebra Technologies Corporation
Hubbell	Qorvo

Cadence, Synopsys and Marvell Technology were removed from our peer group because they no longer fell within the selection criteria for market capitalization. FLIR Systems was removed because it was acquired. These companies were replaced by Hubbell, NCR, Sensata Technologies and Vertiv Holdings because they were better aligned with our selection criteria.

The following table sets forth the revenue and market capitalization of the fiscal year 2023 compensation peer group as of January 2022 as compared to the same data for Logitech:

(in millions)	Revenue	Market Capitalization
75th Percentile	$4,984	$25,128
50th Percentile	$4,527	$16,850
25th Percentile	$3,466	$10,945
Logitech	$5,787	$13,667
Percentile Rank	87%	41%
The table reflects available revenue information for four quarters as of January 28, 2022 and 30-day average market capitalization as of January 28, 2022, as provided by Compensia.

The market analysis provided by Compensia, and considered by the Compensation Committee in its review of our executive officers’ compensation, compares Logitech to multiple sources of data: the compensation peer group described above and a broad custom survey of similarly sized technology companies. The broad technology survey data, which is necessary to provide market data where we do not have publicly disclosed information from our peers, consists of 60 companies that participated in the Radford Global Technology Survey with comparable revenue and market profile to the compensation peer group.
The Compensation Committee believes that information regarding the compensation practices at other companies is useful in at least two respects. First, the Compensation Committee recognizes that our compensation policies and practices must be competitive in the marketplace. Second, this information is useful in assessing the reasonableness and appropriateness of individual executive compensation elements and of our overall executive compensation packages. This information is only one of several factors (as described above) that the Compensation Committee considers, however, in making its decisions with respect to the compensation of our executive officers.

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Compensation Elements
The three primary elements of our executive compensation programs are (1) base salary, (2) annual cash bonus opportunities, and (3) long-term incentives in the form of equity awards, as described below:

	Base Salary	Annual cash bonuses	Long-term incentives/equity awards
What this compensation element rewards	Individual performance, level of experience, and contributions.	Achievement of pre-established short-term corporate performance objectives, as well as management objectives and individual contributions.	Achievement of pre-established corporate performance objectives designed to enhance long-term shareholder value and attract, retain, motivate, and reward executive officers over extended periods for achieving important corporate objectives.

Purpose and Key Features of Element	Provides competitive level of fixed compensation determined by the market value of the position, with actual base salaries established based on the facts and circumstances of each executive officer and each individual position.
Performance levels are established to motivate our executive officers to achieve or exceed performance objectives.

For fiscal year 2023, payouts for corporate performance objectives could range from 0% to 200%, depending on actual achievement.
Provide a variable “at risk” pay opportunity that aligns executive and shareholder interests through annual equity awards that vest or are earned over multiple years.

Because the ultimate value of these equity awards is directly related to the market price of our registered shares, and the awards are only earned over an extended period of time subject to vesting, they serve to focus executives on the creation and maintenance of long-term shareholder value.

Vesting requirements promote retention.
Form of Payment	Cash	Cash	Our CEO receives 100% PSUs with vesting following a three-year performance period. Beginning fiscal year 2023, all of our NEOs received 100% PSUs and received no service-based RSUs.
Performance Measures	45% Revenue (constant currency) 45% Non-GAAP Operating Income 10% ESG Scorecard	Primary Metric: three-year weighted average Revenue growth (constant currency)

Modifier: three-year relative Total Shareholder Return ("TSR") versus Russell 3000

Gate: three-year cumulative Non-GAAP Operating Income

Each of these compensation elements is discussed in greater detail below, including a description of the particular element, how each element fits into our overall executive compensation program, and a discussion of the amounts of compensation paid to our executive officers in fiscal year 2023 under each of these elements. Our executive officers also participate in the standard employee benefit plans available to most of our employees.

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Base Salary
We believe that a competitive base salary is a necessary element of our executive compensation program, so that we can attract and retain a stable management team. Base salaries for our executive officers are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as equitable across the executive team.
Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, competitive and market considerations, and the base salaries of our other executive officers.
Thereafter, the Compensation Committee reviews the base salaries of our executive officers annually and makes adjustments to base salaries as it determines to be necessary or appropriate.
In fiscal year 2023, the Compensation Committee reviewed the base salaries of our executive officers, taking into consideration a competitive market analysis performed by Compensia, the scope of each executive officer’s role and contribution to performance, and the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described above. Following this review, the Compensation Committee adjusted the salary of Messrs. Arunkundrum and Olmstead and Ms. Harnett to remain competitive with our peer group.
The base salaries of our executive officers for fiscal year 2023 were as follows:

Named Executive Officer	Fiscal Year 2023 Base Salary	Fiscal Year 2022 Base Salary	Percentage Adjustment
Bracken Darrell	$1,000,000	$1,000,000	—%
Charles Boynton	$600,000	n/a	n/a
Prakash Arunkundrum	$525,000	$500,000	5%
Samantha Harnett	$525,000	$475,000	11%
Nate Olmstead	$560,000	$525,000	7%

The base salaries of our executive officers during fiscal year 2023 are set forth in the “Summary Compensation Table for Fiscal Year 2023” below.
Annual Cash Bonuses
We use annual bonuses to motivate our executive officers to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals. Consistent with our executive compensation philosophy, these annual bonuses are intended to help us to deliver a competitive total compensation opportunity to our executive officers. Annual cash bonuses are entirely performance-based, are not guaranteed, and may vary materially from year-to-year.
Typically, the Compensation Committee establishes cash bonus opportunities pursuant to a formal cash bonus plan that measures and rewards our executive officers for our actual corporate and their individual performance over our fiscal year. The cash bonus plan is designed to pay above-target bonuses when we exceed our annual corporate objectives and below-target bonuses or no bonus when we do not achieve these objectives.
In fiscal year 2023, the Compensation Committee determined cash bonus opportunities for our executive officers pursuant to the cash bonus plan for fiscal year 2023 under the Logitech Management Performance Bonus Plan (the “Bonus Plan”). Under the Bonus Plan, the Compensation Committee had the authority to select the performance measures and related target levels applicable to the annual cash bonus opportunities for our executive officers.

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For fiscal year 2023, the target annual cash bonus opportunities for each of our executive officers under the Bonus Plan, expressed as a percentage of his or her annual base salary, were as follows (with Mr. Boynton’s actual opportunity pro-rated based on his length of service during the fiscal year):

Named Executive Officer	Annual Base Salary	Target Bonus Opportunity (as a percentage of base salary)	Target Bonus Opportunity ($)
Bracken Darrell	$1,000,000	125%	$1,250,000
Charles Boynton	$600,000	90%	$540,000
Prakash Arunkundrum	$525,000	80%	$420,000
Samantha Harnett	$525,000	80%	$420,000
Nate Olmstead	$560,000	80%	$448,000
In setting the amount of the target annual cash bonus opportunities, the Compensation Committee takes into account competitive market data, the individual’s role and contribution to performance, as well as the other factors described above.
Corporate Performance Objectives
For purposes of the Bonus Plan, the Compensation Committee continued to use Revenue (constant currency) and Non-GAAP Operating Income as corporate performance measures for fiscal year 2023. The Compensation Committee believed these performance measures were appropriate for our business because they provided a balance between growing our business, generating revenue, managing our expenses, and increasing profitability, which it believes most directly influences long-term shareholder value. The Compensation Committee established target performance levels for each of these measures at levels that it believed to be challenging, but attainable, through the successful execution of our Board-approved annual operating plan.
Beginning in fiscal year 2022, we have incorporated an ESG scorecard that will be assessed as a composite based on five metrics: net carbon reduction, labeling the carbon footprint of our products, renewable electricity, design for sustainability principles, and external metric reporting.
For purposes of the Bonus Plan, the corporate performance measures and their weightings were to be calculated as follows:

45% REVENUE (CC)
Net Sales measured in “constant currency” (CC), which excludes the impact of currency exchange rate fluctuations. The target constant currency sales are calculated by translating sales in each local currency at the forecast exchange rate for that currency at the beginning of the performance period. The actual revenue in the performance period is translated in each local currency using the same forecast exchange rate to determine the performance achievement against the performance target. For additional information regarding “constant currency” sales, please refer to the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report.

45% NON-GAAP OPERATING INCOME
GAAP Operating Income from continuing operations, excluding share-based compensation expense, amortization and impairment of intangible assets, purchase accounting effect on inventory, acquisition-related costs, change in fair value of contingent consideration for business acquisition, restructuring charges (credits), gain (loss) on investment, investigation and related expenses, pension curtailment losses (gains), non-GAAP income tax adjustment and other items.

10% ESG SCORECARD	A composite ESG metric based on five metrics: net carbon reduction, carbon labeling of our products, renewable electricity, design for sustainability principles, and external metric reporting.
For any bonus payment to be made under the fiscal year 2023 Bonus Plan, the threshold performance requirements had to be met for each of the corporate performance measures. For the financial metrics, in the event of actual performance between the threshold and target, and target and maximum performance levels, the payment amount was to be calculated ratably between each designated segment determined by straight-line interpolation. The ESG

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scorecard is assessed by the Compensation Committee against pre-determined standards for each item and a composite score is determined between 0% and 200%.
Individual Performance
In addition to the corporate performance objectives, the result earned under the corporate performance objectives can be adjusted up or down by 25 percentage points for our executive officers, other than our CEO, based on each executive officer’s individual performance and other factors including diversity, equity and inclusion as reviewed and assessed by our CEO and determined by the Compensation Committee.
2023 Performance Results and Bonus Decisions
For fiscal year 2023, the Compensation Committee established the following threshold, target and maximum performance and payment levels for each of the corporate performance measures under the Bonus Plan and determined that our actual achievement with respect to the corporate financial objectives under the Bonus Plan was as follows:

Fiscal Year 2023 Annual Incentive Plan
Measure	Weight	Threshold	Target	Maximum	Actual
Revenue CC	45%	$5,040M	$5,570M	$5,836M	$4,718M
Performance Level		90%	100%	105%	85%
Payment Level		25%	100%	200%	0%
Non-GAAP Operating Income	45%	$757M	$865M	$973M	$594M
Performance Level		88%	100%	113%	69%
Payment Level		50%	100%	200%	0%
ESG Scorecard	10%	50%	100%	200%	133%
Overall Result					13%
The actual achievement under the Bonus Plan produced a funding percentage, based on the corporate performance measures, at a 13% level.
Based on its review of our overall corporate performance, and taking into account the CEO’s recommendations with respect to individual performance for the executive officers, other than himself, the Compensation Committee approved bonus payments as follows for our executive officers for fiscal year 2023:

Named Executive Officer	Target Annual Cash Bonus Opportunity	Actual Annual Cash Bonus Payment	Percentage of Target Annual Cash Bonus Opportunity
Bracken Darrell	$1,250,000	$—	—%
Charles Boynton	$540,000	$10,386	13%
Prakash Arunkundrum	$420,000	$105,000	25%
Samantha Harnett	$420,000	$105,000	25%
Nate Olmstead	$448,000	$58,240	13%
The Compensation Committee determined that the bonus amounts reflected the decline in our results during fiscal year 2023 and the resilience of our performance against our ESG scorecard.
•Mr. Darrell opted to receive no bonus.
•Mr. Boynton’s bonus of $10,386 reflected our corporate funding percentage of 13% and was a prorated amount based on his start date. The target cash bonus opportunity indicated is an annualized amount.
•Mr. Arunkundrum’s bonus of $105,000 reflected his continued success in driving the Company’s ESG priorities both in environmental sustainability and cost management.

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•Ms. Harnett's bonus of $105,000 reflected her increasing levels of responsibility throughout the year including major projects in strategy and board meeting process improvements.
•Mr. Olmstead’s bonus of $58,240 reflected the corporate funding percentage of 13%.

The annual cash bonuses paid to our executive officers for fiscal year 2023 are set forth in the “Summary Compensation Table for Fiscal Year 2023” below.
Long-Term Incentive Compensation
We use long-term incentive compensation in the form of equity awards to motivate our executive officers by providing them with the opportunity to build an equity interest in the Company and to share in the potential appreciation of the value of our registered shares. We use PSU awards that may be settled for our registered shares as the principal vehicle for delivering long-term incentive compensation opportunities to our executive officers. Fiscal year 2022 was the last year we granted service-based RSUs to our executive officers; our CEO has received 100% PSUs since fiscal year 2021.
The Compensation Committee views equity awards, whether the awards are subject to service-based vesting requirements or are to be earned based on the attainment of specific performance objectives, as inherently variable since the grant date fair value of these awards may not necessarily be indicative of their value when, and if, our registered shares underlying these awards are ever earned or vested. The Compensation Committee further believes these awards enable us to attract and retain key talent in our industry and align our executive officers’ interests with the long-term interests of our shareholders. The Compensation Committee primarily uses PSUs and historically used service-based RSUs because they are less dilutive than stock options.
In fiscal year 2023, the Compensation Committee approved equity awards for our executive officers in recognition of our financial results and each executive officer’s individual performance for fiscal year 2022 and expected future contributions. In determining the amount of each executive officer’s equity award, the Compensation Committee took into consideration the factors described above. The Compensation Committee considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on shareholder value. The Compensation Committee also considered the existing equity holdings of each executive officer, including the current economic value of their unvested equity awards and the ability of these unvested holdings to satisfy our retention objectives.
The equity awards granted to our executive officers in fiscal year 2023 were as follows:

	Performance Share Units
Named Executive Officer	Number of Shares	Grant Date Approved Value(1)
Bracken Darrell	102,390	$7,500,000
Charles Boynton	n/a	n/a
Prakash Arunkundrum	23,209	$1,700,000
Samantha Harnett	23,209	$1,700,000
Nate Olmstead	25,939	$1,900,000
(1)Reflects equity grant value approved by the Compensation Committee for each executive officer which may differ from the stock awards value reflected in the "Summary Compensation Table for Fiscal Year 2023" below. This Grant Date Approved Value was converted to a number of shares based on the accounting grant date fair value, rounded up to the nearest whole share, to determine the stock awards value.
The equity award granted to our CEO in fiscal year 2022 was composed of 100% PSUs and the equity awards for our other executive officers in fiscal year 2022 were composed of 60% PSUs and 40% service-based RSUs that may be settled for our registered shares. In fiscal year 2023, we shifted to 100% PSUs for all executive officers.

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Performance-Based Units
The target number of PSU awards granted to our executive officers in fiscal year 2023 is determined at the beginning of a three-year performance period and the number of shares that will vest at the end of the three-year period will range from 0% to 200% of the target number of shares depending on our corporate performance, as measured by:

PRIMARY METRIC Three-year weighted average Revenue growth measured in constant currency.

MODIFIER

Logitech's relative TSR rank against the Russell 3000 over the three-year performance period.

•Reduces the vesting level if our TSR is below the median.
•Enhances the vesting level if our TSR exceeds the median.
GATE Requires achievement of a minimum level of cumulative Non-GAAP Operating Income over the three-year performance period for any award to vest.
The total number of shares that may vest at the end of the three-year period is capped at 200% of the target number of shares.
The Compensation Committee believes that measuring our performance with multiple metrics provides a more complete picture of our performance. The Compensation Committee believes the primary metric of weighted average Revenue growth (constant currency) will motivate top-line performance while the Non-GAAP Operating Income "gate" provides balance on bottom-line operational rigor. The modifying metric of relative TSR is well aligned to shareholders' interest as it focuses on relative share performance against other companies in the Russell 3000 index.
For purposes of the PSUs, relative TSR reflects (i) the aggregate change in the 30-day average closing price of Logitech shares against the companies in the Russell 3000 (the "TSR Peer Group"), and (ii) the value (if any) returned to shareholders in the form of dividends or similar distributions, assumed to be reinvested in shares when paid, each at the beginning and the end of a three-year performance period. The Compensation Committee changed the TSR Peer Group from the Nasdaq 100 to the Russell 3000 for grants made starting in fiscal year 2021 to provide a more appropriate broad-based index to compare Logitech performance against the whole market rather than a larger cap index like the Nasdaq 100 of which Logitech is not a member.
The vested percentage attributable to weighted average Revenue growth (constant currency) and a TSR Percentile Rank between Threshold and Target, or between Target and Maximum, is determined by straight-line interpolation.

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PSUs Vesting in Fiscal Year 2023
The PSUs granted in June 2020 completed the three-year measurement period on March 31, 2023 and vested on May 15, 2023 at 198% of target.

Fiscal Years 2021-2023 PSUs (granted June 15, 2020 and vested May 15, 2023)
Measure	Threshold	Target	Maximum	Actual
Primary Metric:
3-Year Weighted Average Revenue Growth (CC)	0%	5%	9%	23.0%
Vesting Level	0%	100%	200%	200%
Modifier:
3-Year relative TSR vs Russell 3000 (percentile rank)	25th and below	50th	75th and above	48th
Modifier Factor on Vesting Level Achieved Under Primary Metric	-20%	No Adjustment	+20%	-1%
Gate:
3-Year cumulative Non-GAAP Operating Income		$1,056M		$2,765M
Overall Result (capped at 200%)				198%
Our average stock price at the beginning of the period was $39.92 and our ending average stock price was $56.34 (assuming dividends were reinvested). Therefore, our TSR over the performance period from April 1, 2020 through March 31, 2023 was 41.1% and our stock performed at the 48th percentile relative to the companies in the Russell 3000, which resulted in a modifier of -1%.
Restricted Stock Unit Awards
The service-based RSU awards granted to our executive officers (other than our CEO) in fiscal year 2022 were subject to a service-based vesting requirement and have a three-year cliff vesting period (this means that all the shares subject to the RSU will vest at the end of the three-year vesting period), based on the continued service of the executive officer on the vesting date.
The equity awards granted to our executive officers in fiscal year 2023 are set forth in the “Summary Compensation Table for Fiscal Year 2023” and the “Grants of Plan-Based Awards Table for Fiscal Year 2023” below.
Welfare and Health Benefits
We maintain a tax-qualified retirement plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), for our employees in the U.S., including our executive officers, that provides them with an opportunity to save for retirement on a tax-advantaged basis. We intend for this plan to qualify under Sections 401(a) and 501(a) of the Code so that contributions by employees to the plan, and income earned on plan contributions, are not taxable to employees until distributed from the plan. In addition, all contributions are deductible by us when made.
All participants’ interests in their deferrals are 100% vested when contributed under the plan. In fiscal year 2023, we made matching contributions into the Section 401(k) plan for our employees, including our executive officers. Under the plan, pre-tax contributions are allocated to each participant’s individual account and then invested in selected investment alternatives according to the participants’ directions.
In addition, we provide other benefits to our executive officers on the same basis as all of our full-time employees. These benefits include health, dental and vision benefits, health and dependent care flexible spending accounts, wellness programs, short-term and long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. We provide vacation and other paid holidays to all employees, including our executive officers. We also offer our employees the opportunity to participate in the Logitech Employee Share Purchase Plans.
We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based on regular monitoring of applicable laws and practices, the competitive market and our employees’ needs.

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Deferred Compensation Plan
Eligible employees, including our executive officers based in the U.S., may also participate in the Logitech Inc. Deferred Compensation Plan, which are unfunded and unsecured plans that allow employees of Logitech Inc., the Logitech subsidiary in the United States, who earn more than a threshold amount the opportunity to defer U.S. taxes on up to 80% of their base salary and up to 90% of their bonus or commission compensation.
Under the plan, compensation may be deferred until termination of employment or other specified dates chosen by the participants, and deferred amounts are credited with earnings based on investment benchmarks chosen by the participants from a number of mutual funds selected by Logitech Inc.’s 401(k) and Deferred Compensation Committee. The earnings credited to the participants are intended to be funded solely by the plan investments. Logitech does not make contributions to this plan. Information regarding executive officer participation in the deferred compensation plans can be found in the “Non-Qualified Deferred Compensation Table for Fiscal Year 2023” below.
Because the executive officers do not receive preferential or above-market rates of return under the deferred compensation plan, earnings under the plan are not included in the "Summary Compensation Table for Fiscal Year 2023", but are included in the “Non-Qualified Deferred Compensation Table for Fiscal Year 2023” below.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, Logitech’s executive officer benefit programs are substantially the same as for all other eligible employees. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements
We have extended written employment agreements or offer letters or both to each of our executive officers, including our CEO and our other executive officers. Each of these arrangements was approved on our behalf by our Board of Directors or the Compensation Committee, as applicable. We believe that these arrangements were appropriate to induce these individuals to forego other employment opportunities or leave their current employer for the uncertainty of a demanding position in a new and unfamiliar organization.
In filling these executive positions, our Board of Directors or the Compensation Committee, as applicable, was aware that it would be necessary to recruit or retain candidates with the requisite experience and skills to manage a growing business in a dynamic environment.
Accordingly, it recognized that it would need to develop competitive compensation packages to attract or retain qualified candidates in a highly competitive labor market. At the same time, our Board of Directors or the Compensation Committee, as applicable, was sensitive to the need to integrate new executive officers into the executive compensation structure that it was seeking to develop, balancing both competitive and internal equity considerations.
Each of these employment arrangements provides for “at will” employment and sets forth the initial compensation arrangements for the executive officer, including an initial base salary, a target annual cash bonus opportunity, and, in some instances, a recommendation for an equity award.

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Post-Employment Compensation
In 2015, to comply with applicable Swiss regulations, we eliminated all change of control and severance arrangements with our executive officers, including all members of our Group Management Team. However, the Company continues to provide “double trigger” change of control equity vesting acceleration arrangements in equity award agreements. Starting in 2015, the "double-trigger" acceleration of vesting in equity award agreements only applied to service-based vesting. Given the move over the past couple years to provide all of our executive officers with only performance-based equity awards, the fact that those equity awards represent approximately 80% or more of total compensation, and potential difficulty of translating performance metrics following a change of control, we recently provided for conversion of PSUs to service-based RSUs following a change of control and pro-rated acceleration of vesting of those converted awards upon a "double trigger" following the change of control.
The purpose of the Change of Control provisions in equity award agreements is to support retention in the event of a prospective change of control. The RSU and PSU award agreements for our executive officers generally provide for the acceleration of vesting of the service-based RSUs and PSUs subject to the award agreements if the executive officer is subject to an involuntary termination within 12 months after a change of control because his or her employment is terminated without cause or the executive resigns for good reason (a “double trigger”).
In the event of a Change of Control:
•At the time of the change of control, prior to the involuntary termination, the PSU would be converted into service-based RSUs that would continue to vest for the duration of the original vesting period with the number of shares based on the attainment of actual performance as determined by the Compensation Committee.
In the event of an involuntary termination within 12 months after a change of control:
•The vesting of service-based RSUs originally subject to service-based vesting would accelerate in full.
•The vesting of converted PSUs would accelerate such that the executive officer would receive a prorated number of shares based on their length of service during the performance period.
To determine the level of acceleration of equity awards that may be provided in connection with a change of control, the Compensation Committee considered the requirements of applicable Swiss regulations the impact on shareholders, and market practices.
Logitech does not provide any payments to reimburse its executive officers for additional taxes incurred (also known as “gross-ups”) in connection with a change of control.
For a summary of the post-employment compensation arrangements with our executive officers, see “Payments upon Termination or Change in Control” below.

Other Compensation Policies
Stock Ownership Policy
We believe that stock ownership by our directors and executive officers is important to link the risks and rewards inherent in stock ownership of these individuals and our shareholders. The Compensation Committee has adopted a stock ownership policy that requires our executive officers to own a minimum number of our registered shares. These mandatory ownership levels are intended to create a clear standard that ties a portion of these individuals’ net worth to the performance of our stock price. The current ownership levels are as follows:

Named Executive Officer	Minimum Required Level of Stock Ownership
Chief Executive Officer	5x Base Salary
Chief Financial Officer	3x Base Salary
Other Executive Officers	2x Base Salary

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Equity interests that count toward the satisfaction of the ownership guidelines include only shares owned outright by the executive officer. Newly hired or promoted executives have five years from the date of the commencement of their appointment to attain these ownership levels. If an executive officer does not meet the applicable ownership guideline by the end of the five-year period or is below the guideline at any time after the five-year period, the CEO must hold 100% of his or her after-tax shares resulting from equity incentive awards until the guideline is reached, and all other executive officers must hold at least 50% of the after-tax shares resulting from equity incentive awards until the guideline is reached. In addition, if an executive officer does not meet the applicable guideline by the end of the five-year period or is below the guideline at any time after the five-year period, the executive officer will have 50% of the after-tax value of any earned bonuses under the Leadership Team Bonus Program paid in fully vested Logitech shares. After reaching the stock ownership guideline and then falling below the guideline solely as a result of Logitech's stock price dropping, the executive officer will have until the later of the original five-year period or up to two years from falling below the guideline to return to compliance with the guideline. Our CEO and each of our other executive officers have either currently satisfied his or her required stock ownership level or have remaining time to achieve the required levels of ownership.
Additionally, we have instituted stock ownership guidelines for our non-employee directors. For information regarding these guidelines, see the section entitled “Security Ownership - Share Ownership Guidelines” above.
Compensation Recovery Policy
In June 2010, the Compensation Committee adopted a policy regarding the recovery of compensation paid to an executive officer or the principal accounting officer of the Company (a “clawback”). Under the terms of the policy we may recover bonus amounts, equity awards or other incentive compensation awarded or paid within the prior three years to a covered officer if the Compensation Committee determines the compensation was based on any performance goals that were met or exceeded as a result, in whole or in part, of the officer’s fraud or misconduct, or the officer knew at the time of the existence of fraud or misconduct that resulted in performance goals being met or exceeded, and a lower amount would otherwise have been awarded or paid to the officer. In addition, under the policy Logitech may recover gains realized on the exercise of stock options or on the sale of vested shares by an executive officer or the principal accounting officer if, within three years after the date of the gains or sales, Logitech discloses the need for a significant financial restatement, other than a financial restatement solely because of revisions to U.S. GAAP, and the Compensation Committee determines that the officer’s fraud or misconduct caused or partially caused the need for the restatement, or the covered officer knew at the time of the existence of fraud or misconduct that resulted in the need for such restatement.
In addition, our 2006 Stock Incentive Plan and our Management Performance Bonus Plan provide that awards under the plans are suspended or forfeited if the plan participant, whether or not an executive officer:
•has committed an act of embezzlement, fraud or breach of fiduciary duty;
•makes an unauthorized disclosure of any Logitech trade secret or confidential information; or
•induces any customer to breach a contract with Logitech.
Any decision to suspend or cause a forfeiture of any award held by an executive officer under the 2006 Stock Incentive Plan or the Management Performance Bonus Plan is subject to the approval of the Board of Directors. The Compensation Committee will amend the policy when necessary to comply with the Nasdaq listing standards adopted to comply with the final SEC rules regarding clawback policies required by the Dodd-Frank Act.
Equity Award Grant Practices
Determination of long-term equity incentive awards
The Compensation Committee is responsible for approving which executive officers should receive equity incentive awards, when the awards should be made, the vesting schedule, and the number of shares or other rights to be granted. Long-term equity incentive awards to executive officers may be granted only by the Compensation Committee or the full Board of Directors. The Compensation Committee regularly reports its activity, including approvals of grants, to the Board.

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Timing of grants
Long-term equity incentive award grants to executive officers are typically and predominantly approved at regularly scheduled, predetermined meetings of the Compensation Committee. These meetings are generally scheduled at least 18 months in advance and take place before the regularly scheduled, predetermined meetings of the full Board. On limited occasions, grants may be approved at an interim meeting of the Compensation Committee or by written consent, for the purpose of approving the hiring and compensation package for newly hired or promoted executives or for other special circumstances.
In fiscal year 2023, grants were made to non-executive officer employees through written consents of the Compensation Committee or regularly scheduled monthly approval by the CEO pursuant to authority delegated to him by the Compensation Committee. We do not have any program, plan, or practice to select equity compensation grant dates in coordination with the release of material non-public information, nor do we time the release of information for the purpose of affecting value. We do not backdate options or grant options retroactively.
Derivatives Trading, Hedging, and Pledging Policies
We have adopted a policy prohibiting our employees, including our executive officers, and members of our Board of Directors from speculating in our equity securities, including the use of short sales, “sales against the box” or any equivalent transaction involving our equity securities. In addition, they may not engage in any other hedging transactions, such as “cashless” collars, forward sales, equity swaps and other similar or related arrangements, with respect to the securities that they hold. Finally, no employee, including an executive officer or member of our Board of Directors, may acquire, sell, or trade in any interest or position relating to the future price of our equity securities.
We also have adopted a policy prohibiting the pledging of our securities by our employees, including our executive officers, and members of our Board of Directors.

Tax and Accounting Considerations
Accounting and Tax Treatment of Executive Compensation
The accounting and tax treatment of the various elements of our executive compensation program are a relevant consideration in its design.
However, the Company and the Compensation Committee have placed a higher priority on structuring flexible compensation programs to promote the recruitment, retention, and performance of our officers than on maximizing tax deductibility. Section 162(m) of the Code, as amended (the “Tax Code”), places a limit of $1 million on the amount of compensation that Logitech may deduct in any one year with respect to certain executive officers. The Tax Cuts and Jobs Act (the “Tax Act”) enacted on December 22, 2017, significantly modified Section 162(m) of the Tax Code. The Tax Act eliminated the “qualified performance-based compensation” exception to the deductibility limitation under Section 162(m) of the Code for tax years commencing after December 31, 2017. Regardless, we intend to maintain an approach to executive compensation that strongly links pay to performance.
In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences, including the impact of the Financial Accounting Standard Board’s Accounting Standards Codification Section 718, on its decisions in determining the forms of different equity awards.

Compensation Risks Assessment
The Compensation Committee conducts an annual review, with the assistance of Compensia, our compensation consultant, our head of People & Culture, and our compensation department, of Logitech’s compensation programs to assess the risks associated with their design and associated risk controls. The Compensation Committee reviews in particular the following compensation plans and associated practices:
•Equity awards granted under the 2006 Stock Incentive Plan.

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•Management Performance Bonus Plan.
•Employee Performance Bonus Plan.
•Sales Commission Plans.
•Change of Control Protections.
As in past years, based on its March 2023 review, the Compensation Committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Report of the Compensation Committee
The Logitech Compensation Committee, which is composed solely of independent members of the Logitech Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Compensation Report with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in Logitech’s 2023 Invitation and Proxy Statement and Annual Report.
Compensation Committee
Michael Polk, Chairperson
Edouard Bugnion
Kwok Wang Ng
Neela Montgomery

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Summary Compensation Table for Fiscal Year 2023
The following table provides information regarding the compensation and benefits earned during fiscal years 2023, 2022, and 2021 by our Named Executive Officers. For more information, please refer to the “Compensation Discussion and Analysis,” as well as the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(2)	Changes in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Bracken Darrell	FY23	1,038,462	—	7,500,068	—	—	—	14,554	8,553,084
President and Chief Executive Officer	FY22	999,231	—	7,633,104	—	1,850,000	—	14,855	10,497,190
	FY21	973,654	—	7,598,281	—	2,437,500	—	16,670	11,026,105
Charles Boynton(4)	FY23	92,308	—	—	—	10,386	—	3,078	105,772
Chief Financial Officer	FY22	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	FY21	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Prakash Arunkundrum	FY23	544,327	—	1,700,059	—	105,000	—	13,119	2,362,505
Chief Operating Officer	FY22	500,000	—	1,567,717	—	620,000	—	11,960	2,699,677
	FY21	497,981	—	1,563,304	—	800,000	—	12,063	2,873,348
Samantha Harnett	FY23	543,462	—	1,700,059	—	105,000	—	13,312	2,361,833
Chief Legal Officer	FY22	473,462	—	1,463,202	—	589,000	—	12,068	2,537,732
	FY21	318,750	—	1,065,150	—	552,500	—	5,957	1,942,357
Nate Olmstead(4)	FY23	580,327	—	1,900,032	—	58,240	—	12,886	2,551,485
former Chief Financial Officer	FY22	524,231	—	1,619,974	—	621,600	—	12,889	2,778,694
	FY21	498,788	75,000	1,615,371	—	800,000	—	12,063	3,001,222

(1)These amounts do not represent the actual economic value realized by the named executive officer. Under SEC rules, the values reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted to each of the listed officers in the fiscal years shown. The key assumptions and methodology of valuation of stock awards and stock options are presented in Note 4 to the Consolidated Financial Statements included in Logitech’s Annual Report to Shareholders. No stock options were granted to our named executive officers during fiscal years 2021, 2022 or 2023.
For FY23: The amount shown includes an aggregate grant date fair value of the shares issuable for PSUs granted in fiscal year 2023 at target achievement. Assuming the highest level of performance is achieved, the maximum possible value of the PSUs allocated in FY23, using the market value of our shares traded on Nasdaq Global Select Market on the next trading day after grant date of the PSUs, was: (a) in the case of Mr. Darrell, $14,283,405; (b) in the case of Mr. Olmstead, $3,618,491; (c) in the case of Mr. Arunkundrum, $3,237,656; and (d) in the case of Ms. Harnett, $3,237,656.
For FY22: The amount shown includes an aggregate grant date fair value of the shares issuable for PSUs granted in fiscal year 2022 at target achievement. Assuming the highest level of performance is achieved, the maximum possible value of the PSUs allocated in FY22, using the market value of our shares traded on Nasdaq Global Select Market on the grant date of the PSUs, was: (a) in the case of Mr. Darrell, $14,000,009; (b) in the case of Mr. Olmstead,$1,860,149; (c) in the case of Mr. Arunkundrum, $1,800,144; and (d) in the case of Ms. Harnett, $1,680,134.
For FY21: The amount shown includes an aggregate grant date fair value of the shares issuable for PSUs granted in fiscal year 2021 at target achievement. Assuming the highest level of performance is achieved, the maximum possible value of the PSUs allocated in FY21, using the market value of our shares traded on Nasdaq Global Select Market on the grant date of the PSUs, was: (a) in the case of Mr. Darrell, $13,500,023; (b) in the case of Mr. Olmstead, $1,550,055; and (c) in the case of Mr. Arunkundrum, $1,500,096.
(2)Reflects amounts earned under the Logitech Management Performance Bonus Plan. This non-equity incentive plan compensation was earned during the applicable fiscal year but, for executive officers, was paid during the next fiscal year in accordance with the terms of the Logitech Management Performance Bonus Plan.

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(3)Details regarding the various amounts included in this column are provided in the following table entitled “All Other Compensation.”
(4)Mr. Olmstead resigned from his position as Chief Financial Officer on February 6, 2023. Charles Boynton joined the Company as Chief Financial Officer on February 6, 2023.

All Other Compensation Table

Name	Year	401(k) ($)(1)	Group Term Life Insurance and LTD ($)	Other(2)	Total ($)
Bracken Darrell	FY23	10,304	4,250	—	14,554
	FY22	8,873	5,982	—	14,855
	FY21	8,896	7,774	—	16,670
Charles Boynton	FY23	2,631	447	—	3,078
	FY22	n/a	n/a	n/a	n/a
	FY21	n/a	n/a	n/a	n/a
Prakash Arunkundrum	FY23	9,734	3,385	—	13,119
	FY22	8,700	3,260	—	11,960
	FY21	8,939	3,124	—	12,063
Samantha Harnett	FY23	9,943	3,369	—	13,312
	FY22	8,988	3,080	—	12,068
	FY21	3,889	2,068	—	5,957
Nate Olmstead	FY23	9,352	3,534	—	12,886
	FY22	8,844	3,545	500	12,889
	FY21	8,985	3,078	—	12,063
(1)Represents 401(k) savings plan matching contributions, which are available to all of our regular employees who are on our U.S. payroll.
(2)Represents a wellness reimbursement, which is available to all of our regular employees globally.

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Grants of Plan-Based Awards Table for Fiscal Year 2023
The following table sets forth certain information regarding grants of plan-based awards to each of our executive officers during fiscal year 2023. For more information, please refer to the “Compensation Discussion and Analysis.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value (#) ($)(3)
Name	Type	Grant Date (MM/DD/YY)	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Actual $(2)	Threshold (#)	Target (#)	Maximum (#)
Bracken Darrell	PSU	04/15/22	—	—	—	—	—	102,390	204,780	—	7,500,068
	FY23 Bonus	n/a	484,375	1,250,000	2,500,000	—	—	—	—	—	—
Charles Boynton	PSU	04/15/22	—	—	—	—	—	—	—	—	—
	FY23 Bonus	n/a	209,250	540,000	1,080,000	10,386	—	—	—	—	—
Prakash Arunkundrum	PSU	04/15/22	—	—	—	—	—	23,209	46,418	—	1,700,059
	FY23 Bonus	n/a	162,750	420,000	840,000	105,000	—	—	—	—	—
Samantha Harnett	PSU	04/15/22	—	—	—	—	—	23,209	46,418	—	1,700,059
	FY23 Bonus	n/a	162,750	420,000	840,000	105,000	—	—	—	—	—
Nate Olmstead	PSU	04/15/22	—	—	—	—	—	25,939	51,878	—	1,900,032
	FY23 Bonus	n/a	173,600	448,000	896,000	58,240	—	—	—	—	—
(1)The amounts in these columns reflect potential payouts with respect to each applicable performance period for the fiscal year 2023 bonus programs under the Bonus Plan described in “Compensation Discussion and Analysis” above. The target amount for Mr. Boynton is annualized and his actual bonus is prorated based on his hire date.
(2)The amounts in this column reflect actual payouts with respect to the applicable performance period for the fiscal year 2023 bonus program under the Bonus Plan. The actual payout amounts are reflected in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table for Fiscal Year 2023" above.
(3)These amounts do not represent the actual economic value realized by the named executive officer. Amounts in this column represent the grant date fair value of PSUs calculated in accordance with Accounting Standards Codification (ASC) 718 but does not include any reduction for estimated forfeitures. PSUs granted in fiscal year 2023 are based on non-GAAP Operating income, Weighted Average Constant Currency Revenue Growth Rate ("WACCR") and relative TSR versus the Russell 3000 Index TSR benchmark over the performance period and that number is calculated by multiplying the grant date fair value determined using the Monte Carlo method assuming the WACCR is at targeted growth and the non-GAAP Operating income gate is achieved by the target number of units awarded. The key assumptions for the valuation of the PSUs are presented in Note 4 to the Consolidated Financial Statements included in Logitech’s Annual Report to Shareholders and Annual Report on Form 10-K for fiscal year 2023. All shares subject to the PSU vesting conditions are unvested. The actual amount, if any, of shares that will vest under the PSU grants will not be known until May 15, 2025.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
We have entered into employment agreements with each of our named executive officers. The employment agreements generally provide that the compensation of the named executive officer is subject to the sole discretion of the Compensation Committee or the Board of Directors. The compensation earned by the named executive officers in fiscal year 2023 was not the result of any terms of their employment agreements.
Performance-Based Vesting Conditions
Please refer to “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Bonuses” for a discussion of the performance measures applicable to the Bonus Plan during fiscal year 2023. In addition, please refer to “Compensation Discussion and Analysis—Compensation Elements—Long-Term Incentive Compensation” for a discussion of performance measures under the PSUs granted to executive officers during fiscal year 2023.
Compensation Mix
Please refer to “Compensation Discussion and Analysis—Executive Compensation Highlights—Emphasis on Performance-Based Compensation” for an explanation of the amount of salary and bonus in proportion to total compensation for our executive officers during fiscal year 2023.

Outstanding Equity Awards at Fiscal Year 2023 Year-End Table
The following table provides information regarding outstanding equity awards for each of our named executive officers as of March 31, 2023. This table includes unexercised stock options, unvested PSUs, and unvested service-based RSUs.
The market value for stock options is calculated by taking the difference between the closing price of Logitech shares on the Nasdaq Global Select Market on the last trading day of the fiscal year ($58.06 on March 31, 2023) and the option exercise price, and multiplying it by the number of outstanding options. The market value for stock awards (service-based RSUs and PSUs at target) is determined by multiplying the number of shares subject to such awards by the closing price of Logitech shares on the Nasdaq Global Select Market on the last trading day of the fiscal year.

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		Option Awards					Stock Awards
Name	Grant Date (M/D/Y)	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($) Share	Option Exercise Date (M/D/Y)	Market Value of Unexercised Options ($)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bracken Darrell	05/15/19	—		—	—	—	15,155	(5)	879,899			—
	06/15/20	—		—	—	—	—		—	112,952	(1)	6,557,993
	04/15/21	—		—	—	—	—		—	62,995	(1)	3,657,490
	04/15/22	—		—	—	—	—		—	102,390	(1)	5,944,763
	Total	—		—	—	—	15,155		879,899	278,337		16,160,246
Charles Boynton	n/a	n/a		n/a	n/a	n/a	n/a		n/a	n/a		n/a
Prakash Arunkundrum	03/15/19	54,923	(7)	38.65	3/15/2029	1,066,055	—		—	—		—
	04/15/19	—		—	—	—	1,697	(5)	98,528	—		—
	04/15/20	—		—	—	—	8,256	(5)	479,343	—		—
	06/15/20	—		—	—	—	—		—	12,551	(1)	728,711
	04/15/21	—		—	—	—	5,400	(6)	313,524	8,100	(1)	470,286
	04/15/22	—		—	—	—	—		—	23,209	(1)	1,347,515
	Total	54,923		38.65	—	1,066,055	15,353		891,395	43,860		2,546,512
Samantha Harnett	07/15/20	—		—	—	—	8,234	(4)	478,066	—		—
	04/15/21	—		—	—	—	5,040	(6)	292,622	7,560	(1)	438,934
	04/15/22	—		—	—	—	—		—	23,209	(1)	1,347,515
	Total	—		—	—	—	13,274		770,688	30,769		1,786,449
Nate Olmstead	05/15/19	—		—	—	—	2,612	(2)	151,653	—		—
	08/15/19	—		—	—	—	8,776	(3)	509,535	—		—
	08/15/19	—		—	—	—	3,686	(5)	214,009	—		—
	04/15/20	—		—	—	—	8,531	(5)	495,310	—		—
	06/15/20	—		—	—	—	—		—	12,969	(1)	752,980
	04/15/21	—		—	—	—	5,580	(6)	323,975	8,370	(1)	485,962
	04/15/22	—		—	—	—	—		—	25,939	(1)	1,506,018
	Total	—		—	—	—	29,185		1,694,482	47,278		2,744,960

(1)The actual conversion, if any, of the PSUs granted in fiscal year 2021, 2022 and 2023 into Logitech shares following the conclusion of the 3-year performance period will range between 0% and 200% of that target amount, depending on the achievement of WACCR, non-GAAP operating income, and TSR versus the Russell 3000 TSR benchmark over the performance period.
(2)New hire award provided as part of the offer package when Mr. Olmstead joined Logitech as Vice President of Business Finance in April 2019. The service-based RSU award vests in four equal annual installments over a four-year vesting period based on the continued service of the executive officer on each such vesting date.
(3)Mr. Olmstead received a service-based RSU grant when he was appointed Chief Financial Officer. The service-based RSU award vests over four years with 33% vesting in two years, 33% vesting in three years and the final 33% vesting in four years from the grant date.
(4)New hire award provided as part of the offer package when Ms. Harnett joined Logitech as General Counsel in June 2020, including service-based RSUs to offset equity that was forfeited at her prior employer.
(5)Service-based RSUs vest at a rate of 25% per year on each of the first four anniversaries of the grant date.
(6)Service-based RSUs cliff vest on the third anniversary of the grant date.
(7)Options vest over three years with 25% vesting in one year, 25% vesting in two years and the final 50% vesting in three years from the grant date. Mr. Arunkundrum received this stock option award prior to becoming a NEO.

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Stock Vested Table for Fiscal Year 2023
The following table provides the number of shares acquired and the value realized upon vesting of PSUs and service-based RSUs during fiscal year 2023 by each of our named executive officers. No options were excised in FY23.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Bracken Darrell	211,868	12,849,563
Charles Boynton	n/a	n/a
Prakash Arunkundrum	27,815	1,722,324
Samantha Harnett	4,118	219,325
Nate Olmstead	63,575	3,771,669
(1)Based on the closing trading price of Logitech shares on the Nasdaq Global Select Market on the date of vesting of the underlying awards.

Pension Benefits Table for Fiscal Year 2023
No executive officers are beneficiaries under any pension plan benefits maintained by Logitech.

Non-qualified Deferred Compensation Table for Fiscal Year 2023
The following table sets forth information regarding the participation by our named executive officers in the Logitech Inc. U.S. Deferred Compensation Plan during fiscal year 2023 and at fiscal year-end.

Name	Executive Contributions in Last Fiscal Year ($)	Logitech Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Bracken Darrell	—	—	—	—	—
Charles Boynton	4,615	—	5	—	4,621
Prakash Arunkundrum	601,082	—	(220,479)	(584,925)	1,759,251
Samantha Harnett	—	—	—	—	—
Nate Olmstead	—	—	—	—	—
(1)Amounts are included in the "Summary Compensation Table for Fiscal Year 2023" in the “Non-equity Incentive Plan Compensation” column for fiscal year 2023.
(2)These amounts are not included in the "Summary Compensation Table for Fiscal Year 2023" because plan earnings were not preferential or above market.

Narrative Disclosure to Non-Qualified Deferred Compensation Table
Please refer to “Compensation Discussion and Analysis—Compensation Elements—Deferred Compensation Plan” for a discussion of the Logitech Inc. U.S. Deferred Compensation Plan, effective January 1, 2009, as amended and restated effective January 1, 2017.

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Payments upon Termination or Change in Control
We have entered into agreements that provide for payments under certain circumstances in the event of termination of employment or service of our executive officers. These agreements include:
•PSU and RSU award agreements that provide for the accelerated vesting of the shares subject to the award agreements under certain circumstances described below.
•Employment or other agreements with our named executive officers, under which each of them is entitled to receive a 12 or nine-month notice period or becomes subject to non-competition provisions if we terminate his or her employment or if he or she resigns.
Other than the agreements above, there are no agreements or arrangements for the payment of compensation to a named executive officer in the event of his involuntary termination with or without cause.
PSU and RSU Award Agreements
The treatment of equity upon termination of employment depends on the reason for termination and the employee’s age and length of service at termination.
Change of Control
The PSU and RSU award agreements for named executive officers provide for the acceleration of vesting of the equity awards subject to the award agreements if the named executive officer is subject to an involuntary termination of employment within 12 months after a change of control because his or her employment is terminated without cause or the executive resigns for good reason. In the event of such an involuntary termination following a change of control all shares subject to the service-based RSUs will vest. At the time of the change of control, the PSUs would be converted into service-based RSUs that would continue to vest for the duration of the original vesting period with the number of shares based on the attainment of actual performance as determined by the Compensation Committee. If, following the change of control, a separation of service occurs during the performance period, the award accelerates and the employee receives a prorated number of the shares based on the length of service during the performance period.
Death and Disability
If an executive officer dies or has a separation of service due to disability, all shares subject to the service-based RSUs will vest. For PSUs, if the separation of service occurs during the performance period, the vesting accelerates and the employee or the employee’s estate receives a prorated number of the target shares based on the length of service during the performance period.
Retirement
If an executive officer has a separation of service after meeting the age and service requirement, as applicable, all shares subject to the service-based RSUs will continue to vest. For PSUs, if separation of service occurs during the performance period, the award continues to vest and the employee receives a prorated number of the actual earned shares at the regular vesting date based on the length of service during the performance period. The age and service requirement for the named executive officers is generally age 55 with at least 10 years of service.
Tables of Potential Payments Upon Termination or Change in Control
The table below estimates the amount of compensation that would be paid in the event of an involuntary termination of employment of a named executive officer without cause after a change in control, assuming that each of the terminations was effective as of March 31, 2023, subject to the terms of the PSU and RSU award agreements with each of the listed executive officers. Since December 2015, we do not have any cash payment related to termination of employment or change of control in compliance with applicable Swiss regulations.
As of March 31, 2023, no compensation amounts were payable to any named executive officer in the event of a mutual agreement to terminate employment, whether upon retirement or otherwise.

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The price used for determining the value of accelerated vesting of outstanding and unvested equity awards in the tables below was the closing price of Logitech’s shares on the Nasdaq Global Select Market on March 31, 2023, the last business day of the fiscal year, of $58.06 per share.
POTENTIAL PAYMENTS UPON INVOLUNTARY TERMINATION
AFTER CHANGE IN CONTROL

Name	Value of Accelerated Equity Awards(1) ($)
Bracken Darrell	18,284,564
Charles Boynton	—
Prakash Arunkundrum	3,096,909
Samantha Harnett	1,512,452
Nate Olmstead	4,011,329

(1)Represents, as of March 31, 2023, the aggregate market value of shares underlying all unvested service-based RSUs and PSUs, in each case held by the named executive officer as of March 31, 2023 that are subject to acceleration according to the terms of an equity award agreement. For the PSUs granted on June 15, 2020 based on non-GAAP Operating income, WACCR and relative TSR, as of March 31, 2023 the performance condition was at a level which would have produced a payout percentage of 198%; therefore, 198% of such value was attributed to the shares subject to such PSUs.

Pay Ratio

For fiscal year 2023:

▪the median of the annual total compensation of all employees of our company (other than our CEO) was $49,260; and

▪the annual total compensation of Mr. Bracken Darrell, our President and Chief Executive Officer, was $8,553,084.

Based on this information, for fiscal year 2023 the ratio of the annual total compensation of Mr. Darrell to the median of the annual total compensation of all employees was 174 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

As permitted by SEC rules, to identify our median employee, we selected base pay, which we calculated as annual base pay using a reasonable estimate of the hours worked during fiscal year 2023 for hourly employees and using annual salary levels for our remaining employees, as the compensation measure to be used to compare the compensation of our employees as of January 31, 2023 for the ten-month period from April 1, 2022 through January 31, 2023. We annualized base pay for any permanent employees who commenced work during fiscal year 2023. We did not include any contractors or other non-employee workers in our employee population.

Using this approach, we selected the individual at the median of our employee population, who was an employee based in Taiwan. We then calculated annual total compensation for this individual using the same methodology we use for our Named Executive Officers as set forth in our "Summary Compensation Table for Fiscal Year 2023". We determined that such individual’s annual total compensation for the fiscal year ended March 31, 2023 was $49,260.

During fiscal year 2023, Mr. Darrell served as our President and Chief Executive Officer. We determined Mr. Darrell’s annual total compensation for the fiscal year ended March 31, 2023 was $8,553,084, as reported in our "Summary Compensation Table for Fiscal Year 2023."

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Pay Versus Performance
As required by pay versus performance Rule 402(v) of Regulation S-K adopted by the SEC in 2022 (“PVP Rules”), we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance measures of the Company. For further information concerning the Company’s pay-for-performance philosophy and how we align executive compensation with our performance, refer to our “Compensation Discussion and Analysis” (or “CD&A”).
In the below pay versus performance table, we provide information about compensation of our principal executive officer (“PEO”) and other named executive officers (“NEOs”) for each of the last three fiscal years (the “Covered Years”). Additionally, we provide information about the results for certain financial performance measures during the Covered Years. Although the PVP Rules require us to disclose “compensation actually paid,” these amounts do not necessarily reflect compensation that our NEOs actually earned or were paid in the Covered Years. Instead, “compensation actually paid” reflects a calculation computed in accordance with the PVP Rules, including adjusted values relating to the fair value of unvested and vested equity awards during the Covered Years determined based on either year-end or vesting date stock prices, various accounting valuation assumptions, and projected performance modifiers. “Compensation actually paid” generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals.
The PVP Rules require that we:
–show information about our cumulative TSR, the cumulative TSR of a peer group or index (we have chosen to use the S&P 500 Information & Technology Index), and our U.S. GAAP net income for the Covered Years.
–designate one “company-selected measure” as the financial performance measure that is most important to link pay to performance in fiscal year 2023. For fiscal year 2023, we have selected U.S. GAAP revenue, on a constant currency basis, because, as discussed in our CD&A, revenue, on a constant currency basis, continues to be viewed as a core driver of our performance and stockholder value creation and, accordingly, was utilized as a component in both our bonus program and the fiscal year 2023 performance-based equity awards. Please refer to our CD&A for information on how we calculate revenue in constant currency.

					Value of Initial Fixed $100 Investment
			Average	Average	Based On:
	Summary		Summary	Compensation		Peer Group		Company-
	Compensation	Compensation	Compensation	Actually	Total	Total		Selected
	Table	Actually Paid	Table Total	Paid	Shareholder	Shareholder	Net	Measure:
Year	Total for PEO	for PEO	for Non-PEO NEOs	for Non-PEO NEOs	Return	Return	Income	Revenue
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
FY23	$8,553,084	$6,564,384	$1,845,399	$1,119,341	$141	$192	$364,575,000	$4,718,000,000
FY22	$10,497,190	$4,327,581	$2,672,034	$848,535	$175	$201	$644,513,000	$5,549,000,000
FY21	$11,026,105	$46,128,115	$2,605,642	$7,743,659	$245	$167	$947,257,000	$5,179,000,000

(a) Bracken Darrell served as the Company’s PEO for fiscal years 2021, 2022 and 2023. The amounts reported in column (a) are the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Darrell.

(b) Amounts reported in column (b) are the “compensation actually paid” to Mr. Darrell, as computed in accordance with the PVP Rules, based on Mr. Darrell’s total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted under the PVP Rules as shown in the table below:

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PEO
		FY21	FY22	FY23
	Summary Compensation Table - Total Compensation	$11,026,105	$10,497,190	$8,553,084
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$7,598,281	$7,633,104	$7,500,068
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$13,670,581	$4,589,186	$6,074,799
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$27,169,702	$(3,575,389)	$2,218,627
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$1,860,008	$449,698	$(2,782,058)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—
=	Compensation Actually Paid	$46,128,115	$4,327,581	$6,564,384
Equity Award Valuations: Equity values are calculated in accordance with FASB ASC Topic 718.
(c) Prakash Arunkundrum, Samantha Harnett, and Nate Olmstead served as the Company’s other NEOs for fiscal years 2021, 2022 and 2023. In addition, Charles Boynton served as an NEO in fiscal year 2023. Amounts reported in column (c) are the average of the total compensation reported in the Summary Compensation Table for the applicable fiscal year for the Company’s NEOs other than the PEO.
(d) Amounts reported in column (d) are the “compensation actually paid” to the NEOs other than the PEO in the indicated fiscal year (as shown in footnote (c) above), as computed in accordance with the PVP Rules, based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal years and adjusted under the PVP Rules as shown in the table below (based on the averages for each category):

NEO Average
		FY21	FY22	FY23
	Summary Compensation Table - Total Compensation	$2,605,642	$2,672,034	$1,845,399
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$1,414,608	$1,550,298	$1,325,038
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$2,772,831	$977,514	$1,073,235
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$3,406,056	$(809,850)	$(140,940)
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$373,738	$(440,865)	$(333,315)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—
=	Compensation Actually Paid	$7,743,659	$848,535	$1,119,341
Equity Award Valuations: Equity values are calculated in accordance with FASB ASC Topic 718.
(e) Our TSR is calculated by assuming that a $100 investment was made in our stock on the day prior to the first fiscal year reported above and that all dividends were reinvested until the last day of each reported Covered Year.

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(f) Peer group TSR is calculated by assuming that a $100 investment was made in the Standard & Poor’s 500 Information & Technology Index, an independently prepared index that includes companies in the IT industry, on the day prior to the first fiscal year reported above and that all dividends were reinvested until the last day of each reported fiscal year.
(g) The PVP Rules require the disclosure of our U.S. GAAP net income for each year. The dollar amounts reported reflect the amount of net income disclosed in the Company’s audited financial statements for the applicable year.
(h) As discussed above, we believe that revenue, on a constant currency basis, is the appropriate company-selected measure.
Tabular List of Financial Performance Measures
Below is a list of financial performance measures that we believe are the most important financial performance measures that link “compensation actually paid” to our NEOs for fiscal year 2023 to our performance.
•Revenue (constant currency)
•1-Year Non-GAAP Operating Income
•3-Year Weighted Average Revenue Growth (constant currency)
•3-Year Cumulative Non-GAAP Operating Income
•Relative TSR in comparison to the Russell 3000
In addition to these financial metrics, the Company’s executive compensation program is impacted by our performance with respect to ESG goals under the annual cash incentive program. Our ESG goals are included as an element of our annual cash incentive program because they collectively represent ESG criteria that are priorities for the Company. Please see the CD&A for further information regarding these financial performance measures as well as the ESG goals used in our annual cash incentive program.
Relationship Between Pay and Performance
In addition to the tabular disclosure above, the PVP Rules require us to describe the relationship between “compensation actually paid” and the performance measures shown in the pay versus performance table above.
Below are graphs showing the relationship of “compensation actually paid” to our PEO and other NEOs in fiscal years 2021, 2022 and 2023 to (1) our TSR and the Standard & Poor’s 500 Information & Technology Index TSR, (2) our net income, and (3) our revenue (constant currency).

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We believe the “compensation actually paid” in each of the years reported above are primarily reflective of the annual changes in our stock price performance and the performance of our PSUs. For further information concerning the Company’s pay-for-performance philosophy and how we align executive compensation with our performance, as well as the details on the terms of our short-term incentive program and our performance-vesting equity awards refer to our CD&A.

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Compensation of Non-Employee Directors
For fiscal year 2023, the compensation of the members of the Board of Directors that are not Logitech employees, or non-employee directors, was determined by the Compensation Committee, consisting entirely of independent directors, and recommended to the full Board for approval.
The general policy is that compensation for non-employee directors should consist of a mix of cash and equity-based compensation. For fiscal year 2023, to assist the Compensation Committee in its annual review of director compensation, Compensia provided a written analysis of director pay practices and compensation data compiled from the annual reports and proxy statements of companies within our compensation peer group.
For fiscal year 2023, cash compensation of non-employee directors consists solely of annual retainers based on Board and committee service. Non-employee directors also receive an annual service-based RSU grant based on a fixed market value. During fiscal year 2023, these annual service-based RSU grants were made on the day of our Annual General Meeting with a one-year vesting period.
Directors who are Logitech employees do not receive any compensation for their service on the Board of Directors. Non-employee director compensation for the 2022 to 2023 Board Year consists of the following elements:

	Amount (CHF)	Amount ($)(1)
Annual cash retainer	60,000	63,155
An additional annual cash retainer for the non-executive chairperson	340,000	357,878
Annual retainer for the Audit Committee Chairperson	40,000	42,103
Annual retainer for the Compensation Committee Chairperson	40,000	42,103
Annual retainer for the Nominating and Governance Committee Chairperson	15,000	15,789
Annual retainer for the Technology and Innovation Committee Chairperson	11,000	11,578
Annual retainer for non-Chairperson Audit Committee members	20,000	21,052
Annual retainer for non-Chairperson Compensation Committee members	15,000	15,789
Annual retainer for non-Chairperson Nominating and Governance Committee members	6,500	6,842
Annual retainer for non-Chairperson Technology and Innovation Committee members	6,500	6,842
Annual service-based RSU grant	200,000	210,517
Reimbursement of reasonable expenses for non-local travel (business class)
(1)Amounts in Swiss Francs were converted using the 12-month average (April 2022 to March 2023) exchange rate of 1 Swiss Franc to 1.052583 U.S. Dollars.
Non-employee Board members may elect to receive their Board fees in shares, net of withholding at the market price on the date of the Annual General Meeting. Any such shares are to be issued under the 2006 Stock Incentive Plan.

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The following table summarizes the total compensation earned or paid by Logitech during fiscal year 2023 to members of the Board of Directors who were not executive officers as of March 31, 2023. Because the table is based on Logitech’s fiscal year, and annual service for purposes of Board compensation is measured between the dates of Logitech’s Annual General Meetings, usually held in September each year, the amounts in the table do not necessarily align with the description of Board compensation above.
Information regarding compensation paid to and the stock awards held by Bracken Darrell, a former member of the Board of Directors who was a Logitech executive officer as of fiscal year-end 2023, are presented in the "Summary Compensation Table for Fiscal Year 2023" and the "Outstanding Equity Awards at Fiscal Year 2023 Year-End Table", respectively.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2023

Name	Fees Earned in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Patrick Aebischer	279,319	205,200	484,519
Wendy Becker(3)	550,754	205,200	755,954
Edouard Bugnion	292,257	205,200	497,457
Riet Cadonau	32,893	—	32,893
Guy Gecht	302,257	205,200	507,457
Neil Hunt	35,744	—	35,744
Christopher Jones	247,303	205,200	452,503
Marjorie Lao	290,678	205,200	495,878
Neela Montgomery	285,415	205,200	490,615
Kwok Wang Ng	252,522	205,200	457,722
Michael Polk(3)	318,572	205,200	523,772
Deborah Thomas	311,730	205,200	516,930
Sacha Zahnd	255,592	205,200	460,792
(1)Amounts in Swiss Francs were converted using the 12-month average (April 2022 to March 2023) exchange rate of 1 Swiss Franc to 1.052583 U.S. Dollars.
(2)Amounts shown do not reflect compensation actually received by the directors. Instead, the amount shown is the aggregate grant date fair value of stock-related awards granted in fiscal year 2023 computed in accordance with ASC Topic 718 -- Compensation -- Stock Compensation, disregarding forfeiture assumptions. The grant date fair value used to calculate the aggregate value for fiscal year 2023 was CHF 47.04 per share for the September 14, 2022 grants
(3)Wendy Becker and Michael Polk elected to receive all or a portion of their Board fees in shares.

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The following table presents additional information with respect to the equity awards held as of March 31, 2023 by members of the Board of Directors who were not executive officers as of fiscal year-end.
The market value for service-based RSUs is determined by multiplying the number of shares subject to the award by the closing price of Logitech shares on the Nasdaq Global Select Market on the last trading day of the fiscal year.

OUTSTANDING EQUITY AWARDS FOR NON-EMPLOYEE DIRECTORS AT FISCAL YEAR 2023
YEAR-END

		Option Awards				Stock Awards
Name	Grant Date (M/D/Y)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price / Share ($)	Market Value of Unexercised Options ($)	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Patrick Aebischer	9/14/2022	—	—	—	—	4,170	241,769
Wendy Becker	9/14/2022	—	—	—	—	4,170	241,769
Edouard Bugnion	9/14/2022	—	—	—	—	4,170	241,769
Riet Cadonau(2)	N/A	—	—	—	—	—	—
Guy Gecht	9/14/2022	—	—	—	—	4,170	241,769
Neil Hunt(2)	N/A	—	—	—	—	—	—
Christopher Jones	9/14/2022	—	—	—	—	4,170	241,769
Marjorie Lao	9/14/2022	—	—	—	—	4,170	241,769
Neela Montgomery	9/14/2022	—	—	—	—	4,170	241,769
Kwok Wang Ng	9/14/2022	—	—	—	—	4,170	241,769
Michael Polk	9/14/2022	—	—	—	—	4,170	241,769
Deborah Thomas	9/14/2022	—	—	—	—	4,170	241,769
Sascha Zahnd	9/14/2022	—	—	—	—	4,170	241,769
(1)The shares subject to these stock awards vest in full on the first anniversary of the grant date or, if earlier and only if the director is not re-elected as a director at such annual general meeting, the date of the next annual general meeting following the grant date. If the non-employee director ceases to provide service prior to the applicable vesting date (for reasons other than death or disability), all unvested stock awards are forfeited. If a non-employee director dies or has a separation of service due to disability, all shares subject to the stock award will vest.
(2)Riet Cadonau and Neil Hunt did not stand for re-election as a director at the Annual General Meeting in September 2022.

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Compensation Tables Audited Under Swiss Law

1.Introduction
This section includes the compensation tables that are audited according to Article 17 of the Swiss Ordinance against Excessive Compensation in Listed Stock Corporations.

2.Compensation of members of the Group Management Team in Fiscal Years 2023 and 2022

The following tables sets forth the total amount of compensation paid to members of the Group Management Team for services performed in the fiscal years ended March 31, 2023 and 2022:

Fiscal Year 2023

(in CHF)(1)	Base Salary	Bonus(2)	Stock Awards(3)	Other Compensation(4)	Total
Bracken Darrell, President and Chief Executive Officer	986,584	—	7,125,393	237,768	8,349,745
Charles Boynton, Chief Financial Officer(6)	87,696	9,867	—	10,543	108,106
Prakash Arunkundrum, Chief Operating Officer (7)	517,134	99,755	1,615,131	70,838	2,302,858
Samantha Harnett, Chief Legal Officer (8)	516,312	99,755	1,615,131	80,664	2,311,862
Nate Olmstead, former Chief Financial Officer (5)	551,336	55,331	1,805,113	101,788	2,513,568
Total Group Management Team	2,659,062	264,708	12,160,768	501,601	15,586,139

Fiscal Year 2022

(in CHF)(9)	Base Salary	Bonus(2)	Stock Awards(3)	Other Compensation(4)	Total
Bracken Darrell, President and Chief Executive Officer	918,073	1,699,743	7,013,142	273,662	9,904,620
Nate Olmstead, Chief Financial Officer	481,653	571,114	1,488,399	94,159	2,635,325
Prakash Arunkundrum, Head of Global Operations & Sustainability	459,390	569,644	1,440,387	76,829	2,546,250
Samantha Harnett, General Counsel	435,007	541,161	1,344,361	88,042	2,408,571
Total Group Management Team	2,294,123	3,381,662	11,286,289	532,692	17,494,766
(1)Fiscal year 2023 U.S. Dollar amounts converted to Swiss Francs using the 12 month average (April 2022 to March 2023) exchange rate of CHF 1 = USD 1.0526.
(2)Bonus reflects amounts earned under the Logitech Management Performance Bonus Plan.
(3)Amounts shown reflect the grant date fair value, by fiscal year, of stock awards granted in such fiscal year. The key assumptions and methodology for valuation of stock awards are presented in Note 4 to Logitech’s consolidated financial statements included in the Company's 2023 Annual Report.

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(4)Other compensation includes term life insurance premiums, long-term disability insurance premiums, employer’s contribution to medical premiums, wellness reimbursements, matching contributions made by the Company to the Logitech Inc. 401(k) plan, payout of accrued and unused vacation time for departing members, and employer’s contribution to social security and Medicare.
(5)Nate Olmstead resigned from his position as Chief Financial Officer and member of the Group Management Team, effective as of February 6, 2023.
(6)Charles Boynton was appointed as Chief Financial Officer and member of the Group Management Team, effective as of February 6, 2023. For fiscal year 2023, the amount for Charles Boynton includes base salary, bonus and other compensation payments prorated based upon his start date.
(7)Prakash Arunkundrum, previously Head of Global Operations & Sustainability, was appointed as Chief Operating Officer effective as of January 23, 2023.There have been no changes to Mr. Arunkundrum’s compensation arrangements in connection with this appointment for fiscal year 2023.
(8)Samantha Harnett, previously General Counsel, was appointed as Chief Legal Officer effective as of April 1, 2023. There have been no changes to Ms. Harnett’s compensation arrangements in connection with this appointment for fiscal year 2023.
(9)Fiscal year 2022 U.S. Dollar amounts converted to Swiss Francs using the 12 month average (April 2021 to March 2022) exchange rate of CHF 1 = USD 1.0884.
3.Compensation of Board of Directors in Fiscal Years 2023 and 2022

The following tables set forth compensation Logitech paid or accrued for payment to the individual members of the Board of Directors for services performed in the fiscal years ended March 31, 2023 and 2022:
Fiscal Year 2023

(in CHF)(1)	Base Salary(2)	Bonus	Stock Awards(3)	Other Compensation(4)	Total
Patrick Aebischer	69,208	—	196,157	24,523	289,888
Wendy Becker	327,083	—	196,157	45,186	568,426
Edouard Bugnion	81,500	—	196,157	25,508	303,165
Riet Cadonau(5)	31,250	—	—	3,191	34,441
Guy Gecht	91,000	—	196,157	26,269	313,426
Neil Hunt(5)	33,958	—	—	3,468	37,426
Christopher Jones(6)	38,792	—	196,157	22,086	257,035
Marjorie Lao	80,000	—	196,157	25,388	301,545
Neela Montgomery	75,000	—	196,157	24,987	296,144
Kwok Wang Ng(6)	43,750	—	196,157	22,483	262,390
Michael Polk	106,500	—	196,157	27,511	330,168
Deborah Thomas	100,000	—	196,157	26,990	323,147
Sacha Zahnd(6)	46,667	—	196,157	22,717	265,541
Total Board Members(8)	1,124,708	—	2,157,727	300,309	3,582,744

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Fiscal Year 2022

(in CHF)(9)	Base Salary(2)	Bonus	Stock Awards(3)	Other Compensation(4)	Total
Patrick Aebischer	71,750	—	197,700	26,063	295,513
Wendy Becker	225,000	—	197,700	39,875	462,575
Edouard Bugnion	83,375	—	197,700	27,111	308,186
Riet Cadonau(5)	76,718	—	284,623	34,345	395,686
Guy Gecht	80,167	—	197,700	26,822	304,689
Didier Hirsch(7)	43,750	—	—	—	43,750
Neil Hunt(5)	80,875	—	197,700	26,885	305,460
Marjorie Lao	80,000	—	197,700	26,807	304,507
Neela Montgomery	77,083	—	197,700	26,544	301,327
Michael Polk	105,875	—	197,700	29,139	332,714
Deborah Thomas	91,667	—	197,700	27,858	317,225
Total Board Members(8)	1,016,260	—	2,063,923	291,449	3,371,632
(1)Fiscal year 2023 U.S. Dollar amounts converted to Swiss Francs using the 12 month average (April 2022 to March 2023) exchange rate of CHF 1 = USD 1.0526.
(2)Base salary for non-employee members of the Board of Directors includes annual Board and committee retainers.
(3)Amounts shown reflect the grant date fair value of the annual stock award. The key assumptions and methodology for valuation of stock awards are presented in Note 4 to Logitech’s consolidated financial statements of the Company's 2023 Annual Report.
(4)Other compensation for the non-employee members of the Board includes Logitech's contributions to social security.
(5)Riet Cadonau and Neil Hunt did not stand for re-election as directors at the Annual General Meeting in September 2022. Mr. Cadonau received a prorated cash retainer and prorated RSU grant for his 2020 to 2021 Board Year service in fiscal year 2022.
(6)Christopher Jones, Kwok Wang Ng and Sascha Zahnd were first elected as directors at the Annual General Meeting in September 2022.
(7)Didier Hirsch did not stand for re-election as a director at the Annual General Meeting in September 2021.
(8)Total Board Members does not include the compensation of Bracken Darrell, Logitech’s President and Chief Executive Officer, who is also a member of the Board. Mr. Darrell’s compensation is included as part of Total Group Management Team.
(9)Fiscal year 2022 U.S. Dollar amounts converted to Swiss Francs using the 12 month average (April 2021 to March 2022) exchange rate of CHF 1 = USD 1.0884

4.Loans, credits and other payments
There were no loans or credits made or outstanding at any time during fiscal years 2023 and 2022 to any current or former members of the Board of Directors or Group Management Team. In addition, no compensation was paid or loans made during fiscal years 2023 and 2022 to parties closely related to members of the Board of Directors or Group Management Team.

No additional fees or compensation have been paid during fiscal years 2023 and 2022 to any current or former members of the Board of Directors or Group Management Team other than as noted above.

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Report of the Statutory Auditor
To the General Meeting of Logitech International S.A., Hautemorges
Report on the Audit of the Compensation Report

Opinion

We have audited the Compensation Report of Logitech International S.A. (the Company) for the year ended 31 March 2023. The audit was limited to the information on remuneration, loans and advances pursuant to Art. 14-16 of the Ordinance against Excessive Remuneration in Listed Companies Limited by Shares (Verordnung gegen übermässige Vergütungen bei börsenkotierten Aktiengesellschaften, VegüV) in the section “Compensation Tables audited under Swiss Law” of the Compensation Report.

In our opinion, the information on remuneration, loans and advances in the attached Compensation Report complies with Swiss law and Art. 14-16 VegüV.

Basis for Opinion

We conducted our audit in accordance with Swiss law and Swiss Standards on Auditing (SA-CH). Our responsibilities under those provisions and standards are further described in the “Auditor’s Responsibilities for the Audit of the Compensation Report” section of our report. We are independent of the Company in accordance with the provisions of Swiss law and the requirements of the Swiss audit profession, and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other Information

The Board of Directors is responsible for the other information. The other information comprises the information included in the annual report, but does not include the section “Compensation Tables audited under Swiss Law” of the Compensation Report, the consolidated financial statements, the financial statements and our auditor’s reports thereon.

Our opinion on the Compensation Report does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the Compensation Report, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the consolidated financial statements, or our knowledge obtained in the audit or otherwise appears to be materially misstated.

106	2023 General Annual Meeting Invitation, Proxy Statement

COMPENSATION REPORT FOR FISCAL YEAR 2023
If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

Board of Directors' Responsibilities for the Compensation Report

The Board of Directors is responsible for the preparation of a Compensation Report in accordance with the provisions of Swiss law and the Company's articles of incorporation, and for such internal control as the Board of Directors determines is necessary to enable the preparation of a Compensation Report that is free from material misstatement, whether due to fraud or error. The Board of Directors is also responsible for designing the remuneration system and defining individual remuneration packages.

Auditor’s Responsibilities for the Audit of the Compensation Report

Our objectives are to obtain reasonable assurance about whether the information on remuneration, loans and advances pursuant to Art. 14-16 VegüV is free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Swiss law and SA-CH will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of this Compensation Report.

As part of an audit in accordance with Swiss law and SA-CH, we exercise professional judgment and maintain professional scepticism throughout the audit. We also:

• Identify and assess the risks of material misstatement in the Compensation Report, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

• Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made.

We communicate with the Board of Directors or its relevant committee regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

2023 General Annual Meeting Invitation, Proxy Statement	107

COMPENSATION REPORT FOR FISCAL YEAR 2023
We also provide the Board of Directors or its relevant committee with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, actions taken to eliminate threats or safeguards applied.

KPMG AG

Regula Tobler	Stefan Widmer
Licensed Audit Expert Auditor in Charge	Licensed Audit Expert

Zurich, 17 May, 2023

Enclosure:
-Compensation Tables Audited under Swiss Law

108	2023 General Annual Meeting Invitation, Proxy Statement

Equity Compensation Plan Information
The following table summarizes the shares that may be issued upon the exercise of options (including PSOs and PPOs), service-based RSUs, PSUs, and other rights under our employee equity compensation plans as of March 31, 2023. These plans include the 1996 Employee Share Purchase Plan (U.S.) and 2006 Employee Share Purchase Plan (Non-U.S.) (together, the “ESPPs”) and the 2006 Stock Incentive Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity Compensation Plans Approved by Security Holders	4,573,077	(2)	$66	12,000,331
Equity Compensation Plans Not Approved by Security Holders	—		$0	—
Total	4,573,077	(3)	$66	12,000,331	(4)
(1)The weighted average exercise price is calculated based solely on outstanding options.
(2)Includes options and rights to acquire shares outstanding under our 1996 Employee Share Purchase Plan (U.S.), 2006 Employee Share Purchase Plan (Non-U.S.) and 2006 Stock Incentive Plan.
(3)Represents approximately 2.9% of the issued and outstanding share capital of the Company as of March 31, 2023.
(4)Represents approximately 7.5% of the issued and outstanding share capital of the Company as of March 31, 2023.
2006 Stock Incentive Plan
The Logitech International S.A. 2006 Stock Incentive Plan provides for the grant to eligible employees and non-employee members of the Board of Directors of stock options, stock appreciation rights, restricted stock, and restricted stock units. As of March 31, 2023, Logitech has granted stock options, service-based RSUs, and PSUs under the 2006 Stock Incentive Plan and has made no grants of restricted shares or stock appreciation rights. Stock options granted under the 2006 Stock Incentive Plan generally will have terms not exceeding 10 years and will be issued at exercise prices not less than the fair market value on the date of grant. Awards under the 2006 Stock Incentive Plan may be conditioned on continued employment, the passage of time, or the satisfaction of performance vesting criteria. As of March 31, 2023, an aggregate of 33,800,000 shares was reserved for issuance under the 2006 Stock Incentive Plan. As of March 31, 2023, a total of 8,421,624 shares were available for issuance under this plan.
Employee Share Purchase Plans
Logitech maintains two employee share purchase plans, one for employees in the United States and one for employees outside the United States. The plan for employees outside the United States is named the 2006 Employee Share Purchase Plan (Non-U.S.), or 2006 ESPP, and was approved by the Board of Directors in June 2006. The plan for employees in the United States is named the 1996 Employee Share Purchase Plan (U.S.), or 1996 ESPP. The 1996 ESPP was the worldwide plan until the adoption of the 2006 ESPP in June 2006. Under both plans, eligible employees may purchase shares with up to 10% of their earnings at the lower of 85% of the fair market value at the beginning or the end of each six-month offering period. Purchases under the plans are limited to a fair value of $25,000 in any one year, calculated in accordance with U.S. tax laws. During each offering period, payroll deductions of employee participants are accumulated under the share purchase plan. Subject to continued participation in these plans, purchase agreements are automatically executed at the end of each offering period. As of March 31, 2021, an aggregate of 29,000,000 shares was reserved for issuance under both the 1996 and 2006 ESPPs. As of March 31, 2023, a total of 3,578,707 shares were available for issuance under the ESPPs.
****************

2023 General Annual Meeting Invitation, Proxy Statement	109

Annexes

Annex 6.A. – Proposed Amendments to Article 8 para. 3 and 4, Article 9 para. 1, Article 24, and Article 13 para. 2 of the Articles of Incorporation
Article 8 para. 3 and para. 4
[...]
~~As from January 1, 2023, the~~The Board of Directors may also decide to hold General Meetings in several locations or virtually without any physical place of meeting.
One or more shareholders who represent together at least ~~ten~~five percent of the share capital or the voting rights may demand that a General Meeting be called. One or more shareholders, who represent together shares representing at least ~~the lesser of (i) one (1)~~0.5 percent of the share capital or ~~(ii) an aggregate nominal value of CHF 1,000,000 (one million Swiss Francs),~~the voting rights may demand that an item be included on the agenda ~~for~~of a General Meeting. A shareholder demand to call a General Meeting and to include an item on the agenda shall be made in writing and shall describe the matters to be considered and any proposals to be made to the shareholders. Such written request shall be received by the Board of Directors at least sixty (60) days before the date proposed for the General Meeting.

Article 9 para. 1
General Meetings shall be called at least twenty days before the date of the meeting by a single notice published in the media specified in Article 24 below and/or by including the notice in the proxy statement pursuant to the rules of the U.S. Securities and Exchange Commission.
[...]

Article 24
Public ~~notices~~ communications by the Company shall be made in the Swiss Official Gazette of Commerce (Feuille Officielle Suisse du Commerce) ~~(Swiss Official Commercial Gazette).~~ and/or in the form that allows proof by text specified by the Board of Directors from time to time. Notices of General Meetings may be given solely through the notice included in the proxy statement pursuant to the rules of the U.S. Securities and Exchange Commission.

Article 13 para. 2
[...]
~~As a general rule, voting and elections shall be conducted by a show of hands; however, a secret ballot shall be used when the Chairman of the General Meeting so orders or when 25 shareholders present at the meeting shall so request. An electronic vote shall be deemed a secret ballot.~~
The Chairperson of the General Meeting shall determine the voting procedure.

A-1	2023 General Annual Meeting Invitation, Proxy Statement

ANNEXES: PROPOSED AMENDMENTS TO ARTICLES OF INC.
Annex 6.B. – Proposed Amendments to Article 17 bis, Article 18 bis para. 2, Article 18 ter, and Article 19 quinquies of the Articles of Incorporation
Article 17 bis
No member of the Board of Directors shall assume more than ten (10) ~~m~~Mandates in ~~supreme management or supervisory bodies of legal entities~~ other enterprises with an economic purpose ~~outside the Logitech group~~, of which no more than four (4) may be in listed companies. In addition, members of the Board of Directors may assume up to ten (10) ~~m~~Mandates in ~~the governing bodies of~~ charitable or similar organizations. The ~~Chairman~~ Chairperson of the Board of Directors must be informed of such ~~m~~Mandates.
The term "Mandates" shall mean an activity carried out as a member of the board of directors, the executive management or an advisory board or comparable functions thereto.
The limits contemplated in the preceding paragraph do not apply to ~~m~~Mandates:
a) for companies controlled by the Company or that control the Company; and
b) that a member of the Board of Directors assumes at the request of the Company or of a company controlled by it.~~; and~~
~~c) for companies that are not required to be registered in the commercial registry in Switzerland or in an equivalent registry outside of Switzerland.~~
Mandates for legal entities under common control or at the request of such legal entities are counted as one single ~~m~~Mandate for the purpose of this Article 17 bis.

Article 18 bis para. 2
[...]
Employment agreements entered into with members of the Management Team may contemplate a prohibition of competition after termination of the relevant employment agreement. The total consideration for a prohibition of competition that applies after termination of an employment agreement and expiration of the applicable notice period, if any, shall not exceed, with respect to the entire period during which the prohibition of competition applies, the ~~total annual compensation of the~~average of the total compensation paid or granted to the relevant member of the Management Team during the three (3) financial years immediately preceding the termination or expiration of the notice period of the employment agreement.

Article 18 ter
No member of the Management Team may assume more than five (5) ~~m~~Mandates in ~~supreme management or supervisory bodies of legal entities outside the Logitech group~~ other enterprises with an economic purpose, of which no more than two (2) may be in listed companies. In addition, Members of the Management Team may assume up to five (5) ~~m~~Mandates in ~~the governing bodies of~~ charitable or similar organizations. Any such ~~m~~Mandate shall require the approval of the Board of Directors.
The term "Mandates" shall mean an activity carried out as a member of the board of directors, the executive management or an advisory board or comparable functions thereto.
This restriction does not include ~~m~~Mandates:
a) for companies controlled by the Company or that control the Company; and
b) that a member of the Management Team assumes at the request of the Company or of a company controlled by it~~; and~~.
~~c)  for companies that are not required to be registered in the commercial registry in Switzerland or in an equivalent registry outside of Switzerland.~~
Mandates for legal entities under common control are counted as one single ~~m~~Mandate for the purpose of this Article 18 ter.

Article 19 quinquies
If the maximum aggregate amount of compensation already approved by the General Meeting is not sufficient to also cover the compensation of one or more persons who become members of the Management Team during a compensation period for which the General Meeting has already approved the compensation of the Management Team (new hire), the Company or companies controlled by it shall be authorized to pay an additional amount with respect to the compensation period(s) already approved. Such additional amount shall for each relevant compensation period not exceed:

2023 General Annual Meeting Invitation, Proxy Statement	A-2

ANNEXES: PROPOSED AMENDMENTS TO ARTICLES OF INC.
a) for the head of the Management Team (CEO), one hundred and forty percent (140%) of the ~~total annual~~(maximum) amount allocated to the CEO in the aggregate amount of maximum compensation of the ~~former CEO~~Management Team last approved by shareholders at a General Meeting; and
b) for any new hire of a member of the Management Team other than the CEO, one hundred and forty percent (140%) of the highest ~~total annual compensation of any~~(maximum) amount allocated to a member of the Management Team other than the CEO in the aggregate amount of maximum compensation of the Management Team last approved by shareholders at a General Meeting.

A-3	2023 General Annual Meeting Invitation, Proxy Statement

ANNEXES: PROPOSED AMENDMENTS TO ARTICLES OF INC.
Annex 6.C. – Proposed new Article 27, Article 28, and Title VIII of the Articles of Incorporation
TITLE VIII
CONDITIONAL CAPITAL AND CAPITAL BAND
Article 27[1]
The Company has a capital band ranging from CHF 38,948,989.50 (lower limit) to CHF 47,604,320.50 (upper limit). The Board of Directors shall be authorized within the capital band to (i) increase or decrease the share capital once or several times and in any amounts or (ii) acquire (including based on a share repurchase program approved by the Board of Directors) shares directly or indirectly, until September 13, 2028 or until an earlier expiration of the capital band. The capital increase or decrease may be effected (x) by issuing up to 17,310,662 fully paid-in registered shares with a nominal value of CHF 0.25 each and canceling up to 17,310,662 registered shares with a nominal value of CHF 0.25 each, as applicable, (y) by increasing or decreasing the nominal value of the existing shares within the limits of the capital band, or (z) by simultaneous decrease and re-increase of the share capital.

In the event of a capital increase within the capital band, the Board of Directors shall, to the extent necessary, determine the issue price, the type of contribution (including a cash contribution, a contribution in kind, a set-off of a receivable and a conversion of freely available equity capital), the date of issue, the conditions for the exercise of subscription rights and the commencement date for dividend entitlement.

The Board of Directors may issue new shares by means of a firm underwriting through a financial institution, a syndicate of financial institutions or another third party and a subsequent offer of these shares to the existing shareholders or third parties (if the subscription rights of the existing shareholders have been withdrawn or have not been duly exercised). The Board of Directors is entitled to permit, to restrict or to exclude the trade with subscription rights. The Board of Directors may permit the expiration of subscription rights that have not been duly exercised, or it may place such rights or shares as to which subscription rights have been granted, but not duly exercised, at market conditions or may use such rights or shares otherwise in the interest of the Company.

In the event of an issuance of shares, the Board of Directors is further authorized to withdraw or restrict subscription rights of existing shareholders and allocate such rights to third parties (including individual shareholders), the Company or any of its group companies:

(a) if the issue price of the new shares is determined by reference to the market price; or

(b) for raising equity capital in a fast and flexible manner, which would not be possible, or would only be possible with great difficulty or at significantly less favorable conditions, without the exclusion of the subscription rights of existing shareholders; or

(c) for the acquisition of companies, part(s) of companies or participations, for the acquisition of products, intellectual property or licenses by or for investment projects of the Company or any of its group companies, or for the financing or refinancing of any of such transactions through a placement of shares; or

(d) for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, including financial investors, or in connection with the listing of new shares on domestic or foreign stock exchanges; or

(e) for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of shares in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s).

After a change of the nominal value, new shares shall be issued within the capital band with the same nominal value as the existing shares.

If the share capital increases as a result of an increase from conditional capital pursuant to Article 25 or Article 26 of these Articles of Incorporation, the upper and lower limits of the capital band shall increase in an amount corresponding to such increase in the share capital.

2023 General Annual Meeting Invitation, Proxy Statement	A-4

ANNEXES: PROPOSED AMENDMENTS TO ARTICLES OF INC.
In the event of a decrease of the share capital within the capital band, the Board of Directors shall, to the extent necessary, determine the use of the decrease amount. The Board of Directors shall make the necessary ascertainments and amend the Articles of Incorporation accordingly.

Article 28
The total number of newly issued shares which may be issued subject to a limitation or the withdrawal of subscription rights or advance subscription rights from (i) the capital band pursuant to Article 27 of these Articles of Incorporation and/or (ii) the conditional share capital pursuant to Article 26 of these Articles of Incorporation may not exceed 17,310,662 new shares with a nominal value of CHF 0.25 each.

[1] The new Article 27 and Article 28 replace the existing Article 27 (authorized share capital) in full.

A-5	2023 General Annual Meeting Invitation, Proxy Statement

ANNEXES: PROPOSED AMENDMENTS TO ARTICLES OF INC.
Annex 6.D. – Proposed new Article 4 para. 2, Article 12, Article 13 para. 1, Article 14, Article 15, Article 17 ter para. 2, Article 21, and Title IV[1] of the Articles of Incorporation
Article 4 para. 2
[…]
~~The general meeting of shareholders (the "General Meeting") shall have the authority to convert the registered shares into bearer shares by means of an amendment to these Articles of Incorporation.~~
Subject to the paragraph below, the registered shares of the Company will be uncertificated securities (in terms of the Swiss Code of Obligations) and book entry securities (in terms of the Swiss Book Entry Securities Act).
[…]

Article 12
The General Meeting shall be presided over by the ~~Chairman~~Chairperson of the Board of Directors or any other member of the Board of Directors. In the absence of such persons, the ~~chairman~~Chairperson shall be appointed by the General Meeting.
The ~~Chairman~~Chairperson of the General Meeting shall appoint the secretary of the General Meeting and the scrutineers.

Article 13 para. 1
In the absence of any provision to the contrary in the law or these Articles of Incorporation, the General Meeting shall make resolutions and proceed to elections by a simple majority of the votes cast. In the event of a tie vote, the vote of the ~~Chairman~~Chairperson of the General Meeting shall decide.
[…]

Article 14
The Board of Directors of the Company shall be composed of at least three members elected individually by the General Meeting for a term of office expiring after completion of the subsequent Annual General Meeting and who shall be ~~indefinitely~~ re-eligible.
The ~~Chairman~~Chairperson of the Board of Directors shall also be appointed by the General Meeting for a term of office expiring after completion of the subsequent Annual General Meeting and who shall be ~~indefinitely~~ re-eligible.
Unless provided otherwise in the law or these Articles of Incorporation, the Board of Directors shall organize itself. It shall be entitled to elect one or more ~~vice-chairmen~~vice-chairpersons, who shall assume the responsibilities of the ~~Chairman~~Chairperson of the Board of Directors if the latter is incapacitated. Members of the Board of Directors may enter into agreements relating to their compensation for a fixed term or for an indefinite term. Duration and termination shall comply with the term of office and the law.

Article 15
The Board of Directors shall make decisions and proceed to elections by a simple majority ~~vote~~ of the ~~members present at the meeting~~votes cast. In the event of a tie vote, the vote of the ~~Chairman~~Chairperson shall decide. Further details of the Board of Directors' corporate governance shall be set forth in the Company's organizational regulations.
~~The decisions of the Board of Directors may be made in the form of a written consent (given by letter, fax or telegram) to a proposal, such consent representing a majority of all the members of the Board of Directors inasmuch as the proposal was submitted to all the members of the Board of Directors, unless a discussion is requested by one of them.~~

Article 17 ter para. 2
[…]
The ~~chairman~~Chairperson of the Compensation Committee shall be appointed by the Board of Directors. The Compensation Committee shall otherwise organize itself.
[…]

Article 21
Five percent of the annual profits shall be allocated to the ~~general~~legal profit reserve until such reserve reaches twenty percent of the ~~paid in~~ share capital registered with the commercial register. Should the ~~general reserve be used in any amount the allocation of profits shall be made until this level is reached again.~~legal profit reserve be reduced, annual

2023 General Annual Meeting Invitation, Proxy Statement	A-6

ANNEXES: PROPOSED AMENDMENTS TO ARTICLES OF INC.
profits shall be reallocated to the legal profit reserve until such reserve again reaches twenty percent of the share capital registered with the commercial register.
The balance of the profits arising from the balance sheet and the repayment of the statutory capital contribution reserves shall be distributed according to the resolutions of the General Meeting, upon proposition of the Board of Directors; however, the mandatory legal provisions of the law relating to the legal reserve must be complied with.

[1] Change in the French text only ("Titre" instead of "Title" to reflect the proper French term).

A-7	2023 General Annual Meeting Invitation, Proxy Statement

logitech

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 7, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20479-P95969

LOGITECH INTERNATIONAL S.A.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposals:

		1 Year	2 Years	3 Years	Abstain
3.	Advisory vote on the frequency of future advisory votes on executive compensation	☐	☐	☐	☐

If you are a registered shareholder, to the extent that you do not give specific voting instructions with respect to one or several of the above proposals, by signing this form you instruct the Independent Representative to exercise your vote in favor of the recommendations of the Board of Directors on the corresponding proposals contained in the Invitation and Proxy Statement as well as on new proposals and amended proposals that could be formulated during the course of the Annual General Meeting.

I/we hereby authorize a person named on the reverse to act as my/our Proxy to present me/us at the Annual General Meeting and ask you to send an admission card directly to such person. ☐

	Yes	No
I/we will **personally** attend the Annual General Meeting and ask you to send me/us an admission card to my/our name(s).	☐	☐
I/we authorize the **Independent Representative**, Etude Regina Wenger and Sarah Keiser-Wüger, Notary Public, Rue Caroline 1, 1003 Lausanne, Switzerland, to represent me/us at the Annual General Meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The 2023 Invitation, Proxy Statement and Annual Report are available at www.proxyvote.com.

V20480-P95969

Invitation to the 35th Annual General Meeting of LOGITECH INTERNATIONAL S.A.

Wednesday, September 13, 2023 – 2:00 PM CEST (registration starts at 1:30 PM CEST) at the SwissTech Convention Center, EPFL - Lausanne, Switzerland

If you do not appoint a proxy below or make arrangements to attend and vote these shares at the Annual General Meeting, your proxy will be assigned to the Independent Representative to represent you. Please provide your voting instructions by marking the applicable boxes on the reverse side. If you sign and return this Proxy Card without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote these shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new and amended proposals that could be formulated during the course of the meeting.

If you are appointing a proxy other than the Independent Representative, please complete the following:

Name and address of proxy: ______________________________

____